   As filed with the Securities and Exchange Commission on April 28, 2006


                                                             FILE No. 333-01781
                                                                       811-8230
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-6
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Post-Effective Amendment No. 12 on Form N-6
                     to Registration Statement on Form S-6

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5


                             JPF SEPARATE ACCOUNT C
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                David K. Booth
                                   President

                      Jefferson Pilot Variable Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                  Copies to:
                          Frederick C. Tedeschi, Esq.

                  Jefferson Pilot Financial Insurance Company
                               One Granite Place
                               Concord, NH 03301

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On May 1, 2006 pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date), pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================
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


                             PROSPECTUS: MAY 1, 2006


                                 JPF ENSEMBLE SL

                             JPF SEPARATE ACCOUNT C

          FLEXIBLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE POLICY
                          ON THE LIVES OF TWO INSUREDS

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

          One Granite Place Concord, New Hampshire 03301 1-800-258-3648

This Prospectus describes the Ensemble Survivorship Life Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:

JPVF CAPITAL GROWTH PORTFOLIO
JPVF GROWTH PORTFOLIO
JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH INCOME FUND, CLASS 2

DWS SMALL CAP INDEX VIP-CLASS B

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
GOLDMAN SACHS CAPITAL GROWTH FUND
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PRO FUND VP FINANCIALS
PRO FUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PRO FUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS

TEMPLETON FOREIGN SECURITIES FUND: CLASS 2

VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble SL insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
POLICY BENEFITS/RISKS SUMMARY                                                                  3
POLICY RISKS                                                                                   4
PORTFOLIO RISKS                                                                                5
FEE TABLES                                                                                     6
DEFINITIONS                                                                                   11
THE COMPANY                                                                                   12
THE SEPARATE ACCOUNT                                                                          13
INVESTMENT AND FIXED ACCOUNT OPTIONS                                                          14
  Separate Account Investments                                                                14
  Investment Advisers and Objectives for Each of the Funds                                    14
  Mixed and Shared Funding; Conflicts of Interest                                             19
  Fund Additions, Deletions or Substitutions                                                  19
  General Account                                                                             19
POLICY CHOICES                                                                                20
  General                                                                                     20
  Premium Payments                                                                            20
  Modified Endowment Contract                                                                 20
  Compliance with the Internal Revenue Code                                                   21
  Backdating                                                                                  21
  Allocation of Premiums                                                                      21
  Death Benefit Options                                                                       22
  Transfers and Allocations to Funding Options                                                22
  Telephone Transfers, Loans and Reallocations                                                23
  Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)                       24
POLICY VALUES                                                                                 24
  Accumulation Value                                                                          24
  Unit Values                                                                                 25
  Net Investment Factor                                                                       25
  Surrender Value                                                                             26
CHARGES & FEES                                                                                26
  Charges & Fees Assessed Against Premium                                                     26
  Charges & Fees Assessed Against Accumulation Value                                          26
  Charges & Fees Assessed Against the Separate Account                                        28
  Charges Deducted Upon Surrender                                                             28
  Surrender Charges on Surrenders and Withdrawals                                             29
POLICY RIGHTS                                                                                 29
  Surrenders                                                                                  29
  Withdrawals                                                                                 30
  Grace Period                                                                                30
  Reinstatement of a Lapsed or Terminated Policy                                              30
  Coverage Beyond Insured's Attained Age 100                                                  30
  Right to Defer Payment                                                                      31
  Policy Loans                                                                                31
  Policy Changes                                                                              32
  Right of Policy Examination ("Free Look Period")                                            32
  Supplemental Benefits                                                                       33
DEATH BENEFIT                                                                                 34
POLICY SETTLEMENT                                                                             34
  Settlement Options                                                                          34
ADDITIONAL INFORMATION                                                                        34
  Reports to Policyowners                                                                     34
  Right to Instruct Voting of Fund Shares                                                     35
  Disregard of Voting Instructions                                                            35
  State Regulation                                                                            35
  Legal Matters                                                                               35
  Financial Statements                                                                        36
  Employment Benefit Plans                                                                    36
TAX MATTERS                                                                                   36
  General                                                                                     36
  Federal Tax Status of the Company                                                           36
  Life Insurance Qualification                                                                36
  Charges for JP Financial Income Taxes                                                       39
MISCELLANEOUS POLICY PROVISIONS                                                               39
  The Policy                                                                                  39
  Payment of Benefits                                                                         40
  Suicide and Incontestability                                                                40
  Protection of Proceeds                                                                      40
  Nonparticipation                                                                            40
  Changes in Owner and Beneficiary; Assignment                                                40
  Misstatements                                                                               40
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS             A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

   POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium survivorship universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of prospective Insureds who meet our Age and underwriting standards. We will apply any funds you give us, without interest, to the Policy on the Policy Date.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Surviving Insured dies and we receive due proof of the Second Death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the two available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

   COVERAGE GUARANTEE: For the first five Policy Years, if your total premiums (less withdrawals and Policy Debt) exceed the cumulative minimum no-lapse premium requirement, we guarantee that the Policy will stay in force, even if the Surrender Value is insufficient to provide the monthly deduction. The terms and availability of the coverage guarantee differ in certain states.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge $50 for each withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and either Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-  FLEXIBILITY OF PREMIUMS

   After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.


   PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.


-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

   POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Cash Value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first nine Policy Years after the Policy Date. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the minimum premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

   THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                               WHEN CHARGE IS
CHARGE                         DEDUCTED                                         AMOUNT DEDUCTED
---------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)         Each Premium Payment                             2.5% of premium

Federal Income Tax Charge (1)  Each Premium Payment                             1.25% of premium

Surrender Charge (2)           Policy surrender, partial withdrawal,            MAXIMUM = $43.32 per $1,000 of Specified Amount
                               decrease in Specified Amount or lapse
                               in first nine Policy Years                       MINIMUM = $0.35 per $1,000 of Specified Amount

                                                                                For 59 year old male non-smoker, standard rating
                                                                                class and 59 year Years old female non-smoker,
                                                                                standard rating class:
                                                                                   $14.60 per $1,000 of Specified Amount in Policy
                                                                                   Year 1, declining to
                                                                                   $2.92 per $1,000 of Specified Amount in Policy
                                                                                   Year 9

Transfer Fees                  Upon Transfer                                    $0 on first 12 transfers in each Policy Year; $25
                                                                                on each transfer thereafter on a current basis;
                                                                                $50 per transfer guaranteed maximum

Withdrawal Charge              Upon Withdrawal                                  $50

In-force Policy Illustrations  Upon Request                                     $50 (3)

Net Policy Loan Interest       Upon each Policy Anniversary or, when            Type A Loan: 0% (5)
  Rate (4)                     applicable, loan  repayment, Policy surrender,
                               reinstatement of Policy or death of the Insured  Type B Loan: 1% annually

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year.

                                           SURRENDER CHARGE AS
                                          PERCENTAGE OF INITIAL
                       POLICY YEAR          SURRENDER CHARGE
                       -----------        ---------------------
                         0-5                    100%
                           6                     80%
                           7                     60%
                           8                     40%
                           9                     20%
                          10+                     0%

     For more information and an example, see "Charges Deducted Upon Surrender," beginning on page 27 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See POLICY LOANS, beginning on page 30.

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                 WHEN CHARGE IS
CHARGE                           DEDUCTED                              AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                Monthly on Monthly Anniversary Date   $0.0004 - $83.33 per $1,000
(per $1,000 of net amount
at risk) (1), (5)
                                                                       For 59 year old male and 59 year old female non-smokers:
                                                                           Current: $0.11 per $1,000
                                                                           Guaranteed: $0.11 per $1,000

Acquisition Charge               Monthly on Monthly Anniversary Date   Maximum: $0.97 per $1,000 in Policy Year 1
(per $1,000 of Specified                                                        $0.48 per $1,000 in Policy Year 2
Amount) (2), (5)                                                                $0.00 thereafter

                                                                       For 59 year old male and female non-smokers, standard
                                                                       rating class:
                                                                           $0.29 per $1,000 of Specified Amount in Policy Year 1;
                                                                           $0.15 per $1,000 in Policy Year 2

Mortality and Expense Risk       Accrued Daily                         Maximum:
Charge (3)                                                                 Policy Years 1-10: 1.25% annually
                                                                           Policy Years 11+:  0.85% annually

                                                                       Current:
                                                                           Policy Years 1-10: 1.00% annually
                                                                           Policy Years 11+:  0.40% annually

Unit Expense Charge              Monthly on Monthly Anniversary Date   $0.05 per $1000 of Specified Amount in Policy Years 1
                                                                       through 10 - ($15 per month minimum); $0.02 per $1000 of
                                                                       Specified Amount in Policy Years 11 and thereafter ($15 per month minimum; $50 per month maximum)

Administrative Expense Charge    Monthly on Monthly Anniversary Date   $10 per month

Tax Charge                       Each Valuation Period                 Currently none (4)

(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the both Insureds and the duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insureds. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $48.34 per thousand dollars of Specified Amount. The Load Basis Amount for 59 year old male and female non-smokers, standard rating class is $14.60 per thousand. For more information about the acquisition charge, see "Acquisition Charge," beginning on page 27.

(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 27 below.

(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your policy, please contact us at the address or telephone number on the first page of the prospectus or contact your representative.

     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                               WHEN CHARGE IS
                               DEDUCTED                                  AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------------
Automatic Increase             Monthly on the Monthly Anniversary Date   $0.01 - $0.11 per $1000 of Initial Specified
                                                                         Amount (1) (4)

                                                                         59 year old male and female non-smokers, standard rating
                                                                         class:
                                                                            $0.02 per $1,000 of Initial Specified Amount

Death Benefit Maintenance      Beginning at the Younger Insured's        $6.79 per $1,000 of rider amount, offset by reduction in
                               Attained Age 90, Monthly on the Monthly   Cost of Insurance
                               Anniversary Date

Policy Split Option Rider      Monthly on the Monthly Anniversary Date   No charge

Estate Protection*             Cost of Insurance (per $1,000 of net      $0.01 per $1,000
                               amount at risk) Monthly on the Monthly
                               Anniversary Date                          Minimum: $0.0005 per $1,000 of Specified Amount
                                                                         Maximum: $70.69 per $1,000 of Specified Amount
                                                                         59 year old male and female non-smokers, standard rating
                                                                         class (4):
                                                                            $0.01 - $0.10 per $1,000 of Specified Amount

Guaranteed Death Benefit       Monthly on the Monthly Anniversary Date   $0.01 per $1,000 of Specified Amount.

Specified Insured Term Rider   Monthly on the Monthly Anniversary Date   $0.06 - $83.33 per $1,000 of Death Benefit (2) (4)

                                                                         59 year old female non-smoker, of any rating class:
                                                                            $0.48 per $1,000 of Death Benefit

Supplemental Coverage Rider    COI Charge: Monthly on the Monthly        $0.0004 - $83.33 per $1,000 of Net Amount at Risk
                               Anniversary Date                          attributable to the Rider (2), (4)

                                                                         59 year old male female non-smokers, standard rating
                                                                         class:
                                                                            $0.11 per $1,000 of Net Amount at Risk attributable to
                                                                            the Rider

                               Rider Acquisition Charge, Deducted        $0.04 to $.97 per $1,000 of Rider Specified Amount in
                               Monthly on the Monthly Anniversary Date   Rider Year 1 and $.02 to $.48 per $1,000 of Rider
                                                                         Specified Amount in Rider Year 2 (3), (4)

                                                                         59 year old male and female non-smokers, standard rating
                                                                         class:
                                                                            $0.29 per $1,000 of Rider Specified Amount in Rider
                                                                            Year 1 and
                                                                            $0.15 per $1,000 of Rider Specified Amount in Rider
                                                                            Year 2

                               Unit Expense Charge, Deducted Monthly     Guaranteed: $0.08 per $1,000 Rider Specified Amount Rider
                               on the Monthly Anniversary Date           Years 1-10; $0.02 per $1,000 Rider Specified Amount Rider
                                                                         Years 11+

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge are similar to the calculation of the cost of insurance charge on the Policy. See footnote (1) on page 7.

(3) This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operation of this charge are similar to the calculation of the Acquisition Charge on the Policy. See footnote (2) on page 7.

(4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                       MINIMUM  MAXIMUM
                                                       -------  -------
Total Annual Portfolio Operating Expenses (expenses     0.24%    2.00%
that are deducted from Portfolio assets, including
management fees, distribution (12b-1) fees, and other
expenses), without waivers or expense reimbursements

Total Annual Portfolio Operating Expenses (expenses     0.24%    1.98%
that are deducted from Portfolio assets, including
management fees, distribution (12b-1) fees, and
other expenses), with contractual waivers and
expense reimbursements



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005 for the Portfolios in which the Variable Account invests.

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for one Portfolio, and the expense limits are terminable after December 31, 2006. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and 0.24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Note that the SEC recently adopted rules which will require, among other things, that the underlying Fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on Policyowners whose transfers among Investment Divisions cause underlying fund Portfolio shares to be redeemed shortly after the shares of the same Portfolio are purchased as a result of such Policyowners transfers. Such fees, if imposed, would be paid by the Portfolio the shares of which were purchased and sold. Those same rules permit underlying fund Boards of Directors or Boards of Trustees to place restrictions on how quickly shares may be sold after those shares have been purchased. Such restrictions, if imposed, would restrict a Policyowner's ability to request transfers involving the Division which purchases such shares.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2005, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)


                                                     12b-1 OR                  TOTAL PORTFOLIO                TOTAL PORTFOLIO
                                            MGMT.     SERVICE      OTHER           EXPENSES         TOTAL        EXPENSES
                                            FEES        FEES      EXPENSES    (WITHOUT WAIVERS)    WAIVERS     (WITH WAIVERS)
                                           ------   ----------   ----------   ------------------   --------   ----------------
JPVF Capital Growth                          0.73%                     0.07%                0.80%                         0.80%
JPVF Growth                                  0.65%                     0.11%                0.76%                         0.76%
JPVF Strategic Growth                        0.79%                     0.09%                0.88%                         0.88%
JPVF S&P 500 Index(2)                        0.24%                     0.10%                0.34%      0.06%              0.28%
JPVF Value Fund                              0.75%                     0.07%                0.82%                         0.82%
JPVF Mid-Cap Growth                          0.90%                     0.17%                1.07%                         1.07%
JPVF Mid-Cap Value                           1.02%                     0.11%                1.13%                         1.13%
JPVF Small Company                           0.75%                     0.10%                0.85%                         0.85%
JPVF Small-Cap Value                         1.27%                     0.09%                1.36%                         1.36%
JPVF International Equity                    1.00%                     0.22%                1.22%                         1.22%
JPVF World Growth Stock                      0.75%                     0.11%                0.86%                         0.86%
JPVF High Yield Bond                         0.75%                     0.32%                1.07%                         1.07%
JPVF Balanced                                0.65%                     0.12%                0.77%                         0.77%
JPVF Money Market                            0.49%                     0.07%                0.56%                         0.56%
American Century VP International            1.23%                     0.00%                1.23%                         1.23%
American Century VP Value Class II           0.83%        0.25%        0.00%                1.08%                         1.08%
American Funds Growth Class 2                0.30%        0.25%        0.05%                0.60%      0.03%              0.57%
American Funds Growth-Income Class 2         0.25%        0.25%        0.04%                0.54%      0.02%              0.52%
DWS Small Cap Index VIP Class B(5)           0.34%        0.25%        0.12%                0.71%      0.01%              0.70%
Fidelity(R) VIP Contrafund(R)                0.57%                     0.09%                0.66%                         0.66%
Fidelity(R) VIP Equity-Income(8)             0.47%                     0.09%                0.56%                         0.56%
Fidelity(R) VIP Growth(8)                    0.57%                     0.10%                0.67%                         0.67%
Fidelity(R) VIP Investment Grade Bond
Class 2                                      0.36%        0.25%        0.12%                0.73%                         0.73%
Fidelity(R) VIP Mid Cap Class 2(8)           0.57%        0.25%        0.12%                0.94%                         0.94%
Franklin Small Cap Value Securities
Class 2(1)                                   0.52%        0.25%        0.12%                0.89%                         0.89%
Goldman Sachs VIT Capital Growth(8)          0.75%                     0.15%                0.90%                         0.90%
MFS(R) Utilities                             0.75%                     0.15%                0.90%                         0.90%
PIMCO Total Return(3)                        0.50%        0.15%        0.01%                0.66%      0.01%              0.65%
ProFund VP Asia 30(4)                        0.75%        0.25%        0.82%                1.82%                         1.82%
ProFund VP Europe 30(4)                      0.75%        0.25%        0.76%                1.76%                         1.76%
ProFund VP Financials(4)                     0.75%        0.25%        0.92%                1.92%                         1.92%
ProFund VP Health Care(4)                    0.75%        0.25%        0.89%                1.89%                         1.89%
ProFund VP Large-Cap Growth(4)               0.75%        0.25%        0.94%                1.94%                         1.94%
ProFund VP Large-Cap Value(4)                0.75%        0.25%        1.00%                2.00%      0.02%              1.98%
ProFund VP Rising Rates Opportunity(4)       0.75%        0.25%        0.73%                1.73%                         1.73%
ProFund VP Small-Cap Growth(4)               0.75%        0.25%        0.85%                1.85%                         1.85%
ProFund VP Small-Cap Value(4)                0.75%        0.25%        0.91%                1.91%                         1.91%
ProFund VP Technology(4)                     0.75%        0.25%        0.89%                1.89%                         1.89%
ProFund VP U.S. Government Plus(4)           0.50%        0.25%        0.84%                1.59%                         1.59%
Templeton Foreign Securities Class 2(1)      0.65%        0.25%        0.17%                1.07%      0.05%              1.02%
Vanguard(R) Mid-Cap Index(7)                 0.21%                     0.03%                0.24%                         0.24%
Vanguard(R) REIT Index(7)                    0.27%                     0.04%                0.31%                         0.31%
Vanguard(R) Small Company Growth(6)          0.40%                     0.00%                0.40%                         0.40%


  (1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

  (2) The Portfolio's investment adviser reimbursed the Portfolio for total annual expenses above .28% of average net assets during 2005. Without such reimbursement, total annual expenses would have been .34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.

  (3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, .65% of average daily net assets.

  (4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2006. After such date, the expense limitation may be terminated or revised.
  (5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to .70% of the average daily net assets of the Fund until April 30, 2007. This Portfolio changed its name from Scudder VIT Small Cap Index Fund effective February 7, 2006.

  (6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. Please see the Portfolio's prospectus and statement of additional information for more details.
  (7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.

  (8) The investment adviser has contractually agreed to waive a portion of its fees through December 31, 2006.


Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insureds' ages at their nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive from you all administrative items needed to activate the Policy.

ATTAINED AGE--The respective ages of the Insureds at the last Policy
Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives either Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.


DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.


DEATH BENEFIT--The amount which is payable on the Second Death, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSUREDS--The two persons on whose lives the Policy is issued.

ISSUE AGE(S)--The Age of each Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which coverage begins under the Policy.

LOAD BASIS AMOUNT--A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal Income Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges and conversions, the Policy Date is the monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SECOND DEATH--Death of the Surviving Insured.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT C--JPF Separate Account C, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

SURRENDER CHARGE--An amount retained by us upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

SURVIVING INSURED--The Insured living after one of the Insureds dies.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the

New York Stock Exchange on the next succeeding Valuation Date.

YOUNGER INSURED'S ATTAINED AGE 100--The Policy Anniversary on which the younger Insured would be Attained Age 100, regardless of whether he or she is still alive.

THE COMPANY


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. On April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in June of 2000. On April 3, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the merger of the two companies operations. The obligations of the Company as set forth in your policy, this Prospectus, and the Statement of Additional Information will not change as a result of this merger. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


At December 31, 2005 the Company and its subsidiaries had total assets of approximately $17 billion and had $252.4 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $36 billion. At the same date, the total assets of Lincoln National Corporation and its subsidiaries, not including the subsidiaries of Jefferson-Pilot Corporation, were $125 billion.


We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.

We are currently rated AA (Very Strong) by Standard & Poor's Corporation, A+ (Superior) by A. M. Best Company, and AA (Very Strong) by Fitch Ratings. These ratings do not apply to JPF Separate Account C but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account C was established under New Hampshire law on August 4, 1993 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

DIVISIONS. The Policies presently offer forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

   INVESTMENT AND FIXED ACCOUNT OPTIONS


   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.


   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 43 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series

   DWS Investments VIT Funds

   Goldman Sachs Variable Insurance Trust

   Fidelity(R) Variable Insurance Products Fund ("VIP")

   Franklin Templeton Variable Insurance Products Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP
   Vanguard Variable Insurance Fund

   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investments VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.


     Following are the investment objectives and managers for each of the
     Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH


PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2      Seeks long-term growth                               Capital
VIP Growth Portfolio               Seeks to achieve capital appreciation.               FMR
Goldman Sachs Capital Growth Fund  Seeks long-term growth of capital.                   Goldman Sachs Asset Management, L.P.

JPVF Capital Growth Portfolio      Seeks capital growth. Realization of income          Wellington Capital Management, LLC
                                   is not a significant investment consideration and    ("Wellington")
                                   any income realized will be incidental.

JPVF Growth Portfolio              Capital growth by investing primarily in equity      Turner Investment Partners, Inc.
                                   securities that the Sub-Investment Manager           ("Turner")
                                   believes have above-average growth prospects.

JPVF Strategic Growth Portfolio    Long-term growth of capital. Dividend and            T.Rowe Price
  (formerly JPVF Emerging          interest income from portfolio securities, if any,
  Growth Portfolio)                is incidental to the Portfolio's investment
                                   objective of long-term growth.

ProFund VP Large-Cap Growth        Seeks daily investment results, before fees and      ProFund Advisors LLC ("ProFund")
                                   expenses, that correspond to the daily performance
                                   of the S&P 500/Citigroup Growth Index.


                                   LARGE CORE

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio        Seeks long-term capital appreciation.                FMR
JPVF S&P 500 Index Portfolio(1)    Seeks investment results that correspond to the      Mellon Capital Management Corporation
                                   total return of common stocks publicly traded in
                                   the United States, as represented by the S&P 500.

                                   LARGE VALUE


PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,       Seeks long-term growth and income                    Capital
  Class 2

VIP Equity-Income Portfolio        Seeks reasonable income by investing primarily       FMR
                                   in income-producing equity securities. In choosing
                                   these securities the Portfolio will also consider
                                   the potential for capital appreciation.

                                   The Portfolio's goal is to achieve a yield which
                                   exceeds the composite yield on the securities
                                   comprising the Standard & Poor's Composite Index
                                   of 500 Stocks (S&P 500).

JPVF Value Portfolio               Long-term growth of capital by investing             Credit Suisse Management, LLC
                                   primarily in a wide range of equity issues that
                                   may offer capital appreciation and, secondarily,
                                   seeks a reasonable level of current income.

ProFund VP Large-Cap Value         Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily performance
                                   of the S&P 500/Citigroup Value Index.

                                PORTFOLIO CHOICES

                                 MID-CAP GROWTH

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Value Portfolio       Seeks capital appreciation.                          Turner

                                  MID-CAP CORE

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service     Seeks long-term growth of capital                    FMR
  Class 2

Vanguard(R) VIF Mid-Cap            Seeks to provide long-term growth of capital by      Vanguard
  Index Portfolio                  attempting to match the performance of a broad-
                                   based market index of stocks of medium-size U.S.
                                   companies.

                                  MID-CAP VALUE

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value       Seeks long-term capital growth. Income is a          American Century
  Fund, Class II                   secondary objective.

JPVF Mid-Cap Growth Portfolio      Seeks capital appreciation.                          Wellington

                                SMALL-CAP GROWTH


PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP-Class B    Seeks to replicate, as closely as possible,          Deutsche
                                   before expenses, the performance of the Russell
                                   2000 Small Stock Index, which emphasizes stocks of
                                   small U.S. companies.

JPVF Small Company Portfolio       Seeks growth of capital. The Portfolio pursues its   Lord, Abbett & Company, LLC
                                   objective by investing primarily in a diversified
                                   portfolio of equity securities issued by small
                                   companies.

ProFund VP Small-Cap Growth        Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily performance
                                   of the S&P SmallCap 600/Citigroup Growth Index.

Vanguard(R) VIF Small Company      Seeks to provide long-term growth of capital.        Granahan and GMO
  Growth Portfolio


                                 SMALL-CAP VALUE


PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value           Seeks long-term total return.                        Franklin Advisory Services, LLC
  Securities Fund, Class 2

JPVF Small-Cap Value Portfolio     Seeks long-term capital appreciation by investing    Dalton, Greiner, Hartman, Maher, LLC
                                   primarily in securities of small-cap companies.

ProFund VP Small-Cap Value         Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily performance
                                   of the S&P SmallCap 600/Citigroup Value Index.

                                PORTFOLIO CHOICES

                           INTERNATIONAL LARGE GROWTH

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP             Seeks capital growth.                                American Century
  International Fund

JPVF International Equity          Long-term growth of capital through investments      Marsico Capital Management, LLC
  Portfolio                        in securities whose primary trading markets are
                                   outside the United States.

ProFund VP Asia 30                 Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily performance
                                   of the ProFunds Asia 30 Index.

ProFund VP Europe 30               Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily performance
                                   of the ProFunds VP Europe 30 Index.

                            INTERNATIONAL LARGE CORE

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio  Long-term growth through a policy of investing       Templeton Global Advisors, Ltd.
                                   primarily in stocks of companies organized in the
                                   U.S. or in any foreign nation. A portion of the
                                   Portfolio may also be invested in debt obligations
                                   of companies and governments of any nation. Any
                                   income realized will be incidental.

                            INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities       Seeks long-term capital growth.                      Templeton Investment Counsel, LLC
  Fund: Class 2

                                     SECTOR

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series           Seeks capital growth and current income (income      MFS
                                   above that is available from a portfolio invested
                                   entirely in equity securities).

ProFund VP Financials              Seeks daily investment results, before fees and      ProFund
                                   expenses, that corresponds to the daily
                                   performance of the Dow Jones U.S. Financial Sector
                                   Index.

ProFund VP Health Care             Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily
                                   performance of the Dow Jones U.S. Healthcare
                                   Sector Index.

ProFund VP Technology              Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to the daily
                                   performance of the Dow Jones U.S. Technology
                                   Sector Index.

Vanguard(R) VIF REIT Index         Seeks to provide a high level of income and          Vanguard
  Portfolio                        moderate long-term growth of capital.

                                PORTFOLIO CHOICES

                                  FIXED INCOME

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond          Seeks to achieve as high a level of current income   FMR
  Portfolio, Service Class 2       as is consistent with preservation of capital.

JPVF High Yield Bond Portfolio     High level of current income by investing            MFS
                                   primarily in corporate obligations with emphasis
                                   on higher yielding, higher risk, lower-rated or
                                   unrated securities.
PIMCO Total Return Portfolio       Seeks maximum total return, consistent with          PIMCO
                                   preservation of capital and prudent investment
                                   management.
ProFund VP Rising Rates            Seeks daily investment results, before fees          ProFund
  Opportunity                      expenses, that correspond to one and one-quarter
                                   times (125%) the inverse (opposite) of the daily
                                   price movement of the most recently issued 30-year
                                   U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus    Seeks daily investment results, before fees and      ProFund
                                   expenses, that correspond to one and one-quarter
                                   times (125%) the daily price movement of the most
                                   recently issued 30-year U.S. Treasury Bond ("Long
                                   Bond").

                                     HYBRID

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio            Reasonable current income and long-term capital      Wellington
                                   growth, consistent with conservation of capital,
                                   by investing primarily in common stocks and fixed
                                   income securities.

                                  MONEY MARKET

PORTFOLIO NAME                     OBJECTIVE                                            MANAGER
----------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio        Seeks to achieve as high a level of current          MFS
                                   income as is consistent with preservation of
                                   capital and liquidity.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

      (a) to operate the Separate Account in any form permitted by law;

      (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

      (c) to transfer assets from one Division to another, or from any Division to our general account;

      (d) to add, combine, or remove Divisions in the Separate Account;

      (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 28 below; and

      (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insureds with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85 at the time the application for the Policy is submitted although one Insured may be over age 85. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS

   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

   If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. (See "Grace Period", page 29).

   We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

   In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

-  MODIFIED ENDOWMENT CONTRACT


   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE


   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the State where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-  ALLOCATION OF PREMIUMS


   We will allocate premium payments, net of the premium tax charge and Federal income tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")


   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option you choose.

   Under OPTION 1, the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

   Under OPTION 2, the Death Benefit will be the greater of the current Specified Amount plus the Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

   The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

                              CORRIDOR PERCENTAGES
                      (ATTAINED AGE OF THE YOUNGER INSURED
                     AT THE BEGINNING OF THE CONTRACT YEAR)

AGE         %        AGE      %      AGE     %      AGE        %
---         -        ---      -      ---     -      ---        -
0-40       250%       50     185%     60    130%     70       115%
 41        243        51     178      61    128      71       113
 42        236        52     171      62    126      72       111
 43        229        53     164      63    124      73       109
 44        222        54     157      64    122      74       107
 45        215        55     150      65    120     75-90     105
 46        209        56     146      66    119      91       104
 47        203        57     142      67    118      92       103
 48        197        58     138      68    117      93       102
 49        191        59     134      69    116      94+      101

   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

   Beginning on the Policy Anniversary nearest the Younger Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

   The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

   We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

   However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

   We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

   In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason.

   We have the right to terminate, suspend or modify these provisions.


   The Company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.


   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. We reserve the right to modify these restrictions.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

   POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your

   Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

      (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

      (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

      (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

      (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

      (v)   all withdrawals from the Division during the current Valuation
            Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

   We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

      (i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

      (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

      (iii) is the Type B loan balance at the beginning of the Policy Year; and

      (iv) is the Guideline Single Premium at issue under Section 7702 of the Code.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

      (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

      (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that

       Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

   CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before a premium is allocated to any of the Divisions of Separate Account C and the General Account, we will deduct the following fees and charges:

   - a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

   - a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

   The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

   The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge.

   We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

   MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

   i) the Cost of Insurance for the Policy (as described below), plus

   ii) a Monthly Administrative Expense Charge of $10, plus

   iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

   iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

   v) the cost of optional benefits provided by rider.

   vi) a monthly Acquisition Charge on the amount of the increase during the first 24 months following the increase

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where:

   i) is the current Cost of Insurance Rate as described in the Policy;

   ii) is the death benefit at the beginning of the policy month divided by
   1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

   iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

   The current Cost of Insurance Rate is variable and is based on the Insureds' Issue Ages, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

   UNIT EXPENSE CHARGE. The Monthly Deduction amount also includes a unit expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.

   ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insureds. The maximum Load Basis Amount is $48.34, resulting in a maximum Acquisition Charge of $0.9668 per month per $1000 of Specified Amount in year 1 and $0.4834 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

   To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 and 0.40% in Policy Years 11 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 1.25% in Policy Years 1 through 10 and 0.85% in Policy Years 11 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL

   We may impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to $50.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

   The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the sex, Issue Age, and rating classes of the Insureds. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's non-forfeiture law.

   For the following examples of Insureds, the applicable rates per $1000 are:

   Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30             $  2.72
   Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40             $  4.87
   Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50             $  9.36
   Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50                 $ 10.60
   Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50        $ 11.29
   Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60             $ 17.80
   Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70             $ 33.19

   Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 x 500).

   The maximum rate per $1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

   For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

                      SURRENDER CHARGE
                      AS PERCENTAGE OF
                      INITIAL SURRENDER
      POLICY YEAR          CHARGE*
      -----------     -----------------
         0-5                100%
           6                 80%
           7                 60%
           8                 40%
           9                 20%
          10+                 0%

   *May be lower at some ages

   Taking the example given above, in which the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50 whose Policy's Specified Amount was $500,000, the initial Surrender Charge would equal $4,680 (9.36 x 500). The applicable Surrender Charge in any Policy Year, therefore, would be as follows:

                      SURRENDER
      POLICY YEAR      CHARGE
      -----------  -----------------
         0-5       $           4,680
          6        $           3,744
          7        $           2,808
          8        $           1,872
          9        $             936
         10+       $               0

   We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

-  SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.

   We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

   We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

   OTHER CHARGES


   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.


   POLICY RIGHTS

-  SURRENDERS

   By written request, you may surrender or exchange the Policy under Code
   Section 1035, for its Surrender Value at any time while one of the Insureds is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your

   Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to $50 will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

   - The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;
   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;
   - The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $100,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

-  GRACE PERIOD

   Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

   Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

   If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.
   - You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.
   -  We must receive evidence of insurability satisfactory to us.
   - We must receive a premium payment, after deduction of any policy expense charges, sufficient to cover the cost of the monthly deduction for 3 months following the date of reinstatement.
   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.
   - Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments.")

-  COVERAGE BEYOND INSURED'S ATTAINED AGE 100

   At the Younger Insured's Attained Age 100, we will make several changes to your Policy as follows:

   -  The Death Benefit Option in effect may not be changed;
   -  No further premiums will be accepted;
   -  No further Monthly Deductions will be taken;

   -  The Monthly Accumulation Value Adjustment will no longer apply;
   - The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and
   - Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty. Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

   We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at the Younger Insured's Attained Age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

   If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the

   Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

   If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   DECREASE IN SPECIFIED AMOUNT

   You may decrease the Specified Amount of this Policy after the 1st Policy Year by submitting a written request and the Policy to our Service Office.
   However:

   -  Any decrease must be at least $25,000.
   -  Any decrease will affect your cost of insurance charge.
   - Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan.
   - Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.
   -  We will assess a pro rata Surrender Charge on decreases.

   - Any decrease during the first 5 Policy years will not result in a decrease in the Minimum Premium.

   - Any decrease may result in federal tax implications (See "Federal Tax Matters").
   -  No decrease may decrease the Specified Amount below $100,000.
   - You may only decrease the Specified Amount once in any twelve month period.

   - Any face reduction will reduce the Supplemental Coverage Rider (SCR) first, if applicable.


   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:


   - The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

   -  There will be no change in the Surrender Charge.
   - Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.
   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.
   - If the change decreases the Specified Amount below the minimum of $100,000, we will increase the Specified Amount to $100,000.
   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

   - DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between the Younger Insured's Attained Age 90 and Attained Age 100) will stay in force until the death of the Survivor of the Insureds, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest the Younger Insured's Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at the Younger Insured's Attained Age 90 and ending at the Younger Insured's Attained Age 100. The monthly deduction will equal $6.80 per $1,000 of Specified Amount of the Policy. At the Younger Insured's Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between the Younger Insured's Attained Age 90 and Attained Age
      100), and the Death Benefit Option will be set to Death Benefit Option II.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - POLICY SPLIT OPTION RIDER--allows you to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.

   - ESTATE PROTECTION RIDER--provides for additional term insurance for 4 years equal to 122% of the Initial Specified Amount. There is a monthly charge for the cost of insurance provided by the rider. There is also a monthly unit expense charge per $1,000 of the rider amount. Some of the charges for this rider may vary by age, sex and underwriting class and increase each year with Attained Age. The charge is taken as a monthly deduction from the Policy. The rider may be terminated at any time.

   - SPECIFIED INSURED TERM RIDER--provides term insurance coverage on one or both of the Insureds, subject to the terms of the rider. There is a monthly charge for the cost of insurance provided by the rider. The charge for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy. The rider may be terminated at any time.

   - SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the Cost of Insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. This charge is based on the portion of the Net Amount at Risk attributable to the Rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by Issue Age, sex and smoking status of the Insureds. There is also a unit expense charge, guaranteed not to exceed $0.08 per $1,000 of supplemental coverage in years 1-10 and $0.02 per $1,000 in years 11 and thereafter per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider will terminate at the Insured's Attained Age 100.

      Rider features and availability will vary by state.

      Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

   DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Second Death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

   POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available settlement options.

   A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that Beneficiary may make the election.

   ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;
   2. A statement of all premiums paid and all charges incurred;
   3. The balance of outstanding Policy Loans for the previous policy year;
   4. Any reports required by the 1940 Act.

   Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

   We will promptly mail confirmation notices at the time of the following transactions:

   1. Policy placement;

   2. receipt of premium payments;

   3. initial allocation among Divisions on the Allocation Date;

   4. transfers among Divisions;

   5. change of premium allocation;

   6. change between Death Benefit Options;

   7. decreases in Specified Amount;

   8. withdrawals, surrenders or loans;

   9. receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

   In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no pending material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel.

-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account at December 31, 2005 and for each of the two years in the period ended December 31, 2005, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the accompanying Reports of Independent Registered Public Accounting Firm, appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary. Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


   The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.


   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

   We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

   In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned.

   However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP FINANCIAL INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

   MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if either Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of both Insureds for two years from the Issue Date or the effective date of a reinstatement.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of either Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of charges and expenses of the Portfolios. The tables on pages A-2 through A-7 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly Accumulation Value adjustment and that the Mortality and Expense Risk Charge is charged at current rates. The current cost of insurance rates, which may be modified at any time, are based on the sex, Issue Ages, Policy Year, and rating class of the Insured(s), and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option 1 or Option 2 Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross rates of return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .66% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .40% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2005. The .66% investment advisory fee is an arithmetic average of the individual investment advisory fees of the forty-three Portfolios. The .40% expense figure is an arithmetic average of the annual expenses of the Jefferson Pilot Variable Fund Portfolios, the Franklin Templeton Portfolios, the American Century VP Portfolios, the AFIS Portfolios, the Goldman Sachs Portfolio, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% (1.25% guaranteed) of the average net assets of the Divisions in Policy Years 1 through 10 and .40% (0.85% guaranteed) in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate current net annual rates of -2.06%, 3.94%, and 9.94%, respectively, and approximate guaranteed net annual rates of -2.31%, 3.69% and 9.69%, respectively.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, and the 1.25% federal income tax charge. It also reflects deduction of the Monthly Deduction and addition of the monthly Accumulation Value adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insureds.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account C since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested a decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide a comparable illustration based upon the proposed Insureds' ages, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: I                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                        RATE OF RETURN(1):  (CURRENT)              12%  (9.94% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                        (GUARANTEED)             12%  (9.69% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(2):          $    10,000



                PREMIUMS                ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
   END        ACCUMULATED      ----------------------------------------         ---------------------------------------
    OF       AT 5% INTEREST    ACCUMULATION    CASH            DEATH            ACCUMULATION     CASH          DEATH
   YEAR         PER YEAR         VALUE(3)     VALUE(3)       BENEFIT(3)          VALUE(3)      VALUE(3)      BENEFIT(3)
   ----      --------------    ------------   --------       ----------         ------------   --------      ----------
      1              10,500           7,404           0       1,000,000                7,384           0      1,000,000
      2              21,525          16,604       7,244       1,000,000               16,542       7,182      1,000,000
      3              33,101          27,754      18,394       1,000,000               27,621      18,261      1,000,000
      4              45,256          39,837      30,477       1,000,000               39,600      30,240      1,000,000
      5              58,019          52,918      43,558       1,000,000               52,536      43,176      1,000,000
      6              71,420          67,063      59,573       1,000,000               66,489      58,999      1,000,000
      7              85,491          82,343      76,723       1,000,000               81,524      75,904      1,000,000
      8             100,266          99,005      95,265       1,000,000               97,711      93,971      1,000,000
      9             115,779         117,354     115,484       1,000,000              115,126     113,256      1,000,000
     10             132,068         137,546     137,546       1,000,000              133,847     133,847      1,000,000
     15             226,575         282,846     282,846       1,000,000              256,854     256,854      1,000,000
     20             347,193         524,462     524,462       1,000,000              436,864     436,864      1,000,000
     25             501,135         929,359     929,359       1,000,000              713,964     713,964      1,000,000
     30             697,608       1,611,309   1,611,309       1,691,875            1,196,241   1,196,241      1,256,053
     35             948,363       2,739,756   2,739,756       2,876,744            1,980,514   1,980,514      2,079,539
     40           1,268,398       4,588,442   4,588,442       4,817,864            3,192,687   3,192,687      3,352,321
     45           1,676,852       7,656,105   7,656,105       7,732,666            5,136,913   5,136,913      5,188,282
     50           2,198,154      12,822,788  12,822,788      12,951,016            8,323,002   8,323,002      8,406,232


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.54% on the current basis and 10.09% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.
(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                        RATE OF RETURN(1):  (CURRENT)               6%  (3.94% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                        (GUARANTEED)              6%  (3.69% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(2):          $    10,000



                PREMIUMS                ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
   END        ACCUMULATED      ----------------------------------------         ---------------------------------------
    OF       AT 5% INTEREST    ACCUMULATION    CASH            DEATH            ACCUMULATION     CASH          DEATH
   YEAR         PER YEAR         VALUE(3)     VALUE(3)       BENEFIT(3)          VALUE(3)      VALUE(3)      BENEFIT(3)
   ----      --------------    ------------   ----------     ----------         ------------   --------      ----------
    1            10,500             6,922              0      1,000,000             6,902              0      1,000,000
    2            21,525            15,145          5,785      1,000,000            15,086          5,726      1,000,000
    3            33,101            24,696         15,336      1,000,000            24,574         15,214      1,000,000
    4            45,256            34,452         25,092      1,000,000            34,241         24,881      1,000,000
    5            58,019            44,393         35,033      1,000,000            44,065         34,705      1,000,000
    6            71,420            54,490         47,000      1,000,000            54,018         46,528      1,000,000
    7            85,491            64,715         59,095      1,000,000            64,066         58,446      1,000,000
    8           100,266            75,198         71,458      1,000,000            74,176         70,436      1,000,000
    9           115,779            86,115         84,245      1,000,000            84,308         82,438      1,000,000
   10           132,068            97,469         97,469      1,000,000            94,411         94,411      1,000,000
   15           226,575           167,478        167,478      1,000,000           146,441        146,441      1,000,000
   20           347,193           252,174        252,174      1,000,000           182,911        182,911      1,000,000
   25           501,135           350,756        350,756      1,000,000           173,312        173,312      1,000,000
   30           697,608           454,362        454,362      1,000,000            35,641         35,641      1,000,000


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.54% on the current basis and 4.09% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: I                                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                        RATE OF RETURN(1):  (CURRENT)               0%  (-2.06% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                        (GUARANTEED)              0%  (-2.31% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(2):          $    10,000



                PREMIUMS                ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
   END        ACCUMULATED      ----------------------------------------         ---------------------------------------
    OF       AT 5% INTEREST    ACCUMULATION    CASH            DEATH            ACCUMULATION     CASH          DEATH
   YEAR         PER YEAR         VALUE(3)     VALUE(3)       BENEFIT(3)          VALUE(3)      VALUE(3)      BENEFIT(3)
   ----      --------------    ------------   --------       ----------         ------------   --------      ----------
    1                10,500           6,443            0      1,000,000             6,423              0      1,000,000
    2                21,525          13,748        4,388      1,000,000            13,691          4,331      1,000,000
    3                33,101          21,874       12,514      1,000,000            21,761         12,401      1,000,000
    4                45,256          29,666       20,306      1,000,000            29,479         20,119      1,000,000
    5                58,019          37,101       27,741      1,000,000            36,822         27,462      1,000,000
    6                71,420          44,152       36,662      1,000,000            43,764         36,274      1,000,000
    7                85,491          50,789       45,169      1,000,000            50,278         44,658      1,000,000
    8               100,266          57,142       53,402      1,000,000            56,331         52,591      1,000,000
    9               115,779          63,379       61,509      1,000,000            61,890         60,020      1,000,000
   10               132,068          69,486       69,486      1,000,000            66,910         66,910      1,000,000
   15               226,575         102,263      102,263      1,000,000            84,834         84,834      1,000,000
   20               347,193         129,332      129,332      1,000,000            73,940         73,940      1,000,000
   25               501,135         144,013      144,013      1,000,000             5,529          5,529      1,000,000
   30               697,608         126,901      126,901      1,000,000                 0              0              0
   35               948,363          38,612       38,612      1,000,000                 0              0              0
   40                     0               0            0              0                 0              0              0
   45                     0               0            0              0                 0              0              0
   50                     0               0            0              0                 0              0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.46% on the current basis and -1.91% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                        RATE OF RETURN(1):  (CURRENT)              12%  (9.94% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                        (GUARANTEED)             12%  (9.69% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(2):          $    10,000



                PREMIUMS                ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
   END        ACCUMULATED      ----------------------------------------         ---------------------------------------
    OF       AT 5% INTEREST    ACCUMULATION     CASH           DEATH            ACCUMULATION     CASH          DEATH
   YEAR         PER YEAR         VALUE(3)      VALUE(3)      BENEFIT(3)          VALUE(3)      VALUE(3)      BENEFIT(3)
   ----      --------------    ------------   ----------     ----------         ------------   ---------     ----------
    1                10,500           7,403            0      1,007,403                7,383           0      1,007,383
    2                21,525          16,600        7,240      1,016,600               16,538       7,178      1,016,538
    3                33,101          27,741       18,381      1,027,741               27,609      18,249      1,027,609
    4                45,256          39,803       30,443      1,039,803               39,566      30,206      1,039,566
    5                58,019          52,843       43,483      1,052,843               52,461      43,101      1,052,461
    6                71,420          66,915       59,425      1,066,915               66,343      58,853      1,066,343
    7                85,491          82,077       76,457      1,082,077               81,261      75,641      1,081,261
    8               100,266          98,571       94,831      1,098,571               97,266      93,526      1,097,266
    9               115,779         116,711      114,841      1,116,711              114,407     112,537      1,114,407
   10               132,068         136,642      136,642      1,136,642              132,728     132,728      1,132,728
   15               226,575         279,338      279,338      1,279,338              249,450     249,450      1,249,450
   20               347,193         512,577      512,577      1,512,577              401,247     401,247      1,401,247
   25               501,135         886,867      886,867      1,886,867              572,244     572,244      1,572,244
   30               697,608       1,466,880    1,466,880      2,466,880              698,839     698,839      1,698,839
   35               948,363       2,338,251    2,338,251      3,338,251              644,504     644,504      1,644,504
   40             1,268,398       3,628,867    3,628,867      4,628,867              144,151     144,151      1,144,151
   45             1,676,852       5,566,846    5,566,846      6,566,846                    0           0              0
   50             2,198,154       8,568,364    8,568,364      9,568,364                    0           0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.54% on the current basis and 10.09% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                        RATE OF RETURN(1):  (CURRENT)               6%  (3.94% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                        (GUARANTEED)              6%  (3.69% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(2):          $    10,000



                PREMIUMS                ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
   END        ACCUMULATED      ----------------------------------------         ---------------------------------------
    OF       AT 5% INTEREST    ACCUMULATION     CASH           DEATH            ACCUMULATION     CASH          DEATH
   YEAR         PER YEAR         VALUE(3)      VALUE(3)      BENEFIT(3)          VALUE(3)      VALUE(3)      BENEFIT(3)
   ----      --------------    ------------   ----------     ----------         ------------   --------      ----------
    1                10,500           6,922            0      1,006,922                6,902           0      1,006,902
    2                21,525          15,142        5,782      1,015,142               15,083       5,723      1,015,083
    3                33,101          24,685       15,325      1,024,685               24,563      15,203      1,024,563
    4                45,256          34,423       25,063      1,034,423               34,213      24,853      1,034,213
    5                58,019          44,331       34,971      1,044,331               44,004      34,644      1,044,004
    6                71,420          54,373       46,883      1,054,373               53,902      46,412      1,053,902
    7                85,491          64,511       58,891      1,064,511               63,865      58,245      1,063,865
    8               100,266          74,879       71,139      1,074,879               73,848      70,108      1,073,848
    9               115,779          85,661       83,791      1,085,661               83,798      81,928      1,083,798
   10               132,068          96,856       96,856      1,096,856               93,648      93,648      1,093,648
   15               226,575         165,566      165,566      1,165,566              142,363     142,363      1,142,363
   20               347,193         246,928      246,928      1,246,928              167,761     167,761      1,167,761
   25               501,135         335,607      335,607      1,335,607              130,884     130,884      1,130,884
   30               697,608         406,903      406,903      1,406,903                    0           0              0
   35               948,363         409,566      409,566      1,409,566                    0           0              0
   40             1,268,398         265,137      265,137      1,265,137                    0           0              0
   45                     0               0            0              0                    0           0              0
   50                     0               0            0              0                    0           0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.54% on the current basis and 4.09% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION: II                                   ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55                        RATE OF RETURN(1):  (CURRENT)               0%  (-2.06% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                                        (GUARANTEED)              0%  (-2.31% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT                        ASSUMED ANNUAL PREMIUM(2):          $    10,000



                PREMIUMS                ASSUMING CURRENT COSTS                         ASSUMING GUARANTEED COSTS
   END        ACCUMULATED      ----------------------------------------         ---------------------------------------
    OF       AT 5% INTEREST    ACCUMULATION     CASH           DEATH            ACCUMULATION     CASH          DEATH
   YEAR         PER YEAR         VALUE(3)      VALUE(3)      BENEFIT(3)          VALUE(3)      VALUE(3)      BENEFIT(3)
   ----      --------------    ------------   ----------     ----------         ------------   ---------     ----------
    1                10,500           6,442            0      1,006,442                6,422           0      1,006,422
    2                21,525          13,745        4,385      1,013,745               13,688       4,328      1,013,688
    3                33,101          21,864       12,504      1,021,864               21,751      12,391      1,021,751
    4                45,256          29,641       20,281      1,029,641               29,454      20,094      1,029,454
    5                58,019          37,050       27,690      1,037,050               36,771      27,411      1,036,771
    6                71,420          44,060       36,570      1,044,060               43,673      36,183      1,043,673
    7                85,491          50,634       45,014      1,050,634               50,124      44,504      1,050,124
    8               100,266          56,908       53,168      1,056,908               56,090      52,350      1,056,090
    9               115,779          63,059       61,189      1,063,059               61,529      59,659      1,061,529
   10               132,068          69,072       69,072      1,069,072               66,391      66,391      1,066,391
   15               226,575         101,209      101,209      1,101,209               82,561      82,561      1,082,561
   20               347,193         126,951      126,951      1,126,951               67,414      67,414      1,067,414
   25               501,135         138,348      138,348      1,138,348                    0           0              0
   30               697,608         113,076      113,076      1,113,076                    0           0              0
   35               948,363          13,368       13,368      1,013,368                    0           0              0
   40                     0               0            0              0                    0           0              0
   45                     0               0            0              0                    0           0              0
   50                     0               0            0              0                    0           0              0


----------

(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.46% on the current basis and -1.91% on the guaranteed basis.

(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts. -
(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-8230

                  ENSEMBLE SL VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                  in connection with its JPF Separate Account C

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble SL Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2006 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                                DATED: MAY 1, 2006

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account C

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

Effective April 1, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the combination of the operations of the two companies. The obligations of the Company as set forth in your Policy and in the Prospectus and this Statement of Additional Information did not change as a result of the merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, Lincoln Financial Group provides annuities, life insurance, 401(k) and 409(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment, and financial planning and advisory services.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER

The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2005 and December 31, 2004, JPVC received $4,511,805 and $5,857,538, respectively, in brokerage commissions and did not retain any of these commissions.

On February 25, 2005, JPVC submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

JPVC or an affiliate will pay compensation to broker-dealers that solicit applications for the policies under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers are not expected to exceed 90% of first year target premium and 10% of first excess premium; 20% of target premium for the second through the fifteenth Policy Years and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. The target premium varies by Sex, Issue Age, rating class of the Insured, and Specified Amount. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation.

Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the arragement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, JPVC and its affiliates are not involved in determing that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, JPVC or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered reprsentatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy.

Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the yield shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2005 was 2.98%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

JEFFERSON PILOT INVESTMENT ADVISORY CORP. PERFORMANCE MASTERLIST AND DETAIL MONTH ENDED: DECEMBER 30, 2005

                                                                          AVERAGE ANNUAL TOTAL RETURN

FUND NME                                      INCEPTION     QTD     YTD     1 YEAR   3 YEAR   5 YEAR   10 YEAR   SINCE INCEPTION
American Funds Growth Fund                     02/08/84    5.48%   15.04%   15.04%   20.17%    1.01%   12.58%    13.70%
Fidelity VIP Contrafund Portfolio              01/03/95    3.62%   15.78%   15.78%   18.96%    5.59%   10.97%    13.23%
Fidelity VIP Growth Portfolio                  10/09/86    2.99%    4.75%    4.75%   12.14%   -4.47%    6.22%     9.75%
Goldman Sachs Capital Growth Fund              04/30/98    2.98%    1.92%    1.92%   10.48%   -3.07%     N/A      1.31%
JPVF Capital Growth Portfolio                  05/01/92    3.14%    3.73%    3.73%   12.22%   -6.51%    6.14%    10.28%
JPVF Growth Portfolio                          01/01/98    3.00%   12.82%   12.82%   17.40%   -4.78%     N/A      6.81%
JPVF Strategic Growth Portfolio                05/01/95    3.82%    5.24%    5.24%   14.30%   -8.88%    4.90%     7.34%
ProFund VP Large-Cap Growth                    05/03/04    1.18%   -0.07%   -0.07%     N/A      N/A      N/A      2.73%
JPVF S&P 500 Index Portfolio                   05/01/00    1.76%    3.65%    3.65%   12.95%   -0.74%     N/A     -2.33%
American Century VP Value Fund                 05/01/96    3.54%    3.81%    3.81%   14.38%    7.60%     N/A      9.36%
American Funds Growth-Income Fund              02/08/84    2.71%    4.78%    4.78%   14.50%    4.26%    9.49%    11.84%
Fidelity VIP Equity-Income Portfolio           10/09/86    2.78%    4.82%    4.82%   14.30%    2.93%    7.54%     9.76%
JPVF Value Portfolio                           05/01/92    0.84%    6.91%    6.91%   14.53%    3.29%    8.70%     9.68%
ProFund VP Large-Cap Value                     05/03/04    1.44%    2.01%    2.01%     N/A      N/A      N/A      7.81%
JPVF Mid-Cap Growth Portfolio                  05/01/01    3.43%   11.16%   11.16%   22.16%     N/A      N/A      1.10%
Fidelity VIP Mid Cap Portfolio                 12/28/98    3.70%   16.85%   16.85%   25.44%   10.91%     N/A     18.92%
Vanguard VIF Mid-Cap Index Portfolio           02/09/99    2.78%   12.84%   12.84%   21.28%    8.21%     N/A     11.73%
JPVF Mid-Cap Value Portfolio                   05/01/01    4.30%    8.92%    8.92%   20.96%     N/A      N/A      8.94%
DWS Small Cap Index VIP                        08/22/97    0.80%    2.96%    2.96%   20.08%    6.55%     N/A      5.60%
JPVF Small Company Portfolio                   04/18/86    2.46%   10.85%   10.85%   17.43%    0.91%    1.72%     6.93%
ProFund VP Small-Cap Growth                    05/01/02   -0.17%    6.47%    6.47%   18.86%     N/A      N/A      7.36%
Vanguard VIF Small Company Growth Portfolio    06/03/96    2.74%    5.21%    5.21%   18.82%    5.68%     N/A     11.37%
JPVF Small-Cap Value Portfolio                 05/01/01    0.67%    4.06%    4.06%   18.38%     N/A      N/A     10.40%
Franklin Small Cap Value Securities Fund       05/01/98    1.57%    7.69%    7.69%   19.95%   11.78%     N/A      6.99%
ProFund VP Small-Cap Value                     05/01/02   -0.49%    2.96%    2.96%   17.75%     N/A      N/A      4.20%
American Century VP International Fund         05/01/94    5.39%   12.13%   12.13%   16.29%   -2.76%    6.16%     5.68%
JPVF International Equity Portfolio            01/01/98    9.45%   18.27%   18.27%   21.24%    0.76%     N/A      2.72%
ProFund VP Asia 30                             05/01/02   -0.85%   18.32%   18.32%   23.91%     N/A      N/A     11.30%
ProFund VP Europe 30                           10/18/99    0.51%    7.02%    7.02%   18.49%   -1.69%     N/A     -0.46%
JPVF World Growth Stock Portfolio              08/01/85    2.37%    7.80%    7.80%   18.88%    5.12%    7.79%     9.22%
Templeton Foreign Securities Fund - Class 2    05/01/92    2.04%    9.08%    9.08%   18.77%    2.35%    7.05%     8.33%
MFS Utilities Series                           01/03/95   -2.10%   15.68%   15.68%   26.12%    2.85%   10.94%    12.77%
ProFund VP Financials                          01/22/01    6.77%    2.95%    2.95%   12.83%     N/A      N/A      2.32%
ProFund VP Health Care                         01/22/01    0.83%    4.97%    4.97%    7.34%     N/A      N/A     -2.36%
ProFund VP Technology                          01/22/01    1.44%    0.22%    0.22%   12.60%     N/A      N/A    -13.18%
Vanguard VIF REIT Index Portfolio              02/09/99    1.45%   10.73%   10.73%   24.27%   16.89%     N/A     15.15%
Fidelity VIP Investment Grade Bond Portfolio   12/05/88    0.23%    0.88%    0.88%    2.64%    4.75%    4.88%     6.10%
JPVF High Yield Bond Portfolio                 01/01/98    0.34%    0.74%    0.74%    8.78%    5.90%     N/A      2.92%
PIMCO Total Return Portfolio                   12/31/97   -0.01%    1.44%    1.44%    3.09%    4.89%     N/A      4.89%
ProFund VP Rising Rates Opportunity            05/01/02   -1.13%   -8.81%   -8.81%   -8.57%     N/A      N/A    -12.40%
ProFund VP U.S. Government Plus                05/01/02    1.17%    7.95%    7.95%    3.72%     N/A      N/A      7.31%
JPVF Balanced Portfolio                        05/01/92    1.13%    4.33%    4.33%    8.53%    2.34%    6.89%     7.50%
JPVF Money Market Portfolio                    08/01/85    0.63%    1.71%    1.71%    0.36%    0.80%    2.35%     3.19%
MFS Research Series                            07/26/95    2.12%    6.73%    6.73%   14.76%   -2.51%    6.01%     6.74%
T. Rowe Price Mid-Cap Growth Portfolio         12/31/96    3.98%   13.30%   13.30%   21.88%    6.69%     N/A     11.01%

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(8) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(11) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

The financial statements of JPF Separate Account C of Jefferson Pilot Financial Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Jefferson Pilot Financial
Insurance Company and Subsidiary at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Assistant Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005.

JPF Separate Account A of Jefferson Pilot Financial Insurance Company at December 31, 2005 and for each of the periods in the two years then ended.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

         AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE THREE YEARS ENDED
                                DECEMBER 31, 2005

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                             JPF SEPARATE ACCOUNT C

                          AUDITED FINANCIAL STATEMENTS

CONTENTS

Report of Independent Registered Public Accounting Firm                     F-31
Statement of Assets and Liabilities                                         F-32
Statement of Operations                                                     F-38
Statements of Changes in Net Assets                                         F-44
Notes to Financial Statements                                               F-57

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2005

CONTENTS

Report of Independent Registered Public Accounting Firm     F-1
Consolidated Balance Sheets                                 F-2
Consolidated Statements of Income                           F-4
Consolidated Statements of Stockholder's Equity             F-5
Consolidated Statements of Cash Flows                       F-6
Notes to Consolidated Financial Statements                  F-7

                             JPF SEPARATE ACCOUNT C

                          AUDITED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND FOR EACH OF THE TWO YEARS IN THE PERIOD ENDED DECEMBER 31, 2005

CONTENTS

Report of Independent Registered Public Accounting Firm   F-31
Statement of Assets and Liabilities                       F-32
Statement of Operations                                   F-40
Statements of Changes in Net Assets                       F-48
Notes to Financial Statements                             F-60

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and Subsidiary as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

Greensboro, North Carolina
March 10, 2006

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                             DECEMBER 31,
                                                                    -------------------------------
                                                                         2005             2004
                                                                    --------------   --------------
ASSETS
Investments:
  Debt securities available-for-sale, at fair value
   (amortized cost $8,847,627 and $8,827,108)                       $    9,046,904   $    9,276,382
  Debt securities held-to-maturity, at amortized cost
   (fair value $724,370 and $901,524)                                      688,480          845,155
  Equity securities available-for-sale, at fair value
   (cost $6,859 and $7,085)                                                 10,323           11,103
  Mortgage loans on real estate                                          1,526,925        1,427,202
  Policy loans                                                             574,808          582,112
  Real estate                                                               32,302           33,846
  Other investments                                                          9,130           15,920
                                                                    --------------   --------------
Total investments                                                       11,888,872       12,191,720

Cash and cash equivalents                                                   18,551           42,198
Accrued investment income                                                  150,409          154,657
Due from reinsurers                                                      1,164,864        1,201,502
Deferred policy acquisition costs                                          674,858          586,157
Value of business acquired                                                 476,277          472,076
Goodwill                                                                   269,952          269,952
Property and equipment, net                                                 33,409           31,436
Other assets                                                               128,383          149,840
Assets held in separate accounts                                         1,975,863        1,853,910
                                                                    --------------   --------------
Total assets                                                        $   16,781,438   $   16,953,448
                                                                    ==============   ==============

                 See Notes to Consolidated Financial Statements.

                                                                             DECEMBER 31,
                                                                    -------------------------------
                                                                         2005             2004
                                                                    --------------   --------------
LIABILITIES
Policy liabilities:
  Future policy benefits                                            $    1,909,441   $    1,822,837
  Policyholder contract deposits                                         9,229,051        9,536,792
  Policy and contract claims                                               176,282          194,330
  Other                                                                    485,989          509,121
                                                                    --------------   --------------
Total policy liabilities                                                11,800,763       12,063,080

Deferred income tax liabilities                                            213,007          219,145
Currently payable (recoverable) income taxes                                (7,874)           8,462
Payable to affiliates                                                       51,220           51,220
Securities sold under repurchase agreements                                150,792          150,547
Accrued expenses and other liabilities                                      83,646           88,458
Liabilities related to separate accounts                                 1,975,863        1,853,910
                                                                    --------------   --------------
Total liabilities                                                       14,267,417       14,434,822

Commitments and contingent liabilities

STOCKHOLDER'S EQUITY
Common stock, par value $5 per share, 600,000 shares
 authorized, issued and outstanding                                          3,000            3,000
Paid in capital                                                          1,769,440        1,769,440
Retained earnings                                                          665,299          586,837
Accumulated other comprehensive income                                      76,282          159,349
                                                                    --------------   --------------
  Total stockholder's equity                                             2,514,021        2,518,626
                                                                    --------------   --------------
  Total liabilities and stockholder's equity                        $   16,781,438   $   16,953,448
                                                                    ==============   ==============

                 See Notes to Consolidated Financial Statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------
                                                             2005             2004             2003
                                                        --------------   --------------   --------------
REVENUE
Premiums and other considerations                       $    1,260,259   $    1,198,086   $      858,085
Universal life and investment product charges                  428,417          422,021          414,856
Net investment income                                          728,487          742,382          769,120
Realized investment gains (losses)                              (6,266)         (37,337)           1,374
                                                        --------------   --------------   --------------
Total revenues                                               2,410,897        2,325,152        2,043,435

BENEFITS AND EXPENSES
Insurance and annuity benefits                               1,506,418        1,506,099        1,256,897
Insurance commissions, net of deferrals                        142,871          135,215           11,412
General and administrative expenses, net of deferrals          110,491          107,069           81,710
Insurance taxes, licenses and fees                              49,271           42,365           40,196
Amortization of policy acquisition costs and
  value of business acquired                                   155,632          157,406          215,812
Interest expense                                                 4,880            5,273            5,091
                                                        --------------   --------------   --------------
Total benefits and expenses                                  1,969,563        1,953,427        1,611,118
                                                        --------------   --------------   --------------
Income before income taxes and cumulative effect of
  change in accounting principle                               441,334          371,725          432,317

Income taxes:
  Current                                                      113,282           27,701           94,139
  Deferred                                                      38,590           96,059           53,168
                                                        --------------   --------------   --------------
Income taxes                                                   151,872          123,760          147,307
                                                        --------------   --------------   --------------
Income before cumulative effect of change in
 accounting principle                                          289,462          247,965          285,010
Cumulative effect of change in accounting for
 long-duration contracts, net of taxes                              --           (7,233)              --
                                                        --------------   --------------   --------------
Net income                                              $      289,462   $      240,732   $      285,010
                                                        ==============   ==============   ==============

                 See Notes to Consolidated Financial Statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                         TOTAL
                                              COMMON          PAID IN          RETAINED        ACCUMULATED OTHER     STOCKHOLDER'S
                                              STOCK           CAPITAL          EARNINGS      COMPREHENSIVE INCOME        EQUITY
                                          --------------   --------------   --------------   --------------------   --------------
BALANCE, JANUARY 1, 2003                  $        3,000   $    1,714,440   $      373,095   $            161,115   $    2,251,650
Net income                                            --               --          285,010                     --          285,010
Change in fair value of derivative
 financial instruments, net of taxes                  --               --               --                 (2,046)          (2,046)
Unrealized loss on available-for-sale
  securities, net of taxes                            --               --               --                   (648)            (648)
                                                                                                                    --------------
  Comprehensive income                                                                                                     282,316
Dividends paid                                        --               --         (120,000)                    --         (120,000)
                                          ----------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                         3,000        1,714,440          538,105                158,421        2,413,966
                                          ========================================================================================
Net income                                            --               --          240,732                     --          240,732
Change in fair value of derivative
 financial instruments, net of taxes                  --               --               --                 (1,823)          (1,823)
Unrealized gain on available-for-sale
  securities, net of taxes                            --               --               --                  2,751            2,751
                                                                                                                    --------------
  Comprehensive income                                                                                                     241,660
Capital contribution from parent                      --           55,000               --                     --           55,000
Dividends paid                                        --               --         (192,000)                    --         (192,000)
                                          ----------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2004                         3,000        1,769,440          586,837                159,349        2,518,626
                                          ========================================================================================
Net income                                            --               --          289,462                     --          289,462
Change in fair value of derivative
 financial instruments, net of taxes                  --               --               --                 (2,589)          (2,589)
Unrealized loss on available-for-sale
  securities, net of taxes                            --               --               --                (80,478)         (80,478)
                                                                                                                    --------------
  Comprehensive income                                                                                                     206,395
Dividends paid                                        --               --         (211,000)                    --         (211,000)
                                          ----------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                $        3,000   $    1,769,440   $      665,299   $             76,282   $    2,514,021
                                          ========================================================================================

                 See Notes to Consolidated Financial Statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------
                                                          2005             2004             2003
                                                     --------------   --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $      289,462   $      240,732   $      285,010
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Change in policy liabilities other than deposits           43,926          156,380           94,691
  Deductions from policyholder accounts, net                (62,241)         (46,100)         (52,871)
  Deferral of policy acquisition costs and sales
   inducements, net of amortization                         (15,205)         (28,235)         (30,649)
  Change in receivables and asset accruals                   (4,116)          (3,407)          (5,671)
  Change in payables and expense accruals                    17,523          105,520           51,617
  Realized investment losses (gains)                          6,266           37,337           (1,374)
  Depreciation and amortization (accretion)                   7,333            1,165          (26,306)
  Amortization (accretion) of value of business
   acquired, net                                             51,697           (2,847)          52,210
  Group coinsurance assumed                                      --          328,875               --
  Other                                                      25,157          (12,213)         (22,537)
                                                     --------------   --------------   --------------
Net cash provided by operating activities                   359,802          777,207          344,120
                                                     --------------   --------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
  Sales                                                     890,460          930,264          342,376
  Maturities, calls and redemptions                         722,075          825,884        1,862,655
  Purchases                                              (1,647,073)      (2,384,201)      (2,341,731)
Securities held-to-maturity:
  Sales                                                         536           19,397            5,098
  Maturities, calls and redemptions                         151,711          145,013          275,814
  Purchases                                                     (73)          (7,193)        (112,005)
Repayments of mortgage loans                                209,972          164,990           72,137
Mortgage loans originated                                  (306,557)        (228,043)        (165,750)
Decrease in policy loans, net                                10,575            1,851            1,576
Other investing activities, net                              (2,452)          16,891         (130,924)
                                                     --------------   --------------   --------------
Net cash provided by (used in) investing
 activities                                                  29,174         (515,147)        (190,754)
                                                     --------------   --------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                              718,947          758,817          783,964
Withdrawals of policyholder contract deposits              (920,815)        (858,674)        (865,355)
Net proceeds (payments) from securities sold
 under repurchase agreements                                    245           (4,698)         (89,898)
Cash dividends paid                                        (211,000)        (192,000)        (120,000)
Capital contribution from parent                                 --           55,000               --
                                                     --------------   --------------   --------------
Net cash used in financing activities                      (412,623)        (241,555)        (291,289)
                                                     --------------   --------------   --------------
Net increase (decrease) in cash and cash
 equivalents                                                (23,647)          20,505         (137,923)
Cash and cash equivalents, beginning                         42,198           21,693          159,616
                                                     --------------   --------------   --------------
Cash and cash equivalents, ending                    $       18,551   $       42,198   $       21,693
                                                     ==============   ==============   ==============

SUPPLEMENTAL CASH FLOW INFORMATION
Federal income taxes paid                            $      129,616   $       25,679   $      110,053
                                                     ==============   ==============   ==============
Interest paid                                        $        4,427   $        2,310   $        3,079
                                                     ==============   ==============   ==============

                 See Notes to Consolidated Financial Statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                                DECEMBER 31, 2005

1. NATURE OF OPERATIONS

Jefferson Pilot Financial Insurance Company (JPFIC or the Company) is wholly-owned by Jefferson-Pilot Corporation (JP Corp or the Parent). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company (JPLA), (collectively referred to as the Company) are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On October 10, 2005, Lincoln National Corporation ("LNC") and the Parent announced that they had entered into a definitive merger agreement. At closing, the Parent's shareholders will receive 1.0906 shares of LNC common stock or $55.96 in cash for each share of the Parent's stock, subject to proration. The aggregate amount of cash to be paid to the Parent's shareholders will equal $1.8 billion. This transaction, which is subject to the approval of the shareholders of both companies, regulatory approvals and customary closing conditions, is expected to close at the beginning of the second quarter of 2006.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

Certain amounts in prior years have been reclassified to conform with the current year presentation.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JPFIC and JPLA. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue, and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, adjustments are made applying professional judgment based upon specific detailed information concerning the issuer.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated impairment allowance, a specific allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowances are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $31,590 and $29,835 at December 31, 2005 and 2004.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. Statement of Financial Accounting Standard No. 133 "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" (SFAS 133) requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which we classify within other investments on our consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

The Company includes with cash and cash equivalents its holdings of highly liquid investments that mature within three months of the date of purchase.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

Our traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads, but also incorporating mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.0% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit-related realized gains and losses, credit-related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit-related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against the investment income earned. The default charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over an economic cycle.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs and value of business acquired are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2005.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2005.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the consolidated statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings and approximately 10 years for other property and equipment and three to five years for computer hardware and software. Accumulated depreciation was $42,743 and $39,963 at December 31, 2005 and 2004. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

DEFERRED SALES INDUCEMENT

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of our deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs and value of business acquired. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, value of business acquired, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

Dividend and investment income are recognized when earned.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

INCOME TAXES

The Company is included in the Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted and represent the best estimate of income taxes that will ultimately be sustained.

NEW ACCOUNTING PRONOUNCEMENTS

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

On February 16, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155, "ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140" (SFAS 155). SFAS 155 eliminates the exemption from applying SFAS 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," to interests in securitized financial assets. In cases in which a derivative would otherwise have to be bifurcated, SFAS 155 allows the election of fair value measurement on an instrument-by-instrument basis at acquisition, at issuance, or when a previously recognized financial instrument is subject to a remeasurement event. SFAS 155 also clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. This Statement is effective for all financial instruments acquired, issued, or subject to a remeasurement event after the beginning of the first fiscal year that begins after September 15, 2006. The Statement is not expected to have an immediate impact on our consolidated financial condition and results of operations.

TERMS OF LOAN PRODUCTS THAT MAY GIVE RISE TO A CONCENTRATION OF CREDIT RISK

On December 19, 2005, the FASB issued FASB Staff Position (FSP) SOP 94-6-1, "TERMS OF LOAN PRODUCTS THAT MAY GIVE RISE TO A CONCENTRATION OF CREDIT RISK" (FSP 94-6-1). FSP 94-6-1 was issued to emphasize the requirement to assess the adequacy of disclosures for all lending products and the effect of changes in market or economic conditions on the adequacy of those disclosures. It specifically addresses nontraditional loan products that give rise to a concentration of credit risk, such as interest-only loans. FSP 94-6-1 was effective as of December 19, 2005. The Company does not invest in significant amounts of nontraditional loan products and FSP 94-6-1 will not have an immediate impact on our disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position
(SOP) 05-1, "ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS." SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. The Company is currently evaluating the impact of the adoption of this pronouncement on the Company's financial condition and results of operations.

ACCOUNTING CHANGES AND ERROR CORRECTIONS

In June 2005, the FASB issued SFAS No. 154, "ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20, ACCOUNTING CHANGES, AND FASB STATEMENT NO. 3, Reporting Accounting Changes in Interim Financial Statements" (SFAS 154). SFAS 154 requires retrospective application to prior periods' financial statements for all voluntary changes in accounting principle, unless impracticable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. SFAS 154 will have no immediate impact on our consolidated financial statements, though it will impact our presentation of future voluntary accounting changes, should such changes occur.

ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT, AND MODERNIZATION ACT OF 2003

On May 19, 2004, the FASB issued FSP 106-2, "ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT, AND MODERNIZATION ACT OF 2003" (FSP 106-2). FSP 106-2 was issued to address accounting for the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (Act) signed into law on December 8, 2003. This Act introduces a prescription drug benefit under Medicare beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments. JP Corp adopted FSP 106-2 effective July 1, 2004 under the prospective application approach. Accordingly, the Parent remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of that date to account for the subsidy and other effects of the Act. See Note 9 for further discussion.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In March 2004, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 03-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" EITF 03-1. EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The application of EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. In September 2004, the FASB issued FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, 'THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS'", which indefinitely deferred the effective date of the impairment provisions of EITF 03-1 related to interest rates and sector spreads until such time as the FASB issues further implementation guidance.

In November 2005, the FASB issued FSP No. 115-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" (FSP 115-1), which addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. This FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 amends SFAS No. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES" and nullifies certain requirements of EITF 03-1. FSP 115-1 is effective for reporting periods beginning after December 15, 2005. We believe our existing policies for recognizing other-than-temporary impairments are consistent with the guidance in FSP 115-1; therefore, the adoption of FSP 115-1 is not expected to have a material impact on our financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

In July 2003, AcSEC issued Statement of Position 03-1 "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" (SOP 03-1). SOP 03-1 addresses: (i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. SOP 03-1 was effective January 1, 2004 and was adopted through an adjustment for the cumulative effect of a change in accounting principle amounting to $7,233.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities were as follows:

                                                                                     DECEMBER 31, 2005
                                                             -----------------------------------------------------------------
                                                                 COST OR           GROSS           GROSS
                                                                AMORTIZED       UNREALIZED       UNREALIZED          FAIR
                                                                  COST             GAINS          (LOSSES)           VALUE
                                                             --------------   --------------   --------------   --------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                                   $      101,616   $        3,989   $       (1,090)  $      104,515
Federal agency issued mortgage-backed securities
 (including collateralized mortgage obligations)                    561,469           15,806           (4,454)         572,821
Obligations of states and political subdivisions                     20,111            1,077             (256)          20,932
Corporate obligations                                             7,225,546          262,389          (85,895)       7,402,040
Corporate private-labeled mortgage-backed securities
 (including collateralized mortgage obligations)                    821,732           16,992           (9,589)         829,135
Affiliated bonds                                                    108,000               --           (1,152)         106,848
Redeemable preferred stocks                                           9,153            1,839             (379)          10,613
                                                             --------------   --------------   --------------   --------------
Subtotal, debt securities                                         8,847,627          302,092         (102,815)       9,046,904
Equity securities                                                     6,859            3,464               --           10,323
                                                             --------------   --------------   --------------   --------------
Securities available-for-sale                                $    8,854,486   $      305,556   $     (102,815)  $    9,057,227
                                                             ==============   ==============   ==============   ==============
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions             $        3,750   $          603   $       --       $        4,353
Corporate obligations                                               661,790           39,722           (4,059)         697,453
Affiliate bonds                                                      22,940              262             (638)          22,564
                                                             --------------   --------------   --------------   --------------
Debt securities held-to-maturity                             $      688,480   $       40,587   $       (4,697)  $      724,370
                                                             ==============   ==============   ==============   ==============

                                                                                     DECEMBER 31, 2004
                                                             -----------------------------------------------------------------
                                                                 COST OR           GROSS           GROSS
                                                                AMORTIZED       UNREALIZED       UNREALIZED          FAIR
                                                                  COST             GAINS          (LOSSES)           VALUE
                                                             --------------   --------------   --------------   --------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                                   $      129,149   $        4,892   $         (235)  $      133,806
Federal agency issued mortgage-backed securities
 (including collateralized mortgage obligations)                    728,734           31,726           (1,959)         758,501
Obligations of states and political subdivisions                     25,061            1,550             (148)          26,463
Corporate obligations                                             7,339,374          412,461          (27,070)       7,724,765
Corporate private-labeled mortgage-backed securities
 (including collateralized mortgage obligations)                    489,596           25,461           (1,220)         513,837
Affiliated bonds                                                    108,000            2,634               --          110,634
Redeemable preferred stocks                                           7,194            1,553             (371)           8,376
                                                             --------------   --------------   --------------   --------------
Subtotal, debt securities                                         8,827,108          480,277          (31,003)       9,276,382
Equity securities                                                     7,085            4,018               --           11,103
                                                             --------------   --------------   --------------   --------------
Securities available-for-sale                                $    8,834,193   $      484,295   $      (31,003)  $    9,287,485
                                                             ==============   ==============   ==============   ==============
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions             $        4,002   $          692   $       --       $        4,694
Corporate obligations                                               812,016           58,336           (2,880)         867,472
Affiliate bonds                                                      29,137              676             (455)          29,358
                                                             --------------   --------------   --------------   --------------
Debt securities held-to-maturity                             $      845,155   $       59,704   $       (3,335)  $      901,524
                                                             ==============   ==============   ==============   ==============

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2005, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities, which are based upon estimated maturity dates. Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                   AVAILABLE-FOR-SALE                  HELD-TO-MATURITY
                                                             -------------------------------   -------------------------------
                                                               AMORTIZED           FAIR          AMORTIZED           FAIR
                                                                  COST            VALUE             COST            VALUE
                                                             --------------   --------------   --------------   --------------
Due in one year or less                                      $      311,473   $      314,831   $       61,496   $       61,790
Due after one year through five years                             2,009,990        2,037,246          174,415          180,151
Due after five years through ten years                            3,089,145        3,111,875          147,059          155,436
Due after ten years                                               1,332,581        1,430,766           59,575           69,896
Amounts not due at a single maturity date                         2,095,285        2,141,573          245,935          257,097
                                                             --------------   --------------   --------------   --------------
                                                                  8,838,474        9,036,291          688,480          724,370
Redeemable preferred stocks                                           9,153           10,613               --               --
                                                             --------------   --------------   --------------   --------------
                                                             $    8,847,627   $    9,046,904   $      688,480   $      724,370
                                                             ==============   ==============   ==============   ==============

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $106,495 and $110,635 at December 31, 2005, and $2,742 and $2,865 at December 31, 2004.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                  NET UNREALIZED GAINS (LOSSES)
                                                           ------------------------------------------
                                                               DEBT          EQUITY
                                                            SECURITIES     SECURITIES       TOTAL
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2002                $    154,012   $      1,084   $    155,096

Change during year ended December 31, 2003:

  Increase (decrease) in stated amount of securities             (3,208)         1,397         (1,811)
  Increase in value of business acquired and
   deferred policy acquisition costs                                813             --            813
  Decrease (increase) in deferred income tax liabilities            838           (488)           350
                                                           ------------   ------------   ------------
Increase (decrease) in net unrealized gains
 included in other comprehensive income                          (1,557)           909           (648)
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2003                     152,455          1,993        154,448

Change during year ended December 31, 2004:

  Increase in stated amount of securities                           797            949          1,746
  Increase in value of business acquired and
   deferred policy acquisition costs                              2,487             --          2,487
  Increase in deferred income tax liabilities                    (1,150)          (332)        (1,482)
                                                           ------------   ------------   ------------
Increase in net unrealized gains included in
 other comprehensive income                                       2,134            617          2,751
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2004                     154,589          2,610        157,199

Change during year ended December 31, 2005:

  (Decrease) in stated amount of securities                    (249,997)          (554)      (250,551)
  Increase in value of business acquired and
   deferred policy acquisition costs                            126,738             --        126,738
  (Decrease) in deferred income tax liabilities                  43,141            194         43,335
                                                           ------------   ------------   ------------
Decrease in net unrealized gains included in
 other comprehensive income                                     (80,118)          (360)       (80,478)
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2005                $     74,471   $      2,250   $     76,721
                                                           ============   ============   ============

NET INVESTMENT INCOME

The details of net investment income follow:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Interest on debt securities                             $      598,307    $      606,715    $      641,604
Investment income on equity securities                             843               807               831
Interest on mortgage loans                                     102,480           101,865            98,712
Interest on policy loans                                        35,004            34,819            33,874
Other investment income                                         10,778            14,675            10,096
                                                        --------------    --------------    --------------
Gross investment income                                        747,412           758,881           785,117
Investment expenses                                            (18,925)          (16,499)          (15,997)
                                                        --------------    --------------    --------------
Net investment income                                   $      728,487    $      742,382    $      769,120
                                                        ==============    ==============    ==============

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Common stocks                                           $           --    $           --    $           --
Debt securities                                                 (9,903)          (40,111)          (10,212)
                                                        --------------    --------------    --------------
Total securities                                                (9,903)          (40,111)          (10,212)
Real estate                                                         --                --                --
Other                                                            4,989              (374)              786
Amortization of deferred policy acquisition
 costs, value of business acquired and
 deferred sales inducements                                     (1,352)            3,148            10,800
                                                        --------------    --------------    --------------
Realized investment gains (losses)                      $       (6,266)   $      (37,337)   $        1,374
                                                        ==============    ==============    ==============

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on securities, including other-than-temporary impairments, follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Gross realized:
  Gains                                                 $       25,332    $       19,583    $       31,730
  Losses                                                       (35,235)          (59,694)          (41,942)
                                                        --------------    --------------    --------------
Realized losses on total securities                     $       (9,903)   $      (40,111)   $      (10,212)
                                                        ==============    ==============    ==============

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Gross realized:
  Gains                                                 $       23,795    $       15,735    $       26,598
  Losses                                                       (35,073)          (59,186)          (36,514)
                                                        --------------    --------------    --------------
Realized losses on available-for-sale
 securities                                             $      (11,278)   $      (43,451)   $       (9,916)
                                                        ==============    ==============    ==============

INVESTMENT CONCENTRATION RISK AND IMPAIRMENT

Investments in debt and equity securities include 1,565 issuers. Debt securities include investments in JP Corp of $106,848 and $110,634 as of December 31, 2005 and 2004. Wachovia Corp represented more than 1% of debt and equity investments with balances of $105,753 and $111,947 on December 31, 2005 and 2004. Debt securities considered less than investment grade approximated 7% of the total debt securities portfolio as of December 31, 2005 and 2004.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2005 and 2004, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $158,346 and $161,215.

As of December 31, 2005, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by industrial (30%), retail (30%), office (19%), apartment (11%), hotel (5%), and other (5%) properties. Our mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 28% of stated mortgage loan balances as of December 31, 2005 are for properties located in South Atlantic states, approximately 20% are for properties located in Pacific states, approximately 12% are for properties located in the West South Central states, approximately 12% are for properties located in the East North Central states, and approximately 11% are for properties located in the West North Central states. No other geographic region represents as much as 10% of December 31, 2005 mortgage loans.

At December 31, 2005 and 2004, the recorded investment in mortgage loans that were considered to be potentially impaired was $2,238 and $5,360. There were no delinquent loans outstanding as of December 31, 2005 and 2004. The related allowance for credit losses on all mortgage loans was $5,922 and $8,400 at December 31, 2005 and 2004. The average recorded investment in potentially impaired loans was $3,799, $5,225 and $10,447 during the years ended December 31, 2005, 2004 and 2003, on which interest income of $177, $235 and $455 was recognized.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold were $536, $11,633 and $9,475 for 2005, 2004 and 2003. There were no realized gains or losses on the sales of these securities during 2005. For 2004 and 2003, the realized gains on the sales of these securities, some of which were previously impaired, were $421 and $1,798.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. At December 31, 2005, 741 of the Company's securities were in an unrealized loss position. The table below summarizes unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                                DECEMBER 31, 2005
                                                ---------------------------------------------------------------------------------
                                                        LESS THAN                   12 MONTHS
                                                        12 MONTHS                   OR LONGER                     TOTAL
                                                -------------------------   -------------------------   -------------------------
                                                                GROSS                       GROSS                       GROSS
                                                   FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
                                                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
                                                -----------   -----------   -----------   -----------   -----------   -----------
U.S. Treasury obligations and direct
 obligations of U.S. Government agencies        $    24,905   $      (521)  $    18,617   $      (569)  $    43,522   $    (1,090)
Federal agency issued mortgage-backed
 securities (including collateralized
 mortgage obligations)                               85,513        (2,599)       44,886        (1,855)      130,399        (4,454)
Obligations of states and political
 subdivisions                                         8,700          (256)           --            --         8,700          (256)
Corporate obligations                             2,386,691       (53,987)      889,742       (35,967)    3,276,433       (89,954)
Corporate private-labeled mortgage-backed
 securities (including collateralized
 mortgage obligations)                              473,299        (7,111)       55,731        (2,478)      529,030        (9,589)
Redeemable preferred stock                              925          (126)        1,850          (253)        2,775          (379)
Affiliate bonds                                     106,848        (1,152)       14,718          (638)      121,566        (1,790)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total temporarily impaired securities           $ 3,086,881   $   (65,752)  $ 1,025,544   $   (41,760)  $ 4,112,425   $  (107,512)
                                                ===========   ===========   ===========   ===========   ===========   ===========

                                                                                DECEMBER 31, 2004
                                                ---------------------------------------------------------------------------------
                                                        LESS THAN                   12 MONTHS
                                                        12 MONTHS                   OR LONGER                     TOTAL
                                                -------------------------   -------------------------   -------------------------
                                                                GROSS                       GROSS                       GROSS
                                                   FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
                                                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
                                                -----------   -----------   -----------   -----------   -----------   -----------
U.S. Treasury obligations and direct
 obligations of U.S. Government agencies        $    69,895   $      (235)  $        --   $        --   $    69,895   $      (235)
Federal agency issued mortgage-backed
 securities (including collateralized
 mortgage obligations)                               90,251          (994)       36,753          (965)      127,004        (1,959)
Obligations of states and political
 subdivisions                                         9,414          (148)           --            --         9,414          (148)
Corporate obligations                             1,413,585       (16,663)      328,772       (13,287)    1,742,357       (29,950)
Corporate private-labeled mortgage-backed
 securities (including collateralized
 mortgage obligations)                              123,042        (1,217)        1,868            (3)      124,910        (1,220)
Redeemable preferred stock                               --            --         3,824          (371)        3,824          (371)
Affiliate bonds                                       8,351          (175)        9,443          (280)       17,794          (455)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total temporarily impaired securities           $ 1,714,538   $   (19,432)  $   380,660   $   (14,906)  $ 2,095,198   $   (34,338)
                                                ===========   ===========   ===========   ===========   ===========   ===========

One statistic to which we pay particular attention with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2005:

                                                               AMORTIZED          FAIR            UNREALIZED
                                                                  COST            VALUE             LOSSES           PERCENTAGE
                                                             --------------   --------------    --------------     --------------
90% - 99%                                                    $    4,161,688   $    4,064,959    $      (96,729)              90.0%
80% - 89%                                                            46,953           41,038            (5,915)               5.5
Below 80%                                                            11,296            6,428            (4,868)               4.5
                                                             --------------   --------------    --------------     --------------
                                                             $    4,219,937   $    4,112,425    $     (107,512)             100.0%
                                                             ==============   ==============    ==============     ==============

As of December 31, 2005, the Company held two securities that were "potentially distressed." They have been "potentially distressed" for less than twelve months and, based on our review of the factors delineated above, are not considered to be other-than-temporarily impaired.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $(1,083) and $8,013 at December 31, 2005 and 2004 and are included in other investments in the consolidated balance sheets. At December 31, 2005 and 2004, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2005, 2004 and 2003, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2005 and 2004, the maximum term of interest rate swaps that hedged floating rate investments was eight years and nine years.

The Company also uses interest rate swaps to hedge anticipated purchases of assets that support the annuity line of business. As assets are purchased, the interest rate swap is unwound resulting in a realized gain (loss) which effectively offsets the change in the cost of the assets purchased to back annuities issued. The gain (loss) is amortized into income over time, resulting in an overall yield that is consistent with the Company's pricing assumptions.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. For the years ended December 31, 2005, 2004 and 2003, the Company's realized investment gains from these swaps were $421, $514 and $492.

For the years ended December 31, 2005, 2004 and 2003, the Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $(2,589), $(1,823) and $(2,046). During 2005, 2004 and 2003, the Company did not
reclassify any gains (losses) into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES

The Company markets equity-indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. We purchase options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that we calculate fair values of index options we will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in fair values of these liabilities are reported in interest credited. Interest credited was decreased by $522, $2,364 and $189 in 2005, 2004 and 2003 for the changes in fair value of these liabilities.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked-to-market through realized investment gains, but were insignificant for the years ended December 31, 2005, 2004 and 2003.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward our deferred policy acquisition costs asset for the twelve months ended December 31, 2005, 2004 and 2003:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Beginning balance                                       $      586,157    $      564,152    $      529,791
Cumulative effect of change in accounting principle                 --            (2,504)               --
Group coinsurance assumed                                           --            37,447                --
                                                        --------------    --------------    --------------
                                                               586,157           599,095           529,791
                                                        --------------    --------------    --------------
Deferrals:
  Commissions                                                   59,551            62,102           137,954
  Other                                                         62,449            55,979            47,346
                                                        --------------    --------------    --------------
    Total deferrals                                            122,000           118,081           185,300
                                                        --------------    --------------    --------------

Adjustments:
  Amortization                                                (102,791)         (125,614)         (154,651)
  Adjustment related to realized losses (gains)
    on debt securities available-for-sale                         (113)              804             3,255
  Adjustment related to unrealized losses (gains)
    on debt securities available-for-sale                       69,605            (6,209)              457
                                                        --------------    --------------    --------------
    Total adjustments                                          (33,299)         (131,019)         (150,939)
                                                        --------------    --------------    --------------
Ending balance                                          $      674,858    $      586,157    $      564,152
                                                        ==============    ==============    ==============

See Note 10 for discussion of group coinsurance transaction.

VALUE OF BUSINESS ACQUIRED

The following table rolls forward our value of business acquired asset for the twelve months ended December 31, 2005, 2004 and 2003:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Beginning balance                                       $      472,076    $      458,189    $      502,498
Cumulative effect of change in accounting principle                 --            30,223                --
                                                        --------------    --------------    --------------
                                                               472,076           488,412           502,498
                                                        --------------    --------------    --------------
Deferral of commissions and accretion of interest                1,144             4,416             8,951
                                                        --------------    --------------    --------------
Adjustments:
  Amortization                                                 (52,841)          (31,792)          (61,161)
  Adjustment related to realized losses (gains)
    on debt securities available-for-sale                       (1,235)            2,344             7,545
  Adjustment related to unrealized losses on
    debt securities available-for-sale                          57,133             8,696               356
                                                        --------------    --------------    --------------
    Total adjustments                                            3,057           (20,752)          (53,260)
                                                        --------------    --------------    --------------
Ending balance                                          $      476,277    $      472,076    $      458,189
                                                        ==============    ==============    ==============

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

             YEAR              AMORTIZATION PERCENTAGE
            -----              -----------------------
             2006                     9.3%
             2007                     8.1%
             2008                     7.3%
             2009                     6.6%
             2010                     6.1%

In 2003, the Company unlocked its deferred policy acquisition cost and value of business acquired models with respect to the default charge assumption, resulting in a favorable adjustment to realized gains and losses.

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. Prior to 2004, deferred sales inducements were included, in part, as a component of deferred policy acquisition costs. The following table rolls forward our deferred sales inducement asset for the twelve months ended December 31, 2005 and 2004:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2005             2004
                                                              ------------    ------------
Beginning balance                                             $     38,272     $        --
Cumulative effect of change in accounting principle                     --          41,223
                                                              ------------    ------------
                                                                    38,272          41,223
Deferral of bonus interest                                             912             468
Adjustments:
  Amortization                                                      (4,916)         (3,419)
  Adjustment related to realized (gains) on debt securities
   available-for-sale                                                   (4)             --
                                                              ------------    ------------
    Total adjustments                                               (4,920)         (3,419)
                                                              ------------    ------------
Ending balance                                                $     34,264    $     38,272
                                                              ============    ============

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 7.00% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 9.0% in 2005 and 4.0% to 9.0% in 2004 and 2003. The average credited interest rates for universal life-type products were 4.7%, 4.7%, and 4.9% in 2005, 2004, and 2003. For annuity products, credited interest rates generally ranged from 3.0% to 6.4% in 2005 and 3.0% to 7.4% in 2004 and 2003. The average credited interest rates for annuity products were 4.0% for 2005, 4.3% for 2004, and 4.5% for 2003.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses was as follows:

                                                             2005             2004              2003
                                                        --------------   --------------    --------------
Balance as of January 1                                 $      846,643   $      507,238    $      428,529
Less reinsurance recoverables                                   84,346           94,381            94,590
                                                        --------------   --------------    --------------
Net balance as of January 1                                    762,297          412,857           333,939
                                                        --------------   --------------    --------------
Reinsurance transaction (See Note 10)                               --          253,348                --
Amount incurred:
  Current year                                                 580,771          582,066           398,812
  Prior years                                                   10,072          (22,452)              (68)
                                                        --------------   --------------    --------------
                                                               590,843          559,614           398,744
                                                        --------------   --------------    --------------
Less amount paid:
  Current year                                                 295,157          292,495           222,684
  Prior years                                                  225,634          171,027            97,142
                                                        --------------   --------------    --------------
                                                               520,791          463,522           319,826
                                                        --------------   --------------    --------------
Net balance as of December 31                                  832,349          762,297           412,857
Plus reinsurance recoverables                                   96,958           84,346            94,381
                                                        --------------   --------------    --------------
Balance as of December 31                               $      929,307   $      846,643    $      507,238
                                                        ==============   ==============    ==============
Balance as of December 31 included with:
  Total future policy benefits                          $    1,909,441   $    1,822,837    $    1,378,138
  Less: Other future policy benefits                         1,024,166        1,030,211           908,022
                                                        --------------   --------------    --------------
A&H future policy benefits                                     885,275          792,626           470,116
                                                        --------------   --------------    --------------
  Total policy and contract claims                             176,282          194,330           131,551
  Less: Other policy and contract claims                       132,250          140,313            94,429
                                                        --------------   --------------    --------------
A&H policy and contract claims                                  44,032           54,017            37,122
                                                        --------------   --------------    --------------
  Total A&H reserves                                    $      929,307   $      846,643    $      507,238
                                                        ==============   ==============    ==============

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. In 2005, the amount incurred for accident and health and disability benefits related to prior years was negatively impacted by claims termination experience in our long-term disability business. In 2004, the amount incurred for accident and health and disability benefits related to prior years was favorably impacted by claims termination experience in our long-term disability business. Actual claims experience emerged favorably in 2003.

SOP 03-1 POLICY LIABILITIES

At December 31, 2005 and 2004 the amount of SOP 03-1 policy liabilities included in other policy liabilities on the consolidated balance sheets were $1,397 and $1,800.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the Nebraska Department of Insurance and the New Jersey Department of Banking and Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2005 and 2004 was $1,220,460 and $1,145,201. Reported statutory net income for the years ended December 31, 2005, 2004 and 2003 was $290,812, $200,856, and $298,363.

Prior to its acquisition, Guarantee Life Insurance Company (GLIC, which was subsequently merged into JPFIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets allocated to the participating policies, including revenue there from, will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $321,193 and $332,819 at December 31, 2005 and $323,415 and $342,250 at December 31, 2004. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. The NAIC and the Life and Health Actuarial Task Force recently approved statutory reserving practices under Actuarial Guideline 38 (referred to as "AXXX" or the "Guideline") that will require us, and other companies, to record higher AXXX reserves on new sales during a 21-month period beginning July 1, 2005, followed by a long-term change to reserving methods for these products. As of December 31, 2005, the life insurance subsidiaries' adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $17,960 on deposit with various states in 2005 and $18,501 in 2004, which are reported in debt securities within the Company's consolidated balance sheets.

The General Statutes of Nebraska require JPFIC to maintain minimum capital of $1,000 and minimum surplus of $1,500 over and above capital. Additionally, the General Statutes of Nebraska limit the amount of dividends that JPFIC may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, JPFIC could pay $299,772 in dividends in 2006 without prior approval of the Nebraska Commissioner of Insurance.

The New Jersey Statutes require JPLA to maintain minimum capital of $1,530 and minimum unassigned surplus of $6,120. Additionally, the New Jersey Statutes limit the amount of dividends that JPLA may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. Depending on the timing of payments, approximately $10,059 in dividends can be paid by JPLA in 2006 without prior approval of the New Jersey Commissioner of Banking and Insurance.

8. FEDERAL INCOME TAXES

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------
                                                             2005             2004             2003
                                                        --------------   --------------   --------------
Federal income tax rate                                           35.0%            35.0%            35.0%
Reconciling items:
  Tax exempt interest and dividends received deduction            (0.6)            (1.3)            (1.1)
  Affordable housing credits                                      (0.1)            (0.3)              --
  Other, net                                                       0.1             (0.1)             0.2
                                                        --------------   --------------   --------------
Effective income tax rate                                         34.4%            33.3%            34.1%
                                                        --------------   --------------   --------------

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

                                                                                  DECEMBER 31,
                                                                         -------------------------------
                                                                              2005            2004
                                                                         --------------   --------------
Deferred tax assets:
  Differences in policy liabilities                                      $      130,860   $      173,017
  Deferred compensation                                                          21,862           21,862
  Differences in investment bases                                                 6,071               --
  Other deferred tax assets                                                       7,323            7,936
                                                                         --------------   --------------
Gross deferred tax assets                                                       166,116          202,815

Deferred tax liabilities:
  Deferral of policy acquisition costs and value of business
   acquired                                                                    (317,496)        (258,358)
  Differences in investment bases                                                    --          (62,369)
  Net unrealized gains on securities and other                                  (41,075)         (85,803)
  Depreciation differences                                                      (10,971)         (10,694)
  Other deferred tax liabilities                                                 (9,581)          (4,736)
                                                                         --------------   --------------
Gross deferred tax liabilities                                                 (379,123)        (421,960)
                                                                         --------------   --------------
Net deferred income tax liabilities                                      $     (213,007)  $     (219,145)
                                                                         ==============   ==============

Federal income tax returns for 2000 through 2003 are currently under examination. In the opinion of management, recorded income tax liabilities adequately provide for our expected liability on all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company set aside approximately $11,100 of untaxed "Policyholders' Surplus." The prior federal income tax law states that no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would have approximated $3,900. The American Jobs Creation Act of 2004 allows for the Policyholders' Surplus to be distributed during a specific time period without being subjected to tax. The distributions must be made no later than December 31, 2006. The Company distributed the entire balance in the Policyholder Surplus account during 2005. No potential liability exists at December 31, 2005.

At December 31, 2005 and 2004, the Company had accrued approximately $10,350 and $10,111 for liabilities, primarily related to pending settlements on the definition of life insurance and other life insurance product tax issues.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in JP Corp's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The plans are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JP Corp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Company sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. JP Corp evaluated the provisions of the Act and believes that the benefits provided by the plan are actuarially equivalent thereto.

In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

The Company participates in the JP Corp defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JP Corp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $783,708 and $828,075 due from the Household affiliates at December 31, 2005 and 2004.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2005 and 2004, the Company also had a reinsurance recoverable of $70,377 and $72,835 from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $193,047 and $192,779 of securities and short-term investments as of December 31, 2005 and 2004, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2005.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, the Company acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc. Upon closing, Canada Life ceded, and the Company assumed, approximately $400 million of policy liabilities. The Company also received assets, primarily comprised of cash, in support of those liabilities. The deferred policy acquisition costs recorded in the transaction are being amortized over 15 years, representing the expected premium-paying period of the blocks of policies acquired. An intangible asset of $25 million, attributable to the value of the distribution system acquired in the transaction, was recorded in other assets within the consolidated balance sheets and is being amortized over 30 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity. The revenues and benefits and expenses associated with these blocks are presented in the Company's consolidated statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to our own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                             2005              2004             2003
                                                        --------------    --------------   --------------
Premiums and other considerations direct                $    1,303,612    $    1,089,822   $      911,948
Premiums and other considerations assumed                       13,231           163,538            1,830
Less premiums and other considerations ceded                    56,584            55,274           55,693
                                                        --------------    --------------   --------------
Net premiums and other considerations                   $    1,260,259    $    1,198,086   $      858,085
                                                        ==============    ==============   ==============

Universal life and investment product
 charges direct                                         $      483,710    $      474,563   $      469,971
Universal life and investment product
 charges assumed                                                   259               209              346
Less universal life and investment
  product charges ceded                                         55,552            52,751           55,461
                                                        --------------    --------------   --------------
Net universal life and investment product
 charges                                                $      428,417    $      422,021   $      414,856
                                                        ==============    ==============   ==============

Benefits direct                                         $    1,875,527    $    1,506,077   $    1,415,339
Benefits assumed                                              (224,520)          148,644            5,687
Less reinsurance recoveries                                    144,589           148,622          164,129
                                                        --------------    --------------   --------------
Net benefits                                            $    1,506,418    $    1,506,099   $    1,256,897
                                                        ==============    ==============   ==============

The negative benefits assumed amount in 2005 was a result of lapsation within the Canada Life block.

11. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income, along with related tax effects, are as follows:

                                                             UNREALIZED         DERIVATIVE
                                                         GAINS (LOSSES) ON      FINANCIAL
                                                        AVAILABLE-FOR-SALE     INSTRUMENTS
                                                            SECURITIES        GAINS (LOSSES)       TOTAL
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2002                            $          155,096    $        6,019    $      161,115
Unrealized holding losses arising during
 period, net of $3,821 tax benefit                                  (7,093)               --            (7,093)
Change in fair value of derivatives, net of
 $1,101 tax benefit                                                     --            (2,046)           (2,046)
Less: reclassification adjustment
 Losses realized in net income, net of $3,471
 tax benefit                                                        (6,445)               --            (6,445)
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2003                                       154,448             3,973           158,421
Unrealized holding losses arising during
 period, net of $13,726 tax benefit                                (25,493)               --           (25,493)
Change in fair value of derivatives, net of
 $982 tax benefit                                                       --            (1,823)           (1,823)
Less: reclassification adjustment
 Losses realized in net income, net of
 $15,207 tax benefit                                               (28,244)               --           (28,244)
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2004                                       157,199             2,150           159,349
Unrealized holding losses arising during
 period, net of $47,282 tax benefit                                (87,809)               --           (87,809)
Change in fair value of derivatives, net of
 $1,393 tax benefit                                                     --            (2,589)           (2,589)
Less: reclassification adjustment
 Losses realized in net income, net of $3,947
 tax benefit                                                        (7,331)               --            (7,331)
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2005                            $           76,721    $         (439)   $       76,282
                                                        ==================    ==============    ==============

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with JP Corp and other subsidiaries of JP Corp for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $191,370, $182,425, and $147,755 in 2005, 2004, and 2003, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $21,015 and $18,023 remained payable as of December 31, 2005 and 2004. The remainder of the payable to affiliates at year-end was due to other affiliates.

Included in the payable to affiliates is a $50,000 surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corporation, an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4,880 in 2005, 2004 and 2003. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2005. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid only if the Company has obtained the prior written approval of the Nebraska Department of Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the General Statutes of Nebraska.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                                    2005           2004
                                                                ------------   ------------
Jefferson-Pilot Corporation Senior Promissory Notes due 2008,
 interest rate of 4.6%                                          $    106,848   $    110,634
Jefferson-Pilot Communications Company Senior Promissory
 Notes due 2006 through 2013, interest rates ranging
 from 4.2% to 7.7%                                              $     22,940   $     29,137

The Company recognized interest income totaling $6,347, $6,931, and $5,417 related to the preceding assets during 2005, 2004, and 2003.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2005, 2004 and 2003, the Company recorded expense of $31,151, $36,680 and $36,459 related to this agreement.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 are summarized as follows:

                                                                           2005                                2004
                                                             --------------------------------    -------------------------------
                                                                CARRYING           FAIR             CARRYING          FAIR
                                                                 VALUE             VALUE             VALUE            VALUE
                                                             --------------    --------------    --------------   --------------
FINANCIAL ASSETS
Debt securities available-for-sale                           $    9,046,904    $    9,046,904    $    9,276,382   $    9,276,382
Debt securities held-to-maturity                                    688,480           724,370           845,155          901,524
Equity securities
 available-for-sale                                                  10,323            10,323            11,103           11,103
Mortgage loans on real estate                                     1,526,925         1,599,264         1,427,202        1,494,516
Policy loans                                                        574,808           624,895           582,112          632,121
Derivative financial instruments                                     (1,083)           (1,083)            8,013            8,013

FINANCIAL LIABILITIES
Annuity contract liabilities in
accumulation
 phase                                                            2,035,485         2,010,853         2,225,168        2,192,894
Securities sold under repurchase
 agreements                                                         150,792           150,792           150,547          150,547

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $13,050 as of December 31, 2005.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material effect on the Company's financial position, liquidity, or results of operations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractholders of JPF Separate Account C and
Board of Directors of Jefferson Pilot Financial Insurance Company.

We have audited the accompanying statements of assets and liabilities of JPF Separate Account C (the Company) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPF Separate Account C as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                   Ernst & Young LLP

Boston, Massachusetts
March 20, 2006

                      STATEMENTS OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2005

                                JPVF                      JPVF         JPVF                      JPVF         JPVF         JPVF
                              CAPITAL        JPVF       STRATEGIC     S&P 500       JPVF        MID-CAP      MID-CAP       SMALL
                               GROWTH       GROWTH       GROWTH        INDEX        VALUE       GROWTH        VALUE       COMPANY
                              DIVISION     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION
                            ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
ASSETS
Investments at cost         $ 10,778,333 $  4,285,451 $  5,376,721 $ 20,402,786 $  3,737,349 $  1,323,965 $  2,524,467 $  2,144,674
                            ============ ============ ============ ============ ============ ============ ============ ============
Investments at market value $  9,501,375 $  4,491,155 $  4,601,823 $ 22,421,010 $  4,476,758 $  1,688,879 $  3,040,151 $  2,718,831
Premiums receivable                5,156          606        5,017       56,714          177          393          131           --
                            ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
    TOTAL NET ASSETS        $  9,506,531 $  4,491,761 $  4,606,840 $ 22,477,724 $  4,476,935 $  1,689,272 $  3,040,282 $  2,718,831
                            ============ ============ ============ ============ ============ ============ ============ ============

UNITS OUTSTANDING              1,154,517      347,059      545,541    2,252,433      354,870      163,815      204,479      258,395
UNIT VALUE                  $       8.23 $      12.94 $       8.44 $       9.98 $      12.62 $      10.31 $      14.87 $      10.52

See notes to financial statements.

                               JPVF          JPVF         JPVF         JPVF                                 AMERICAN      AMERICAN
                            SMALL-CAP   INTERNATIONAL WORLD GROWTH  HIGH YIELD      JPVF         JPVF      CENTURY VP     CENTURY
                              VALUE         EQUITY       STOCK         BOND       BALANCED   MONEY MARKET INTERNATIONAL   VP VALUE
                             DIVISION      DIVISION     DIVISION     DIVISION     DIVISION     DIVISION     DIVISION      DIVISION
                           ------------ ------------- ------------ ------------ ------------ ------------ ------------- ------------
ASSETS
Investments at cost        $  2,602,938  $  3,582,712 $  3,861,772 $  2,436,028 $  4,083,158 $ 15,801,788 $    989,419  $  1,050,794
                           ============  ============ ============ ============ ============ ============ ============  ============
Investments at market
  value                    $  2,999,704  $  4,641,128 $  4,631,334 $  2,480,336 $  4,530,438 $ 16,021,049 $  1,284,093  $  1,099,029
Premiums receivable                 142           370           --          1,428         --        7,873           --         4,501
                           ------------ ------------- ------------ ------------ ------------ ------------ ------------- ------------
    TOTAL ASSETS              2,999,846     4,641,498    4,631,334    2,481,764    4,530,438   16,028,922    1,284,093     1,103,530

LIABILITIES
Payable to Jefferson
 Pilot Financial
Insurance Company                    --            --       11,069           --       19,664           --            47           --
                           ------------ ------------- ------------ ------------ ------------ ------------ ------------- ------------
    TOTAL NET ASSETS       $  2,999,846  $  4,641,498 $  4,620,265 $  2,481,764 $  4,510,774 $ 16,028,922 $   1,284,046 $  1,103,530
                           ============  ============ ============ ============ ============ ============ ============= ============

UNITS OUTSTANDING               193,951       445,943      281,207      208,615      332,257    1,434,961      111,389        85,638
UNIT VALUE                 $      15.47  $      10.41 $      16.47 $      11.90 $      13.64 $      11.17 $      11.53  $      12.89

See notes to financial statements.


                                AMERICAN         AMERICAN        FIDELITY(R)       FIDELITY(R)
                                 FUNDS             FUNDS            VIP               VIP
                                 GROWTH        GROWTH-INCOME    CONTRAFUND(R)    EQUITY-INCOME
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $      5,798,834 $      5,431,247 $      9,677,353 $      7,278,268
                            ================ ================ ================ ================
Investments at market value $      6,876,948 $      5,832,193 $     12,978,748 $      8,371,250
Premiums receivable                    4,331               17            4,946            2,603
                            ---------------- ---------------- ---------------- ----------------
    TOTAL ASSETS                   6,881,279        5,832,210       12,983,694        8,373,853

LIABILITIES
Payable to Jefferson Pilot
 Financial
 Insurance Company                        --               --               --               --
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $      6,881,279 $      5,832,210 $     12,983,694 $      8,373,853
                            ================ ================ ================ ================
UNITS OUTSTANDING                    437,184          427,421          903,586          630,543
UNIT VALUE                  $          15.74 $          13.65 $          14.37 $          13.28

                                               FIDELITY(R)
                              FIDELITY(R)          VIP           FIDELITY(R)        FRANKLIN
                                  VIP           INVESTMENT          VIP            SMALL CAP
                                GROWTH         GRANDE BOND        MID CAP      VALUE SECURITIES
                                DIVISION         DIVISION         DIVISION          DIVISION
                            ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $      6,312,863 $      2,195,567 $      2,685,525 $      1,698,829
                            ================ ================ ================ ================
Investments at market value $      6,275,596 $      2,180,622 $      3,150,366 $      1,843,022
Premiums receivable                      982               --               11                9
                            ---------------- ---------------- ---------------- ----------------
    TOTAL ASSETS                   6,276,578        2,180,622        3,150,377        1,843,031

LIABILITIES
Payable to Jefferson Pilot
 Financial
Insurance Company                         --              128               --               --
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $      6,276,578 $      2,180,494 $      3,150,377 $      1,843,031
                            ================ ================ ================ ================
UNITS OUTSTANDING                    696,921          208,215          162,804          117,290
UNIT VALUE                  $           9.01 $          10.47 $          19.35 $          15.71

See notes to financial statements.

                                GOLDMAN           MFS(R)           MFS(R)
                               SACHS VIT         RESEARCH        UTILITIES          PIMCO
                             CAPITAL GROWTH       SERIES           SERIES        TOTAL RETURN
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $        527,108 $      1,640,728 $      2,805,780 $     15,238,706
                            ================ ================ ================ ================

Investments at market value $        583,288 $      1,723,028 $      3,519,120 $     15,006,983
Accrued investment income                 --               --               --           57,648
Premiums receivable                       --               --              982            1,087
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $        583,288 $      1,723,028 $      3,520,102 $     15,065,718
                            ================ ================ ================ ================
UNITS OUTSTANDING                     65,301          171,931          214,158        1,206,130
UNIT VALUE                  $           8.93 $          10.02 $          16.44 $          12.49


                                PROFUND          PROFUND          PROFUND          PROFUND
                               VP ASIA 30      VP EUROPE 30     VP FINANCIALS   VP HEALTH CARE
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $        244,416 $         58,617 $        301,349 $        158,288
                            ================ ================ ================ ================

Investments at market value $        274,232 $         58,207 $        333,582 $        163,373
Accrued investment income                 --               --               --               --
Premiums receivable                       --               --              128               --
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $        274,232 $         58,207 $        333,710 $        163,373
                            ================ ================ ================ ================
UNITS OUTSTANDING                     21,108            4,897           24,490           12,311
UNIT VALUE                  $          12.99 $          11.89 $          13.63 $          13.27

See notes to financial statements.

                                PROFUND          PROFUND          PROFUND          PROFUND
                              VP LARGE-CAP     VP LARGE-CAP   VP RISING RATES    VP SMALL-CAP
                                 GROWTH           VALUE         OPPORTUNITY         GROWTH
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $         62,047 $        106,006 $         76,038 $        141,535
                            ================ ================ ================ ================
Investments at market value $         63,714 $        110,890 $         70,734 $        146,623
Accrued investment income                 --               --               --               --

Premiums receivable                       --               --               70               --
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $         63,714 $        110,890 $         70,804 $        146,623
                            ================ ================ ================ ================

UNITS OUTSTANDING                      5,858            9,913            8,990           12,172

UNIT VALUE                  $          10.88 $          11.19 $           7.88 $          12.05

                                 PROFUND                          PROFUND VP        SCUDDER
                              VP SMALL-CAP       PROFUND      U.S. GOVERNMENT        VIT
                                 VALUE        VP TECHNOLOGY         PLUS        SMALL CAP INDEX
                                DIVISION         DIVISION         DIVISION         DIVISION
                             ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $         64,433 $        194,518 $        117,127 $      1,052,169
                            ================ ================ ================ ================
Investments at market value $         64,896 $        201,090 $        118,484 $      1,227,530
Accrued investment income                 --               --              286               --
Premiums receivable                       --              177               --              316
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $         64,896 $        201,267 $        118,770 $      1,227,846
                            ================ ================ ================ ================

UNITS OUTSTANDING                      5,279           19,079            9,859           82,764

UNIT VALUE                  $          12.29 $          10.55 $          12.05 $          14.84

See notes to financial statements.

                             T. ROWE PRICE      TEMPLETON       VANGUARD(R)      VANGUARD(R)      VANGUARD(R)
                                MID-CAP          FOREIGN            VIF              VIF           VIF SMALL
                                 GROWTH         SECURITIES     MID-CAP INDEX      REIT INDEX     COMPANY GROWTH
                                DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $        894,593 $      8,766,150 $      3,108,308 $      2,441,266 $      2,876,323
                            ================ ================ ================ ================ ================
Investments at market value $      1,199,318 $     10,559,417 $      3,862,865 $      2,973,604 $      3,232,473
Premiums receivable                       --               78              706            2,191              403
                            ---------------- ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $      1,199,318 $     10,559,495 $      3,863,571 $      2,975,795 $      3,232,876
                            ================ ================ ================ ================ ================
UNITS OUTSTANDING                     78,439          763,715          271,738          163,973          247,936
UNIT VALUE                  $          15.29 $          13.83 $          14.22 $          18.15 $          13.04

                                                 JPMORGAN         JPMORGAN         JPMORGAN
                                JPMORGAN      INTERNATIONAL        SMALL        U.S. LARGE CAP
                                  BOND            EQUITY          COMPANY        CORE EQUITY
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
ASSETS
Investments at cost         $      5,275,593 $      3,961,561 $      3,074,388 $      6,007,800
                            ================ ================ ================ ================
Investments at market value $      5,576,107 $      4,369,583 $      3,661,965 $      5,814,108
Premiums receivable                       --               --               --               --
                            ---------------- ---------------- ---------------- ----------------
    TOTAL NET ASSETS        $      5,576,107 $      4,369,583 $      3,661,965 $      5,814,108
                            ================ ================ ================ ================
UNITS OUTSTANDING                    300,040          253,374          127,218          245,668
UNIT VALUE                  $          18.58 $          17.25 $          28.78 $          23.67

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT C
                       FOR THE YEAR ENDED DECEMBER31, 2005

                                  JPVF                              JPVF             JPVF
                                CAPITAL            JPVF           STRATEGIC        S&P 500
                                 GROWTH           GROWTH           GROWTH           INDEX
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
Investment Income:
  Dividend income            $         11,958 $             -- $         21,004 $        387,470
Expenses:
  Expenses paid to
   affiliated company
   (See Note D)                        89,895           41,158           43,773          225,476
                             ---------------- ---------------- ---------------- ----------------
    Net investment income
     (loss)                           (77,937)         (41,158)         (22,769)         161,994
                             ---------------- ---------------- ---------------- ----------------
Realized gain (loss) on
 investments:
    Net realized gain
     (loss) on sale of
     fund shares                     (286,617)         (29,553)        (217,407)         269,652
    Realized gain
      distribution                         --               --               --               --
                             ---------------- ---------------- ---------------- ----------------
    Realized gain (loss)             (286,617)         (29,553)        (217,407)         269,652
                             ---------------- ---------------- ---------------- ----------------
Change in unrealized
 appreciation (depreciation)
 during the year                      697,174          583,154          459,914          383,066
                             ---------------- ---------------- ---------------- ----------------
Increase in net assets from
 operations                  $        332,620 $        512,443 $        219,738 $        814,712
                             ================ ================ ================ ================

                                                   JPVF             JPVF             JPVF
                                 JPVF             MID-CAP          MID-CAP           SMALL
                                 VALUE            GROWTH           VALUE           COMPANY
                                DIVISION         DIVISION         DIVISION         DIVISION
                            ---------------- ---------------- ---------------- ----------------
Investment Income:
  Dividend income            $         51,604 $             --   $           -- $             --
Expenses:
  Expenses paid to
   affiliated company
   (See Note D)                        42,234           13,275           25,580           25,344
                             ---------------- ---------------- ---------------- ----------------
    Net investment income
     (loss)                             9,370          (13,275)         (25,580)         (25,344)
                             ---------------- ---------------- ---------------- ----------------
Realized gain (loss) on
 investments:
    Net realized gain
     (loss) on sale of
     fund shares                      107,340           29,859           42,365           79,205
    Realized gain
      distribution                         --               --          261,900               --
                             ---------------- ---------------- ---------------- ----------------
    Realized gain (loss)              107,340           29,859          304,265           79,205
                             ---------------- ---------------- ---------------- ----------------
Change in unrealized
 appreciation (depreciation)
 during the year                      175,152          130,174          (48,055)         217,077
                             ---------------- ---------------- ---------------- ----------------
Increase in net assets from
 operations                  $        291,862 $        146,758 $        230,630 $        270,938
                             ================ ================ ================ ================

See notes to financial statements.

                                                 JPVF              JPVF              JPVF             JPVF
                                              SMALL-CAP       INTERNATIONAL      WORLD GROWTH      HIGH YIELD
                                                VALUE             EQUITY            STOCK             BOND
                                               DIVISION          DIVISION          DIVISION         DIVISION
                                           ----------------  ----------------  ---------------- ----------------
Investment Income:
  Dividend income                          $             --  $         18,157  $         49,584 $        126,571
Expenses:
  Expenses paid to affiliated company
    (See Note D)                                     27,985            36,762            37,730           21,501
                                           ----------------  ----------------  ---------------- ----------------
    Net investment income (loss)                    (27,985)          (18,605)           11,854          105,070
                                           ----------------  ----------------  ---------------- ----------------
Realized gain on investments:
  Net realized gain on sale of fund shares          156,962            49,550            33,890            7,733
  Realized gain distribution                        252,016                --            78,500               --
                                           ----------------  ----------------  ---------------- ----------------
  Realized gain                                     408,978            49,550           112,390            7,733
                                           ----------------  ----------------  ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                   (285,656)          695,080           203,970          (87,646)
                                           ----------------  ----------------  ---------------- ----------------
Increase in net assets from operations     $         95,337  $        726,025  $        328,214 $         25,157
                                           ================  ================  ================ ================

                                                                                  AMERICAN          AMERICAN
                                                 JPVF              JPVF            CENTURY          CENTURY
                                               BALANCED        MONEY MARKET    VP INTERNATIONAL     VP VALUE
                                               DIVISION          DIVISION          DIVISION         DIVISION
                                           ----------------  ----------------  ---------------- ----------------
Investment Income:
  Dividend income                          $        113,409  $         72,766  $         12,772 $          5,541
Expenses:
  Expenses paid to affiliated company
    (See Note D)                                     49,600           109,053            11,138            8,313
                                           ----------------  ----------------  ---------------- ----------------
    Net investment income (loss)                     63,809           (36,287)            1,634           (2,772)
                                           ----------------  ----------------  ---------------- ----------------
Realized gain on investments:
  Net realized gain on sale of fund shares          154,439            30,847            25,746            6,160
  Realized gain distribution                             --                --                --           77,691
                                           ----------------  ----------------  ---------------- ----------------
  Realized gain                                     154,439            30,847            25,746           83,851
                                           ----------------  ----------------  ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                       (285)          208,913           114,636          (44,627)
                                           ----------------  ----------------  ---------------- ----------------
Increase in net assets from operations     $        217,963  $        203,473  $        142,016 $         36,452
                                           ================  ================  ================ ================

See notes to financial statements.


                                               AMERICAN          AMERICAN        FIDELITY(R)      FIDELITY(R)
                                                FUNDS             FUNDS              VIP              VIP
                                                GROWTH        GROWTH-INCOME     CONTRAFUND(R)    EQUITY-INCOME
                                               DIVISION          DIVISION          DIVISION         DIVISION
                                           ----------------  ----------------  ---------------- ----------------
Investment Income:
  Dividend income                          $         41,311  $         71,605  $         29,106 $        129,206
Expenses:
  Expenses paid to affiliated company
    (See Note D)                                     50,878            44,794           107,357           81,201
                                           ----------------  ----------------  ---------------- ----------------
    Net investment income (loss)                     (9,567)           26,811           (78,251)          48,005
                                           ----------------  ----------------  ---------------- ----------------
Realized gain (loss) on Investments:
  Net realized gain (loss) on sale of
   fund shares                                       79,830            42,934           160,560          131,224
  Realized gain distribution                             --            18,041             1,819          283,935
                                           ----------------  ----------------  ---------------- ----------------
  Realized gain (loss)                               79,830            60,975           162,379          415,159
                                           ----------------  ----------------  ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                    759,986           180,117         1,582,150          (59,982)
                                           ----------------  ----------------  ---------------- ----------------
Increase in net assets from operations     $        830,249  $        267,903  $      1,666,278 $        403,182
                                           ================  ================  ================ ================

                                                               FIDELITY(R)
                                             FIDELITY(R)           VIP           FIDELITY(R)        FRANKLIN
                                                 VIP            INVESTMENT           VIP           SMALL CAP
                                                GROWTH          GRADE BOND         MID CAP      VALUE SECURITIES
                                               DIVISION          DIVISION          DIVISION         DIVISION
                                           ----------------  ----------------  ---------------- ----------------
Investment Income:
  Dividend income                          $         34,618  $         38,866  $             -- $         10,764
Expenses:
  Expenses paid to affiliated company
    (See Note D)                                     66,979            16,347            22,547           13,831
                                           ----------------  ----------------  ---------------- ----------------
    Net investment income (loss)                    (32,361)           22,519           (22,547)          (3,067)
                                           ----------------  ----------------  ---------------- ----------------
Realized gain (loss) on Investments:
  Net realized gain (loss) on sale of
   fund shares                                     (106,614)           (2,387)           62,497           30,810
  Realized gain distribution                             --            24,503            29,757            8,707
                                           ----------------  ----------------  ---------------- ----------------
  Realized gain (loss)                             (106,614)           22,116            92,254           39,517
                                           ----------------  ----------------  ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                    439,746           (29,059)          323,591           73,496
                                           ----------------  ----------------  ---------------- ----------------
Increase in net assets from operations     $        300,771  $         15,576  $        393,298 $        109,946
                                           ================  ================  ================ ================

See notes to financial statements.

                                               GOLDMAN            MFS(R)            MFS(R)
                                              SACHS VIT          RESEARCH         UTILITIES          PIMCO
                                            CAPITAL GROWTH        SERIES            SERIES        TOTAL RETURN
                                               DIVISION          DIVISION          DIVISION         DIVISION
                                           ----------------  ----------------  ---------------- ----------------
Investment Income:
  Dividend income                          $            856  $          7,753  $         19,264 $        488,431
Expenses:
  Expenses paid to affiliated company
    (See Note D)                                      4,998            16,285            32,776          139,678
                                           ----------------  ----------------  ---------------- ----------------
    Net investment income (loss)                     (4,142)           (8,532)          (13,512)         348,753
                                           ----------------  ----------------  ---------------- ----------------
Realized gain on Investments:
  Net realized gain on sale of fund shares            5,820               160           387,932           72,363
  Realized gain distribution                             --                --                --          238,757
                                           ----------------  ----------------  ---------------- ----------------
  Realized gain                                       5,820               160           387,932          311,120
                                           ----------------  ----------------  ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                     16,944           117,593           101,353         (449,268)
                                           ----------------  ----------------  ---------------- ----------------
Increase (decrease) in net assets
  from operations                          $         18,622  $        109,221  $        475,773 $        210,605
                                           ================  ================  ================ ================


                                               PROFUND           PROFUND            PROFUND         PROFUND
                                              VP ASIA 30       VP EUROPE 30      VP FINANCIALS   VP HEALTH CARE
                                               DIVISION          DIVISION           DIVISION        DIVISION
                                           ----------------  -------------    ----------------  ----------------
Investment Income:
  Dividend income                          $            463  $          66    $          2,732  $             --
Expenses:
  Expenses paid to affiliated company
    (See Note D)                                      1,124             --(a)            3,101             1,261
                                           ----------------  -------------    ----------------  ----------------
    Net investment income (loss)                       (661)            66                (369)           (1,261)
                                           ----------------  -------------    ----------------  ----------------
Realized gain on Investments:
  Net realized gain on sale of fund shares            4,346          1,408               8,000             5,503
  Realized gain distribution                             --          4,794                  --                --
                                           ----------------  -------------    ----------------  ----------------
  Realized gain                                       4,346          6,202               8,000             5,503
                                           ----------------  -------------    ----------------  ----------------
Change in unrealized appreciation
  (depreciation) during the year                     29,738           (941)              4,414             2,889
                                           ----------------  -------------    ----------------  ----------------
Increase (decrease) in net assets
  from operations                          $         33,423  $       5,327    $         12,045  $          7,131
                                           ================  =============    ================  ================

(a)Mortality and expense charge calculated at less than $1.00

See notes to financial statements.

                                               PROFUND           PROFUND           PROFUND          PROFUND
                                             VP LARGE-CAP      VP LARGE-CAP    VP RISING RATES    VP SMALL-CAP
                                                GROWTH            VALUE          OPPORTUNITY         GROWTH
                                               DIVISION          DIVISION          DIVISION         DIVISION
                                           --------------    -------------    --------------    ---------------
Investment Income:
  Dividend income                          $            3    $           1    $           --    $            --
Expenses:
  Expenses paid to affiliated
    company (See Note D)                               --(a)            --(a)             --(a)              --(a)
                                           --------------    -------------    --------------    ---------------
    Net investment income (loss)                        3                1                --                 --
                                           --------------    -------------    --------------    ---------------
Realized gain (loss) on Investments:
  Net realized gain (loss) on sale of
    fund shares                                      (254)           1,169            (1,190)             4,999
  Realized gain distribution                          121              849                --                 --
                                           --------------    -------------    --------------    ---------------
  Realized gain (loss)                               (133)           2,018            (1,190)             4,999
                                           --------------    -------------    --------------    ---------------
Change in unrealized appreciation
  (depreciation) during the year                    1,292            4,233            (2,915)             4,410
                                           --------------    -------------    --------------    ---------------
Increase (decrease) in net assets
  from operations                          $        1,162    $       6,252    $       (4,105)   $         9,409
                                           ==============    =============    ==============    ===============

                                              PROFUND                            PROFUND VP        SCUDDER
                                            VP SMALL-CAP        PROFUND       U.S. GOVERNMENT   VIT SMALL CAP
                                               VALUE         VP TECHNOLOGY          PLUS            INDEX
                                              DIVISION          DIVISION          DIVISION         DIVISION
                                           --------------   ----------------  ---------------- ----------------
Investment Income:
  Dividend income                          $           --    $           743  $          1,989 $          5,430
Expenses:
  Expenses paid to affiliated
    company (See Note D)                               --(a)           1,863               851           12,375
                                           --------------   ----------------  ---------------- ----------------
    Net investment income (loss)                       --             (1,120)            1,138           (6,945)
                                           --------------   ----------------  ---------------- ----------------
Realized gain (loss) on Investments:
  Net realized gain (loss) on sale of
    fund shares                                       342              3,817             4,364           69,105
  Realized gain distribution                        3,786              7,398                --           36,138
                                           --------------   ----------------  ---------------- ----------------
  Realized gain (loss)                              4,128             11,215             4,364          105,243
                                           --------------   ----------------  ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                   (1,946)            (8,230)             (108)         (68,631)
                                           --------------   ----------------  ---------------- ----------------
Increase (decrease) in net assets
  from operations                          $        2,182   $          1,865  $          5,394 $         29,667
                                           ==============   ================  ================ ================

(a) Mortality and expense charge calculated at less than $1.00

See notes to financial statements.

                                                                                                                 VANGUARD(R)
                                            T. ROWE PRICE      TEMPLETON       VANGUARD(R)      VANGUARD(R)       VIF SMALL
                                               MID-CAP          FOREIGN            VIF              VIF            COMPANY
                                                GROWTH         SECURITIES     MID-CAP INDEX      REIT INDEX         GROWTH
                                               DIVISION         DIVISION         DIVISION         DIVISION         DIVISION
                                           ---------------- ---------------- ---------------- ---------------- ----------------
Investment Income:
  Dividend income                          $             -- $        108,312 $         28,976 $         83,145 $             --
Expenses:
  Expenses paid to affiliated
    company (See Note D)                             10,264           94,375           31,957           27,736           26,008
                                           ---------------- ---------------- ---------------- ---------------- ----------------
    Net investment income (loss)                    (10,264)          13,937           (2,981)          55,409          (26,008)
                                           ---------------- ---------------- ---------------- ---------------- ----------------
  Realized gain (loss) on Investments:
    Net realized gain (loss) on sale of
      fund shares                                    28,908          376,503           89,994          107,258           35,586
    Realized gain distribution                       66,224               --               --          183,493          125,369
                                           ---------------- ---------------- ---------------- ---------------- ----------------
    Realized gain (loss)                             95,132          376,503           89,994          290,751          160,955
                                           ---------------- ---------------- ---------------- ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                     50,970          497,281          342,205          (19,811)          42,706
                                           ---------------- ---------------- ---------------- ---------------- ----------------
Increase in net assets from operations     $        135,838 $        887,721 $        429,218 $        326,349 $        177,653
                                           ================ ================ ================ ================ ================


                                                                JPMORGAN         JPMORGAN         JPMORGAN
                                               JPMORGAN      INTERNATIONAL        SMALL        U.S. LARGE CAP
                                                 BOND            EQUITY          COMPANY        CORE EQUITY
                                               DIVISION         DIVISION         DIVISION         DIVISION
                                           ---------------- ---------------- ---------------- ----------------
Investment Income:
  Dividend income                          $        231,177 $         40,193 $             -- $         79,499
Expenses:
  Expenses paid to affiliated
    company (See Note D)                             38,976           27,926           23,731           38,952
                                           ---------------- ---------------- ---------------- ----------------
    Net investment income (loss)                    192,201           12,267          (23,731)          40,547
                                           ---------------- ---------------- ---------------- ----------------
  Realized gain (loss) on Investments:
    Net realized gain (loss) on sale of
      fund shares                                    58,727          (21,189)          64,654          (65,286)
    Realized gain distribution                      116,769               --          493,565               --
                                           ---------------- ---------------- ---------------- ----------------
    Realized gain (loss)                            175,496          (21,189)         558,219          (65,286)
                                           ---------------- ---------------- ---------------- ----------------
Change in unrealized appreciation
  (depreciation) during the year                   (238,482)         390,434         (448,981)          53,869
                                           ---------------- ---------------- ---------------- ----------------
Increase in net assets from operations     $        129,215 $        381,512 $         85,507 $         29,130
                                           ================ ================ ================ ================

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT C
                  FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                           JPVF                               JPVF
                                                      CAPITAL GROWTH                         GROWTH
                                                         DIVISION                            DIVISION
                                           ----------------------------------  ---------------------------------
                                                 2005              2004              2005             2004
                                           ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)            $        (77,937) $        (87,371) $        (41,158) $       (38,794)
   Realized gain (loss)                            (286,617)         (352,780)          (29,553)        (148,092)
   Unrealized appreciation during the year          697,174         1,182,449           583,154          580,388
                                           ----------------  ----------------  ----------------  ---------------
Net increase in net assets from operations          332,620           742,298           512,443          393,502
Contractholder transactions--Note G:
   Net payments received from contract
    owners                                        1,213,917         1,471,607           365,834          458,628
   Transfers between divisions (including
    fixed account), net                            (845,308)         (577,588)         (227,544)        (422,493)
   Transfers of cost of insurance                  (534,017)         (553,188)         (215,895)        (221,143)
   Transfers for contract benefits and
    terminations                                    (61,615)          (93,440)          (13,558)         (28,235)
                                           ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets
 derived from contractholder transactions          (227,023)          247,391           (91,163)        (213,243)
                                           ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets               105,597           989,689           421,280          180,259
Balance at beginning of period                    9,400,934         8,411,245         4,070,481        3,890,222
                                           ----------------  ----------------  ----------------  ---------------
Balance at end of period                   $      9,506,531  $      9,400,934  $      4,491,761  $     4,070,481
                                           ================  ================  ================  ===============

                                                           JPVF                               JPVF
                                                     STRATEGIC GROWTH                      S&P500 INDEX
                                                         DIVISION                           DIVISION
                                           ----------------------------------  ---------------------------------
                                                 2005              2004             2005              2004
                                           ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income (loss)            $        (22,769) $        (41,826) $        161,994  $         32,912
   Realized gain (loss)                            (217,407)         (182,696)          269,652            (4,590)
   Unrealized appreciation during the year          459,914           594,045           383,066         1,938,626
                                           ----------------  ----------------  ----------------  ----------------
Net increase in net assets from operations          219,738           369,523           814,712         1,966,948
Contractholder transactions--Note G:
   Net payments received from contract
    owners                                          608,749           688,087         3,082,340         3,800,381
   Transfers between divisions (including
    fixed account), net                            (587,861)          (77,166)       (3,518,166)        (245,032)
   Transfers of cost of insurance                  (239,109)         (243,669)       (1,033,449)      (1,074,925)
   Transfers for contract benefits and
    terminations                                    (14,866)          (34,780)          (44,591)        (296,059)
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets
 derived from contractholder transactions          (233,087)          332,472        (1,513,866)       2,184,365
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets               (13,349)          701,995          (699,154)       4,151,313
Balance at beginning of period                    4,620,189         3,918,194        23,176,878        19,025,565
                                           ----------------  ----------------  ----------------  ----------------
Balance at end of period                   $      4,606,840  $      4,620,189  $     22,477,724  $     23,176,878
                                           ================  ================  ================  ================

See notes to financial statements.

                                                           JPVF                                JPVF
                                                           VALUE                          MID-CAP GROWTH
                                                         DIVISION                            DIVISION
                                           ----------------------------------  ---------------------------------
                                                 2005              2004             2005              2004
                                           ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment gain (loss)               $          9,370  $         (3,055) $        (13,275) $       (10,468)
  Realized gain                                     107,340            43,089            29,859           99,185
  Unrealized appreciation (depreciation)
    during the year                                 175,152           341,638           130,174           44,033
                                           ----------------  ----------------  ----------------  ---------------
Net increase in net assets from operations          291,862           381,672           146,758          132,750
Contractholder transactions--Note G:
  Net payments received from contract
    owners                                          478,722           594,755           182,714          178,731
  Transfers between divisions (including
    fixed account), net                              (3,259)         (264,459)          242,896         (130,718)
  Transfers of cost of insurance                   (205,399)         (194,195)          (48,918)         (51,661)
  Transfers for contract benefits and
    terminations                                     (3,511)          (52,747)           (2,632)            (197)
                                           ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets
  derived from contractholder transactions          266,553            83,354           374,060           (3,845)
                                           ----------------  ----------------  ----------------  ---------------
Net increase (decrease) in net assets               558,415           465,026           520,818          128,905
Balance at beginning of period                    3,918,520         3,453,494         1,168,454        1,039,549
                                           ----------------  ----------------  ----------------  ---------------
Balance at end of period                   $      4,476,935  $      3,918,520  $      1,689,272  $     1,168,454
                                           ================  ================  ================  ===============

                                                          JPVF                                JPVF
                                                     MID-CAP VALUE                       SMALL COMPANY
                                                         DIVISION                           DIVISION
                                           ----------------------------------  ----------------------------------
                                                  2005             2004              2005              2004
                                           ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment gain (loss)               $        (25,580) $        (20,572) $        (25,344) $        (25,310)
  Realized gain                                     304,265            98,599            79,205            34,490
  Unrealized appreciation (depreciation)
    during the year                                 (48,055)          200,674           217,077           107,852
                                           ----------------  ----------------  ----------------  ----------------
Net increase in net assets from operations          230,630           278,701           270,938           117,032
Contractholder transactions--Note G:
  Net payments received from contract
    owners                                          315,539           287,442           295,108           316,171
  Transfers between divisions (including
    fixed account), net                             228,953           267,448          (336,218)         (329,725)
  Transfers of cost of insurance                   (103,123)         (105,872)         (109,832)         (128,744)
  Transfers for contract benefits and
    terminations                                     (1,073)          (45,817)           (7,906)           (6,065)
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets
  derived from contractholder transactions          440,296           403,201          (158,848)         (148,363)
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets               670,926           681,902           112,090           (31,331)
Balance at beginning of period                    2,369,356         1,687,454         2,606,741         2,638,072
                                           ----------------  ----------------  ----------------  ----------------
Balance at end of period                   $      3,040,282  $      2,369,356  $      2,718,831  $      2,606,741
                                           ================  ================  ================  ================

See notes to financial statements.

                                                          JPVF                                JPVF
                                                     SMALL-CAP VALUE                  INTERNATIONAL EQUITY
                                                        DIVISION                            DIVISION
                                           ----------------------------------  ---------------------------------
                                                  2005             2004              2005              2004
                                           ----------------  ----------------  ----------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment gain (loss)               $        (27,985) $        (24,513) $        (18,605) $       (21,175)
  Realized gain (loss)                              408,978           156,257            49,550             (712)
  Unrealized appreciation (depreciation)
    during the year                                (285,656)          299,844           695,080          457,662
                                           ----------------  ----------------  ----------------  ----------------
Net increase in net assets from operations           95,337           431,588           726,025          435,775
Contractholder transactions--Note G:
  Net payments received from contract
    owners                                          456,221           420,259           564,173          593,967
  Transfers between divisions (including
    fixed account), net                            (566,987)          310,091           197,892          149,473
  Transfers of cost of insurance                   (105,322)         (108,230)         (196,696)        (181,695)
  Transfers for contract benefits and
    terminations                                      1,944           (34,167)          (22,046)         (34,509)
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets
  derived from contractholder transactions         (214,144)          587,953           543,323          527,236
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets              (118,807)        1,019,541         1,269,348          963,011
Balance at beginning of period                    3,118,653         2,099,112         3,372,150        2,409,139
                                           ----------------  ----------------  ----------------  ----------------
Balance at end of period                   $      2,999,846  $      3,118,653  $      4,641,498  $     3,372,150
                                           ================  ================  ================  ===============

                                                          JPVF                                JPVF
                                                   WORLD GROWTH STOCK                    HIGH YIELD BOND
                                                        DIVISION                            DIVISION
                                           ----------------------------------  ----------------------------------
                                                  2005             2004              2005              2004
                                           ----------------  ----------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment gain (loss)               $         11,854  $            401  $        105,070  $         87,489
  Realized gain (loss)                              112,390            30,534             7,733            16,219
  Unrealized appreciation (depreciation)
    during the year                                 203,970           391,865           (87,646)           18,120
                                           ----------------  ----------------  ----------------  ----------------
Net increase in net assets from operations          328,214           422,800            25,157           121,828
Contractholder transactions--Note G:
  Net payments received from contract
    owners                                          605,556           487,227           479,701           274,224
  Transfers between divisions (including
    fixed account), net                             964,798           228,423           104,738           325,390
  Transfers of cost of insurance                   (184,022)         (154,088)         (109,811)         (101,470)
  Transfers for contract benefits and
    terminations                                    (32,173)          (30,945)            1,034            (6,671)
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets
  derived from contractholder transactions        1,354,159           530,617           475,662           491,473
                                           ----------------  ----------------  ----------------  ----------------
Net increase (decrease) in net assets             1,682,373           953,417           500,819           613,301
Balance at beginning of period                    2,937,892         1,984,475         1,980,945         1,367,644
                                           ----------------  ----------------  ----------------  ----------------
Balance at end of period                   $      4,620,265  $      2,937,892  $      2,481,764  $      1,980,945
                                           ================  ================  ================  ================

See notes to financial statements.

                                                                            JPVF                           JPVF
                                                                          BALANCED                     MONEY MARKET
                                                                          DIVISION                       DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                 $     63,809    $     27,918    $    (36,287)   $    (26,542)
  Realized gain (loss)                                              154,439          73,468          30,847         (23,176)
  Unrealized appreciation (depreciation) during
   the year                                                            (285)        277,492         208,913          36,396
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations               217,963         378,878         203,473         (13,322)
Contractholder transactions--Note G:
  Net payments received from contract owners                        791,656         869,493       3,822,090       2,151,254
  Transfers between divisions (including fixed
   account), net                                                 (1,411,706)        372,084       4,777,550         231,702
  Transfers of cost of insurance                                   (257,334)       (259,526)       (867,261)       (592,701)
  Transfers for contract benefits and terminations                  (62,586)        (31,688)        (57,692)        (54,149)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                 (939,970)        950,363       7,674,687       1,736,106
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                              (722,007)      1,329,241       7,878,160       1,722,784
Balance at beginning of period                                    5,232,781       3,903,540       8,150,762       6,427,978
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $  4,510,774    $  5,232,781    $ 16,028,922    $  8,150,762
                                                               ============    ============    ============    ============

                                                                      AMERICAN CENTURY               AMERICAN CENTURY
                                                                      VP INTERNATIONAL                   VP VALUE
                                                                         DIVISION                        DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                 $      1,634    $     (3,720)   $     (2,772)   $     (1,729)
  Realized gain (loss)                                               25,746          14,319          83,851           7,910
  Unrealized appreciation (depreciation) during
   the year                                                         114,636          95,154         (44,627)         60,884
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from operations               142,016         105,753          36,452          67,065
Contractholder transactions--Note G:
  Net payments received from contract owners                        161,107         134,839         195,173         110,109
  Transfers between divisions (including fixed
   account), net                                                     77,369         203,474         173,926         335,669
  Transfers of cost of insurance                                    (55,827)        (48,032)        (32,198)        (22,778)
  Transfers for contract benefits and terminations                   (1,739)            677            (448)            321
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                  180,910         290,958         336,453         423,321
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                               322,926         396,711         372,905         490,386
Balance at beginning of period                                      961,120         564,409         730,625         240,239
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $  1,284,046    $    961,120    $  1,103,530    $    730,625
                                                               ============    ============    ============    ============

See notes to financial statements.

                                                                      AMERICAN FUNDS                   AMERICAN FUNDS
                                                                          GROWTH                       GROWTH-INCOME
                                                                         DIVISION                        DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                 $     (9,567)   $    (15,317)   $     26,811    $      4,282
  Realized gain                                                      79,830          23,394          60,975          16,258
  Unrealized appreciation (depreciation) during
   the year                                                         759,986         240,395         180,117         159,515
                                                               ------------    ------------    ------------    ------------
Net increase in net assets from operations                          830,249         248,472         267,903         180,055
Contractholder transactions--Note G:
  Net payments received from contract owners                      1,401,805         570,146       1,355,290         570,230
  Transfer between divisions (including fixed
   account), net                                                  1,915,909       1,353,830       1,759,798       1,241,918
  Transfers of cost of insurance                                   (247,683)       (147,979)       (229,836)       (127,824)
  Transfers for contract benefits and terminations                     (155)         (2,327)            275          (2,175)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                3,069,876       1,773,670       2,885,527       1,682,149
                                                               ------------    ------------    ------------    ------------
Net increase in net assets                                        3,900,125       2,022,142       3,153,430       1,862,204
Balance at beginning of period                                    2,981,154         959,012       2,678,780         816,576
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $  6,881,279    $  2,981,154    $  5,832,210    $  2,678,780
                                                               ============    ============    ============    ============

                                                                        FIDELITY(R)                    FIDELITY(R)
                                                                     VIP CONTRAFUND(R)              VIP EQUITY-INCOME
                                                                         DIVISION                        DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                 $    (78,251)   $    (55,869)   $     48,005    $     28,294
  Realized gain                                                     162,379          42,941         415,159          78,183
  Unrealized appreciation (depreciation) during
   the year                                                       1,582,150       1,170,165         (59,982)        622,965
                                                               ------------    ------------    ------------    ------------
Net increase in net assets from operations                        1,666,278       1,157,237         403,182         729,442
Contractholder transactions--Note G:
  Net payments received from contract owners                      1,438,139       1,231,039       1,132,849       1,271,688
  Transfer between divisions (including fixed
   account), net                                                    901,628         343,348        (765,916)         63,528
  Transfers of cost of insurance                                   (485,002)       (422,142)       (376,273)       (365,176)
  Transfers for contract benefits and terminations                  (60,335)        (63,826)        (24,341)        (41,557)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                1,794,430       1,088,419         (33,681)        928,483
                                                               ------------    ------------    ------------    ------------
Net increase in net assets                                        3,460,708       2,245,656         369,501       1,657,925
Balance at beginning of period                                    9,522,986       7,277,330       8,004,352       6,346,427
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $ 12,983,694    $  9,522,986    $  8,373,853    $  8,004,352
                                                               ============    ============    ============    ============

See notes to financial statements.

                                                                                                        FIDELITY(R)
                                                                         FIDELITY(R)                  VIP INVESTMENT
                                                                         VIP GROWTH                     GRADE BOND
                                                                          DIVISION                       DIVISION
                                                               ----------------------------    ----------------------------
                                                                    2005           2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                 $    (32,361)   $    (50,718)   $     22,519    $      2,613
  Realized gain (loss)                                             (106,614)        (86,675)         22,116           7,085
  Unrealized appreciation (depreciation) during
   the year                                                         439,746         305,815         (29,059)         10,965
                                                               ------------    ------------    ------------    ------------
Net increase in net assets from operations                          300,771         168,422          15,576          20,663
Contractholder transactions--Note G:
  Net payments received from contract owners                      1,025,437       1,270,123         649,873         245,560
  Transfer between divisions (including fixed
   account), net                                                 (1,798,203)       (365,585)        647,794         548,606
  Transfers of cost of insurance                                   (336,597)       (370,165)        (90,954)        (54,406)
  Transfers for contract benefits and
   terminations                                                     (32,428)        (80,036)            308             990
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                               (1,141,791)        454,337       1,207,021         740,750
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                              (841,020)        622,759       1,222,597         761,413
Balance at beginning of period                                    7,117,598       6,494,839         957,897         196,484
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $  6,276,578    $  7,117,598    $  2,180,494    $    957,897
                                                               ============    ============    ============    ============

                                                                                                        FRANKLIN
                                                                        FIDELITY(R)                     SMALL CAP
                                                                        VIP MID CAP                 VALUE SECURITIES
                                                                         DIVISION                        DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                 $    (22,547)   $     (4,474)   $     (3,067)   $     (1,965)
  Realized gain (loss)                                               92,254           7,149          39,517           4,386
  Unrealized appreciation (depreciation) during
   the year                                                         323,591         132,840          73,496          66,958
                                                               ------------    ------------    ------------    ------------
Net increase in net assets from operations                          393,298         135,515         109,946          69,379
Contractholder transactions--Note G:
  Net payments received from contract owners                        492,067         231,734         320,501          54,863
  Transfer between divisions (including fixed
   account), net                                                  1,360,160         531,638         890,877         437,782
  Transfers of cost of insurance                                    (92,899)        (32,638)        (55,549)        (14,828)
  Transfers for contract benefits and
   terminations                                                      (2,268)          1,650             140             302
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                1,757,060         732,384       1,155,969         478,119
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                             2,150,358         867,899       1,265,915         547,498
Balance at beginning of period                                    1,000,019         132,120         577,116          29,618
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $  3,150,377    $  1,000,019    $  1,843,031    $    577,116
                                                               ============    ============    ============    ============

See notes to financial statements.

                                                                    GOLDMAN SACHS VIT                     MFS(R)
                                                                      CAPITAL GROWTH                 RESEARCH SERIES
                                                                         DIVISION                        DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                 $     (4,142)   $       (798)   $     (8,532)   $      1,084
  Realized gain (loss)                                                5,820             698             160         (37,897)
  Unrealized appreciation (depreciation) during
   the year                                                          16,944          32,015         117,593         240,516
                                                               ------------    ------------    ------------    ------------
Net increase in net assets from operations                           18,622          31,915         109,221         203,703
Contractholder transactions--Note G:
  Net payments received from contract owners                        145,095          83,419         176,119         267,438
  Transfers between divisions (including fixed
   account), net                                                     16,891          14,244         (51,022)       (207,403)
  Transfers of cost of insurance                                    (29,073)        (22,190)        (86,657)        (92,133)
  Transfers for contract benefits and
   terminations                                                        (130)         (1,269)        (28,628)        (17,053)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                  132,783          74,204           9,812         (49,151)
                                                               ------------    ------------    ------------    ------------
Net increase in net assets                                          151,405         106,119         119,033         154,552
Balance at beginning of period                                      431,883         325,764       1,603,995       1,449,443
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $    583,288    $    431,883    $  1,723,028    $  1,603,995
                                                               ============    ============    ============    ============

                                                                           MFS(R)                         PIMCO
                                                                      UTILITIES SERIES                 TOTAL RETURN
                                                                          DIVISION                       DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2005            2004            2005            2004
                                                               ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                 $    (13,512)   $      9,105    $    348,753    $     81,267
  Realized gain (loss)                                              387,932          18,942         311,120         207,701
  Unrealized appreciation (depreciation) during
   the year                                                         101,353         572,789        (449,268)         53,678
                                                               ------------    ------------    ------------    ------------
Net increase in net assets from operations                          475,773         600,836         210,605         342,646
Contractholder transactions--Note G:
  Net payments received from contract owners                        349,112         296,450       3,358,332       1,753,892
  Transfers between divisions (including fixed
   account), net                                                     57,487          83,088       1,995,009         277,887
  Transfers of cost of insurance                                   (176,983)       (136,105)       (600,740)       (496,698)
  Transfers for contract benefits and
   terminations                                                     (40,354)         (4,363)         (4,289)        (64,814)
                                                               ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived
  from contractholder transactions                                  189,262         239,070       4,748,312       1,470,267
                                                               ------------    ------------    ------------    ------------
Net increase in net assets                                          665,035         839,906       4,958,917       1,812,913
Balance at beginning of period                                    2,855,067       2,015,161      10,106,801       8,293,888
                                                               ------------    ------------    ------------    ------------
Balance at end of period                                       $  3,520,102    $  2,855,067    $ 15,065,718    $ 10,106,801
                                                               ============    ============    ============    ============

See notes to financial statements.

                                                       PROFUND                               PROFUND
                                                      VP ASIA 30                          VP EUROPE 30
                                                       DIVISION                             DIVISION
                                          ----------------------------------- -------------------------------------
                                                             PERIOD FROM                         PERIOD FROM
                                                          OCTOBER 19, 2004(a)                 SEPTEMBER 20, 2004(a)
                                            YEAR ENDED          THROUGH         YEAR ENDED          THROUGH
                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                               2005              2004               2005              2004
                                          --------------  ------------------- --------------  ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)            $         (661)   $            2    $           66     $            6
  Realized gain                                    4,346                21              6202                 55
  Unrealized appreciation
   (depreciation) during the year                 29,738                78              (941)               531
                                          --------------    --------------    --------------     --------------
Net increase (decrease) in net assets
  from operations                                 33,423               101             5,327                592
Contractholder transactions--Note G:
  Net payments received from
    contract owners                               13,389             2,892            10,456              2,892
  Transfers from divisions (including
    fixed account), net                          237,986               661            38,062              4,817
  Transfers of cost of insurance                  (9,848)              (26)           (3,316)              (113)
  Transfers for contract benefits and
    terminations                                  (4,344)               (2)             (494)               (16)
                                          --------------    --------------    --------------     --------------
Net increase in net assets derived from
  contractholder transactions                    237,183             3,525            44,708              7,580
                                          --------------    --------------    --------------     --------------
Net increase in net assets                       270,606             3,626            50,035              8,172
Balance at beginning of period                     3,626                --             8,172                 --
                                          --------------    --------------    --------------     --------------
Balance at end of period                  $      274,232    $        3,626    $       58,207     $        8,172
                                          ==============    ==============    ==============     ==============

                                                       PROFUND                              PROFUND
                                                    VP FINANCIALS                       VP HEALTH CARE
                                                      DIVISION                             DIVISION
                                          --------------------------------    --------------------------------
                                              YEARS ENDED DECEMBER 31,            YEARS ENDED DECEMBER 31,
                                               2005              2004              2005              2004
                                          --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)            $         (369)   $       (1,374)   $       (1,261)   $       (1,200)
  Realized gain                                    8,000             6,300             5,503               470
  Unrealized appreciation
   (depreciation) during the year                  4,414            12,276             2,889              (478)
                                          --------------    --------------    --------------    --------------
Net increase (decrease) in net assets
  from operations                                 12,045            17,202             7,131            (1,208)
Contractholder transactions--Note G:
  Net payments received from
    contract owners                               34,706            33,601            44,903            31,071
  Transfers from divisions (including
    fixed account), net                           76,227            48,399            36,499             8,011
  Transfers of cost of insurance                 (12,340)          (11,634)          (10,323)          (10,139)
  Transfers for contract benefits and
    terminations                                     (47)              214            (1,316)               40
                                          --------------    --------------    --------------    --------------
Net increase in net assets derived from
  contractholder transactions                     98,546            70,580            69,763            28,983
                                          --------------    --------------    --------------    --------------
Net increase in net assets                       110,591            87,782            76,894            27,775
Balance at beginning of period                   223,119           135,337            86,479            58,704
                                          --------------    --------------    --------------    --------------
Balance at end of period                  $      333,710    $      223,119    $      163,373    $       86,479
                                          ==============    ==============    ==============    ==============

(a)Commencement of operations

See notes to financial statements.

                                                   PROFUND                                  PROFUND
                                                VP LARGE-CAP                              VP LARGE-CAP
                                                   GROWTH                                    VALUE
                                                  DIVISION                                  DIVISION
                                       --------------------------------------    --------------------------------------
                                                             PERIOD FROM                              PERIOD FROM
                                                          AUGUST 31, 2004(a)                        JUNE 28, 2004(a)
                                        YEAR ENDED             THROUGH            YEAR ENDED             THROUGH
                                       DECEMBER 31,          DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                           2005                  2004                2005                 2004
                                       -------------    ---------------------    -------------    ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                $           3    $                  --    $           1    $                  --
  Realized gain (loss)                          (133)                       4             2018                        8
  Unrealized appreciation
    (depreciation) during the year             1,292                      375            4,233                      651
                                       -------------    ---------------------    -------------    ---------------------
Net increase (decrease) in
  net assets from operations                   1,162                      379            6,252                      659
Contractholder transactions--Note G:
  Net payments received from
    contract owners                           21,244                      654           18,350                       --
  Transfers between divisions
    (including fixed account), net            40,158                    4,671           84,801                    7,124
  Transfers of cost of insurance              (3,512)                    (376)          (5,091)                    (197)
  Transfers for contract benefits
    and terminations                            (651)                     (15)            (986)                     (22)
                                       -------------    ---------------------    -------------    ---------------------
Net increase in net assets derived
  from contractholder transactions            57,239                    4,934           97,074                    6,905
                                       -------------    ---------------------    -------------    ---------------------
Net increase in net assets                    58,401                    5,313          103,326                    7,564
Balance at beginning of period                 5,313                       --            7,564                       --
                                       -------------    ---------------------    -------------    ---------------------
Balance at end of period               $      63,714    $               5,313    $     110,890    $               7,564
                                       =============    =====================    =============    =====================

                                                  PROFUND                                    PROFUND
                                              VP RISING RATES                             VP SMALL-CAP
                                                OPPORTUNITY                                  GROWTH
                                                  DIVISION                                  DIVISION
                                       --------------------------------------    --------------------------------------
                                                             PERIOD FROM                               PERIOD FROM
                                                            MAY 6, 2004(a)                        SEPTEMBER 14, 2004(a)
                                        YEAR ENDED              THROUGH           YEAR ENDED             THROUGH
                                       DECEMBER 31,          DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
                                           2005                  2004                2005                 2004
                                       -------------    ---------------------    -------------    ---------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                $          --    $                  --    $          --    $                  --
  Realized gain (loss)                        (1,190)                     (82)           4,999                      200
  Unrealized appreciation
    (depreciation) during the year            (2,915)                  (2,389)           4,410                      678
                                       -------------    ---------------------    -------------    ---------------------
Net increase (decrease) in
  net assets from operations                  (4,105)                  (2,471)           9,409                      878
Contractholder transactions--Note G:
  Net payments received from
    contract owners                           30,510                    3,231           13,064                       (1)
  Transfers between divisions
    (including fixed account), net            14,193                   35,709          110,089                   18,310
  Transfers of cost of insurance              (4,345)                  (1,325)          (4,441)                    (100)
  Transfers for contract benefits
    and terminations                            (476)                    (117)            (722)                     137
                                       -------------    ---------------------    -------------    ---------------------
Net increase in net assets derived
  from contractholder transactions            39,882                   37,498          117,990                   18,346
                                       -------------    ---------------------    -------------    ---------------------
Net increase in net assets                    35,777                   35,027          127,399                   19,224
Balance at beginning of period                35,027                       --           19,224                       --
                                       -------------    ---------------------    -------------    ---------------------
Balance at end of period               $      70,804    $              35,027    $     146,623    $              19,224
                                       =============    =====================    =============    =====================

(a) Commencement of operations

See notes to financial statements.

                                                  PROFUND
                                                VP SMALL-CAP                                 PROFUND
                                                   VALUE                                 VP TECHNOLOGY
                                                  DIVISION                                  DIVISION
                                       --------------------------------------    ------------------------------
                                                            PERIOD FROM
                                                         AUGUST 16, 2004(a)
                                        YEAR ENDED             THROUGH
                                       DECEMBER 31,         DECEMBER 31,            YEARS ENDED DECEMBER 31,
                                           2005                 2004                 2005             2004
                                       -------------    ---------------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)         $          --    $                  --    $      (1,120)   $      (1,991)
  Realized gain                                4,128                    1,206           11,215           15,432
  Unrealized appreciation
    (depreciation) during the year            (1,946)                   2,409           (8,230)         (15,640)
                                       -------------    ---------------------    -------------    -------------
Net increase (decrease) in
  net assets from operations                   2,182                    3,615            1,865           (2,199)
Contractholder transactions--Note G:
  Net payments received from
    contract owners                           12,856                    7,970           55,959           33,090
  Transfers between divisions
    (including fixed account), net             2,867                   39,908          (25,772)         (73,560)
  Transfers of cost of insurance              (2,918)                    (770)         (12,216)         (14,858)
  Transfers for contract benefits
    and terminations                            (785)                     (29)            (215)            (152)
                                       -------------    ---------------------    -------------    -------------
Net increase (decrease) in net assets
derived from contractholder
  transactions                                12,020                   47,079           17,756          (55,480)
                                       -------------    ---------------------    -------------    -------------
Net increase (decrease) in net assets         14,202                   50,694           19,621          (57,679)
Balance at beginning of period                50,694                       --          181,646          239,325
                                       -------------    ---------------------    -------------    -------------
Balance at end of period               $      64,896    $              50,694    $     201,267    $     181,646
                                       =============    =====================    =============    =============

                                               PROFUND VP U.S.                              SCUDDER
                                              GOVERNMENT PLUS                         VIT SMALL CAP INDEX
                                                  DIVISION                                  DIVISION
                                       --------------------------------------    ------------------------------
                                                             PERIOD FROM
                                                          JUNE 29, 2004(a)
                                        YEAR ENDED             THROUGH
                                       DECEMBER 31,          DECEMBER 31,           YEARS ENDED DECEMBER 31,
                                           2005                 2004                  2005            2004
                                       -------------    ---------------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)         $       1,138    $                 255    $      (6,945)   $      (8,003)
  Realized gain                                4,364                   10,987          105,243           48,781
  Unrealized appreciation
    (depreciation) during the year              (108)                   1,465          (68,631)         131,255
                                       -------------    ---------------------    -------------    -------------
Net increase (decrease) in
  net assets from operations                   5,394                   12,707           29,667          172,033
Contractholder transactions--Note G:
  Net payments received from
    contract owners                           40,478                    1,977          210,108          281,761
  Transfers between divisions
    (including fixed account), net            17,205                   51,608         (266,384)         243,594
  Transfers of cost of insurance              (6,498)                  (2,834)         (53,387)         (54,352)
  Transfers for contract benefits
    and terminations                            (540)                    (727)            (600)         (37,407)
                                       -------------    ---------------------    -------------    -------------
Net increase (decrease) in net assets
derived from contractholder
  transactions                                50,645                   50,024         (110,263)         433,596
                                       -------------    ---------------------    -------------    -------------
Net increase (decrease) in net assets         56,039                   62,731          (80,596)         605,629
Balance at beginning of period                62,731                       --        1,308,442          702,813
                                       -------------    ---------------------    -------------    -------------
Balance at end of period               $     118,770    $              62,731    $   1,227,846    $   1,308,442
                                       =============    =====================    =============    =============

(a) Commencement of operations

                             JPF SEPARATE ACCOUNT C
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                        T. ROWE PRICE                   TEMPLETON
                                                        MID-CAP GROWTH             FOREIGN SECURITIES
                                                           DIVISION                      DIVISION
                                                 ---------------------------   ---------------------------
                                                     2005           2004           2005           2004
                                                 ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                   $    (10,264)  $    (10,101)  $     13,937   $      3,645
  Realized gain                                        95,132         81,236        376,503         33,601
  Unrealized appreciation (depreciation) during
   the year                                            50,970         73,862        497,281      1,203,391
                                                 ------------   ------------   ------------   ------------
Net increase in net assets from operations            135,838        144,997        887,721      1,240,637
Contractholder transactions--Note G:
  Net payments received from contract owners           59,238        117,547      1,533,787      1,206,212
  Transfers between divisions (including fixed
   account), net                                        8,057       (288,614)      (338,542)       769,300
  Transfers of cost of insurance                      (26,221)       (35,833)      (314,769)      (278,676)
  Transfers for contract benefits and
   terminations                                        (2,231)          (157)         2,356        (89,377)
                                                 ------------   ------------   ------------   ------------
Net increase (decrease) in net assets derived
 from contractholder transactions                      38,843       (207,057)       882,832      1,607,459
                                                 ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                 174,681        (62,060)     1,770,553      2,848,096
Balance at beginning of period                      1,024,637      1,086,697      8,788,942      5,940,846
                                                 ------------   ------------   ------------   ------------
Balance at end of period                         $  1,199,318   $  1,024,637   $ 10,559,495   $  8,788,942
                                                 ============   ============   ============   ============

                                                         VANGUARD(R)                   VANGUARD(R)
                                                      VIF MID-CAP INDEX             VIF REIT INDEX
                                                          DIVISION                      DIVISION
                                                 ---------------------------   ---------------------------
                                                     2005           2004           2005           2004
                                                 ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                   $     (2,981)  $     (5,547)  $     55,409   $     24,783
  Realized gain                                        89,994         35,064        290,751        144,293
  Unrealized appreciation (depreciation) during
   the year                                           342,205        318,333        (19,811)       356,369
                                                 ------------   ------------   ------------   ------------
Net increase in net assets from operations            429,218        347,850        326,349        525,445
Contractholder transactions--Note G:
  Net payments received from contract owners          693,031        349,777        358,658        410,260
  Transfers between divisions (including fixed
   account), net                                      425,696        848,803        (25,581)       318,756
  Transfers of cost of insurance                     (127,039)       (93,343)       (96,576)       (86,181)
  Transfers for contract benefits and
   terminations                                         2,178         (4,680)       (23,600)        (4,869)
                                                 ------------   ------------   ------------   ------------
Net increase (decrease) in net assets derived
 from contractholder transactions                     993,866      1,100,557        212,901        637,966
                                                 ------------   ------------   ------------   ------------
Net increase (decrease) in net assets               1,423,084      1,448,407        539,250      1,163,411
Balance at beginning of period                      2,440,487        992,080      2,436,545      1,273,134
                                                 ------------   ------------   ------------   ------------
Balance at end of period                         $  3,863,571   $  2,440,487   $  2,975,795   $  2,436,545
                                                 ============   ============   ============   ============

See notes to financial statements.

                                                                              VANGUARD(R)                     JPMORGAN
                                                                      VIF SMALL COMPANY GROWTH                  BOND
                                                                              DIVISION                        DIVISION
                                                                    ----------------------------    ----------------------------
                                                                        2005            2004            2005            2004
                                                                    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                      $    (26,008)   $    (12,789)   $    192,201    $    184,643
  Realized gain (loss)                                                   160,955          31,901         175,496         140,744
  Unrealized appreciation (depreciation) during the year                  42,706         198,059        (238,482)        (94,455)
                                                                    ------------    ------------    ------------    ------------
Net increase in net assets from operations                               177,653         217,171         129,215         230,932
Contractholder transactions--Note G:
  Net payments received from contract owners                             637,567         289,887           6,119         329,787
  Transfers between divisions (including fixed account), net             663,746         421,779           3,808             352
  Transfers of cost of insurance                                        (101,796)        (77,966)       (207,816)       (247,176)
  Transfers for contract benefits and terminations                        (4,624)            646      (1,170,480)              1
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived from contractholder
 transactions                                                          1,194,893         634,346      (1,368,369)         82,964
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                                  1,372,546         851,517      (1,239,154)        313,896
Balance at beginning of period                                         1,860,330       1,008,813       6,815,261       6,501,365
                                                                    ------------    ------------    ------------    ------------
Balance at end of period                                            $  3,232,876    $  1,860,330    $  5,576,107    $  6,815,261
                                                                    ============    ============    ============    ============

                                                                               JPMORGAN
                                                                        INTERNATIONAL EQUITY
                                                                               DIVISION
                                                                    ----------------------------
                                                                        2005            2004
                                                                    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                      $     12,267    $     (3,580)
  Realized gain (loss)                                                   (21,189)        (19,601)
  Unrealized appreciation (depreciation) during the year                 390,434         724,761
                                                                    ------------    ------------
Net increase in net assets from operations                               381,512         701,580
Contractholder transactions--Note G:
  Net payments received from contract owners                              15,270         252,152
  Transfers between divisions (including fixed account), net            (181,882)           (397)
  Transfers of cost of insurance                                        (134,992)       (127,295)
  Transfers for contract benefits and terminations                      (438,328)             29
                                                                    ------------    ------------
Net increase (decrease) in net assets derived from contractholder
 transactions                                                           (739,932)        124,489
                                                                    ------------    ------------
Net increase (decrease) in net assets                                   (358,420)        826,069
Balance at beginning of period                                         4,728,003       3,901,934
                                                                    ------------    ------------
Balance at end of period                                            $  4,369,583    $  4,728,003
                                                                    ============    ============

See notes to financial statements.

                                                                              JPMORGAN                        JPMORGAN
                                                                           SMALL COMPANY             U.S. LARGE CAP CORE EQUITY
                                                                              DIVISION                        DIVISION
                                                                    ----------------------------    ----------------------------
                                                                        2005            2004            2005            2004
                                                                    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income (loss)                                      $    (23,731)   $    (21,904)   $     40,547    $      6,543
  Realized gain (loss)                                                   558,219          12,125         (65,286)        (18,886)
  Unrealized appreciation (depreciation) during the year                (448,981)        834,989          53,869         546,026
                                                                    ------------    ------------    ------------    ------------
Net increase in net assets from operations                                85,507         825,210          29,130         533,683
Contractholder transactions--Note G:
  Net payments received from contract owners                               3,100         107,248           3,210         212,655
  Transfers between divisions (including fixed account), net             (91,850)           (864)       (205,774)            (95)
  Transfers of cost of insurance                                         (78,952)        (78,201)       (133,659)       (142,782)
  Transfers for contract benefits and terminations                      (237,082)             23        (475,685)             27
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets derived from contractholder
 transactions                                                           (404,784)         28,206        (811,908)         69,805
                                                                    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets                                   (319,277)        853,416        (782,778)        603,488
Balance at beginning of period                                         3,981,242       3,127,826       6,596,886       5,993,398
                                                                    ------------    ------------    ------------    ------------
Balance at end of period                                            $  3,661,965    $  3,981,242    $  5,814,108    $  6,596,886
                                                                    ============    ============    ============    ============

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT C
                                DECEMBER 31, 2005

NOTE A--ORGANIZATION OF ACCOUNT

JPF Separate Account C (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company (JP Financial). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2005, the Separate Account is comprised of forty-nine investment divisions, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson Pilot Variable Fund (JPVF), Inc., two of which invest in certain American Century VP funds, two of which invest in certain American funds, five of which invest in certain Fidelity(R) portfolios, one of which invests in Franklin Small Cap Value Securities Fund, one of which invests in the Goldman Sachs Capital Growth Fund, two of which invest in certain MFS(R) funds, one of which invests in the PIMCO Total Return Portfolio, eleven of which invest in certain ProFund VP funds, one of which invests in the Scudder VIT Small Cap Index Fund, one of which invests in the T. Rowe Price Mid-Cap Growth Portfolio, one of which invests in the Templeton Foreign Securities Fund, three of which invest in certain Vanguard(R) VIF portfolios, and four of which invest in certain J.P. Morgan Series Trust II funds, all diversified series investment companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above forty-nine portfolios and are valued at the reported net asset values of such portfolios which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchase and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                       PURCHASES       SALES
                                                     ------------   ------------
JPVF Capital Growth Division                         $    958,016   $  1,250,363
JPVF Growth Division                                      492,258        624,190
JPVF Strategic Growth Division                            547,580        808,111
JPVF S&P 500 Index Division                             3,121,740      4,531,421
JPVF Value Division                                       985,234        709,809
JPVF Mid-Cap Growth Division                              546,426        186,130
JPVF Mid-Cap Value Division                             1,007,510        331,154
JPVF Small Company Division                               349,089        533,494
JPVF Small-Cap Value Division                           1,145,891      1,136,338
JPVF International Equity Division                        962,467        437,545
JPVF World Growth Stock Division                        1,698,798        242,658

                                                       PURCHASES       SALES
                                                     ------------   ------------
JPVF High Yield Bond Division                        $  1,145,479   $    566,197
JPVF Balanced Division                                    956,646      1,812,850
JPVF Money Market Division                             13,799,553      6,169,695
American Century VP International Division                345,037        162,526
American Century VP Value Division                        632,711        225,900
American Funds Growth Division                          4,078,583      1,022,427
American Funds Growth-Income Division                   3,822,751        892,608
Fidelity(R)VIP Contrafund(R)Division                    2,491,542        778,548
Fidelity(R)VIP Equity-Income Division                   1,550,502      1,237,004
Fidelity(R)VIP Growth Division                            827,651      1,984,828
Fidelity(R)VIP Investment Grade Bond Division           1,420,078        165,424
Fidelity(R)VIP Mid Cap Division                         2,640,760        876,583
Franklin Small Cap Value Securities Division            1,755,221        593,472
Goldman Sachs VIT Capital Growth Division                 220,166         91,560
MFS(R)Research Series Division                            171,863        152,896
MFS(R)Utilities Series Division                         1,973,275      1,798,742
PIMCO Total Return Division                             9,549,829      4,251,127
ProFund VP Asia 30 Division                               282,591         46,069
ProFund VP Europe 30 Division                             111,038         61,469
ProFund VP Financials Division                            314,731        216,700
ProFund VP Health Care Division                           270,107        201,612
ProFund VP Large-Cap Growth Division                      113,081         55,718
ProFund VP Large-Cap Value Division                       158,668         60,743
ProFund VP Rising Rates Opportunity Division               51,853         12,042
ProFund VP Small-Cap Growth Division                      244,618        126,628
ProFund VP Small-Cap Value Division                        66,915         51,109
ProFund VP Technology Division                             93,968         70,126
ProFund VP U.S. Government Plus Division                  138,424         86,822
Scudder VIT Small Cap Index Division                      512,616        594,045
T. Rowe Price Mid-Cap Growth Division                     215,577        120,858
Templeton Foreign Securities Division                   3,710,925      2,813,868
Vanguard(R)VIF Mid-Cap Index Division                   1,576,607        586,347
Vanguard(R)VIF REIT Index Division                      1,223,930        774,519
Vanguard(R)VIF Small Company Growth Division            1,809,373        515,675
JPMorgan Bond Division                                    352,998      1,412,760
JPMorgan International Equity Division                    233,867        961,784
JPMorgan Small Company Division                           587,180        522,341
JPMorgan U.S. Large Cap Core Equity Division              293,126      1,064,839
                                                     ------------   ------------
Total                                                $ 71,558,849   $ 43,929,674
                                                     ============   ============

NOTE D--EXPENSES AND RELATED PARTY TRANSACTIONS

The Separate Account contains the net assets of two variable insurance policies, Ensemble SL and Heritage. A mortality and expense risk charge, payable to JP Financial, is accrued daily which will not exceed 1% and .65% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble SL and Heritage, respectively.

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

During the year ended December 31, 2005, JPVF Portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation (JPIA), a registered investment adviser and wholly-owned subsidiary of Jefferson-Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

                             CAPITAL                  STRATEGIC                                      MID-CAP      MID-CAP
                            GROWTH(1)    GROWTH(2)    GROWTH(3)    S&P 500 INDEX(4)     VALUE(5)    GROWTH(6)     VALUE(7)
                            ---------    ---------    ---------    ----------------     --------    ---------     --------
First $25 Million              .75%         .65%         .80%            .24%             .75%         .90%         1.05%
Next $25 Million               .75%         .65%         .80%            .24%             .75%         .85%          .95%
Next $25 Million               .75%         .65%         .75%            .24%             .75%         .85%          .85%
Next $25 Million               .75%         .65%         .75%            .24%             .70%         .80%          .85%
Next $50 Million               .70%         .65%         .70%            .24%             .70%         .80%          .75%
Next $50 Million               .70%         .60%         .70%            .24%             .65%         .70%          .75%
Next $50 Million               .70%         .60%         .70%            .24%             .60%         .70%          .75%
Next $250 Million              .65%         .55%         .65%            .24%             .60%         .65%          .70%
Next $500 Million              .65%         .55%         .60%            .20%             .60%         .65%          .70%
Over $1 Billion                .60%         .55%         .60%            .16%             .60%         .65%          .70%

                              SMALL      SMALL-CAP   INTERNATIONAL    WORLD GROWTH     HIGH YIELD                   MONEY
                            COMPANY(5)    VALUE(8)     EQUITY(9)        STOCK(5)        BOND(10)     BALANCED     MARKET(11)
                            ---------    ---------   -------------    ------------     ----------    --------     ----------
First $40 Million               .75%       1.30%        1.00%            .75%             .75%         .65%          .50%
Next $10 Million                .75%       1.05%        1.00%            .75%             .75%         .65%          .50%
Next $10 Million                .75%       1.05%         .95%            .75%             .75%         .65%          .45%
Next $40 Million                .75%        .75%         .95%            .75%             .75%         .65%          .45%
Next $50 Million                .70%        .75%         .90%            .75%            .725%         .55%          .40%
Next $50 Million                .70%        .75%         .85%            .75%            .725%         .55%          .40%
Next $50 Million                .65%        .75%         .85%            .65%            .725%         .50%          .40%
Next $250 Million               .65%        .75%         .80%            .65%             .70%         .50%          .30%
Next $500 Million              .625%        .75%         .80%            .60%             .65%         .50%          .30%
Over $1 Billion                 .60%        .75%         .80%            .60%             .60%         .50%          .30%

----------
(1) Prior to May 1, 2005 the management fee was .75% of the first $100 million average daily net assets and .70% over $100 million.
(2) Prior to May 1, 2005 the management fee was .65% of the average daily net assets.
(3) Prior to May 1, 2005 the management fee was .80% of the first $200 million average daily net assets, .75% of the next $1.1 billion and .70% over $1.3 billion.
(4) Prior to May 1, 2005 the management fee was 0.24% of the average daily net assets
(5) Prior to May 1, 2005 the management fee for each Portfolio was .75% of the first $200 million average daily net assets, .70% for the next $1.1 billion and .65% over $1.3 billion.
(6) Prior to May 1, 2005 the management fee was .90% of the average daily net assets.
(7) Prior to May 1, 2005 the management fee was 1.05% of the average daily net assets.
(8) Prior to May 1, 2005 the management fee was 1.30% of the average daily net assets.
(9) Prior to May 1, 2005 the management fee was 1.00% of the average daily net assets.
(10) Prior to May 1, 2005 the management fee was .75% of the average daily net assets.
(11) Prior to May 1, 2005 the management fee was .50% of the first $200 million average daily net assets, .45% of the next $1.1 billion and .40% over $1.3 billion.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

In determining the net realized gain or loss on sales of Separate Account investments, the cost of investments sold has been determined on an average cost basis.

Following is a summary of shares of each portfolio of the Separate Account owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2005.

                                                                      NET ASSET
                                                                        VALUE
                                                        SHARES        PER SHARE
                                                      ----------      ----------
JPVF Capital Growth Division                             422,144      $    22.51
JPVF Growth Division                                     282,490           15.90
JPVF Strategic Growth Division                           308,650           14.91
JPVF S&P Index 500 Division                            2,571,730            8.72
JPVF Value Division                                      196,028           22.84
JPVF Mid-Cap Growth Division                             153,187           11.02
JPVF Mid-Cap Value Division                              220,342           13.80
JPVF Small Company Division                              166,636           16.32
JPVF Small-Cap Value Division                            204,946           14.64
JPVF International Equity Division                       380,728           12.19
JPVF World Growth Stock Division                         170,780           27.12
JPVF High Yield Bond Division                            313,643            7.91
JPVF Balanced Division                                   325,021           13.94
JPVF Money Market Division                             1,462,436           10.96
American Century VP International Division               156,026            8.23
American Century VP Value Division                       134,192            8.19
American Funds Growth Division                           116,598           58.98
American Funds Growth-Income Division                    152,996           38.12
Fidelity(R)VIP Contrafund(R)Division                     418,265           31.03
Fidelity(R)VIP Equity-Income Division                    328,413           25.49
Fidelity(R)VIP Growth Division                           186,219           33.70
Fidelity(R)VIP Investment Grade Bond Division            173,478           12.57
Fidelity(R)VIP Mid Cap Division                           90,867           34.67
Franklin Small Cap Value Securities Division             109,769           16.79
Goldman Sachs VIT Capital Growth Division                 54,615           10.68
MFS(R)Research Series Division                           104,999           16.41
MFS(R)Utilities Series Division                          148,236           23.74
PIMCO Total Return Division                            1,465,526           10.24
ProFund VP Asia 30 Division                                6,167           44.47
ProFund VP Europe 30 Division                              2,082           27.96
ProFund VP Financials Division                             9,575           34.84

                                                                      NET ASSET
                                                                        VALUE
                                                        SHARES        PER SHARE
                                                      ----------      ----------
ProFund VP Health Care Division                            5,833      $    28.01
ProFund VP Large-Cap Growth Division                       2,002           31.83
ProFund VP Large-Cap Value Division                        3,237           34.26
ProFund VP Rising Rates Opportunity Division               3,696           19.14
ProFund VP Small-Cap Growth Division                       3,779           38.80
ProFund VP Small-Cap Value Division                        1,974           32.88
ProFund VP Technology Division                            13,487           14.91
ProFund VP U.S. Government Plus Division                   3,618           32.75
Scudder VIT Small Cap Index Division                      85,304           14.39
T. Rowe Price Mid-Cap Growth Division                     47,366           25.32
Templeton Foreign Securities Division                    676,019           15.62
Vanguard(R)VIF Mid-Cap Index Division                    210,510           18.35
Vanguard(R)VIF REIT Index Division                       146,772           20.26
Vanguard(R)VIF Small Company Growth Division             164,838           19.61
JPMorgan Bond Division                                   469,765           11.87
JPMorgan International Equity Division                   358,163           12.20
JPMorgan Small Company Division                          230,023           15.92
JPMorgan U.S. Large Cap Core Equity Division             427,508           13.60

For federal income tax purposes, the cost of investments owned at December 31, 2005 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Capital Growth
   Issuance of units                      187,737   $ 1,451,622       272,207   $ 2,005,629
   Redemptions of units                   217,613     1,678,645       236,299     1,758,238
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (29,876)  $  (227,023)       35,908   $   247,391
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Growth
   Issuance of units                       54,403   $   644,152        60,062   $   631,337
   Redemptions of units                    62,201       735,315        80,683       844,580
                                      -----------   -----------   -----------   -----------
     Net Decrease                          (7,798)  $   (91,163)      (20,621)  $  (213,243)
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Strategic Growth
   Issuance of units                       99,858   $   797,545       159,822   $ 1,181,592
   Redemptions of units                   130,145     1,030,632       114,166       849,120
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (30,287)  $  (233,087)       45,656   $   332,472
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF S&P 500 Index
   Issuance of units                      805,117   $ 7,698,681       752,449   $ 6,737,595
   Redemptions of units                   960,199     9,212,547       508,040     4,553,230
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)             (155,082)  $(1,513,866)      244,409   $ 2,184,365
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Value
   Issuance of units                       97,942   $ 1,186,009        82,202   $   893,861
   Redemptions of units                    75,177       919,456        74,211       810,507
                                      -----------   -----------   -----------   -----------
    Net Increase                           22,765   $   266,553         7,991   $    83,354
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Mid-Cap Growth
   Issuance of units                       65,952   $   632,757        91,862   $   762,986
   Redemptions of units                    28,096       258,697        89,988       766,831
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)               37,856   $   374,060         1,874   $    (3,845)
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Mid-Cap Value
   Issuance of units                       61,128   $   850,535        94,681   $ 1,169,424
   Redemptions of units                    30,236       410,239        62,839       766,223
                                      -----------   -----------   -----------   -----------
     Net Increase                          30,892   $   440,296        31,842   $   403,201
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Small Company
   Issuance of units                       48,147   $   460,058        62,060   $   551,556
   Redemptions of units                    64,405       618,906        79,674       699,919
                                      -----------   -----------   -----------   -----------
     Net Decrease                         (16,258)  $  (158,848)      (17,614)  $  (148,363)
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Small-Cap Value
   Issuance of units                       79,646   $ 1,164,487       108,358   $ 1,474,080
   Redemptions of units                    95,532     1,378,631        65,995       886,127
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (15,886)  $  (214,144)       42,363   $   587,953
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF International Equity
   Issuance of units                      142,049   $ 1,252,512       166,910   $ 1,336,098
   Redemptions of units                    79,324       709,189       100,861       808,862
                                      -----------   -----------   -----------   -----------
     Net Increase                          62,725   $   543,323        66,049   $   527,236
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF World Growth Stock
   Issuance of units                      119,853   $ 1,840,931        77,543   $ 1,040,981
   Redemptions of units                    31,425       486,772        37,610       510,364
                                      -----------   -----------   -----------   -----------
     Net Increase                          88,428   $ 1,354,159        39,933   $   530,617
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF High Yield Bond
   Issuance of units                      110,332   $ 1,288,110       240,263   $ 2,670,496
   Redemptions of units                    69,480       812,448       197,551     2,179,023
                                      -----------   -----------   -----------   -----------
     Net Increase                          40,852   $   475,662        42,712   $   491,473
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Balanced
   Issuance of units                       86,279   $ 1,132,744       295,822   $ 3,630,948
   Redemptions of units                   156,173     2,072,714       219,219     2,680,585
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (69,894)  $  (939,970)       76,603   $   950,363
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPVF Money Market
   Issuance of units                    1,448,744   $16,031,545     1,134,975   $12,461,591
   Redemptions of units                   755,976     8,356,858       976,826    10,725,485
                                      -----------   -----------   -----------   -----------
     Net Increase                         692,768   $ 7,674,687       158,149   $ 1,736,106
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
American Century VP International
   Issuance of units                       37,127   $   380,531        51,391   $   477,182
   Redemptions of units                    19,236       199,621        20,363       186,224
                                      -----------   -----------   -----------   -----------
     Net Increase                          17,891   $   180,910        31,028   $   290,958
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
American Century VP Value
   Issuance of units                       49,199   $   615,440        44,077   $   503,788
   Redemptions of units                    22,427       278,987         7,090        80,467
                                      -----------   -----------   -----------   -----------
     Net Increase                          26,772   $   336,453        36,987   $   423,321
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
American Funds Growth
   Issuance of units                      333,413   $ 4,643,076       194,747   $ 2,468,169
   Redemptions of units                   114,129     1,573,200        54,916       694,499
                                      -----------   -----------   -----------   -----------
     Net Increase                         219,284   $ 3,069,876       139,831   $ 1,773,670
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
American Funds Growth-Income
   Issuance of units                      329,978   $ 4,281,912       180,454   $ 2,210,854
   Redemptions of units                   108,280     1,396,385        43,257       528,705
                                      -----------   -----------   -----------   -----------
     Net Increase                         221,698   $ 2,885,527       137,197   $ 1,682,149
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Fidelity(R) VIP Contrafund(R)
   Issuance of units                      236,702   $ 3,113,171       194,414   $ 2,183,581
   Redemptions of units                   100,482     1,318,741        97,458     1,095,162
                                      -----------   -----------   -----------   -----------
     Net Increase                         136,220   $ 1,794,430        96,956   $ 1,088,419
                                      -----------   -----------   -----------   -----------

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Fidelity(R) VIP Equity-Income
   Issuance of units                      137,009   $ 1,738,255       181,910   $ 2,131,792
   Redemptions of units                   138,259     1,771,936       103,229     1,203,309
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)               (1,250)  $   (33,681)       78,681   $   928,483
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Fidelity(R) VIP Growth
   Issuance of units                      136,436   $  1,165,993      192,824   $ 1,599,903
   Redemptions of units                   267,419      2,307,784      138,113     1,145,566
                                      -----------   ------------  -----------   -----------
    Net Increase (Decrease)              (130,983)  $ (1,141,791)      54,711   $   454,337
                                      ===========   ============  ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Fidelity(R) VIP Investment Grade Bond
   Issuance of units                      144,746   $ 1,507,870        93,182   $   949,725
   Redemptions of units                    28,816       300,849        20,423       208,975
                                      -----------   -----------   -----------   -----------
     Net Increase                         115,930   $ 1,207,021        72,759   $   740,750
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Fidelity(R) VIP Mid Cap
   Issuance of units                      175,445   $ 2,996,948        64,218   $   934,472
   Redemptions of units                    73,030     1,239,888        13,675       202,088
                                      -----------   -----------   -----------   -----------
     Net Increase                         102,415   $ 1,757,060        50,543   $   732,384
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Franklin Small Cap Value Securities
   Issuance of units                      129,619   $ 1,913,298        46,489   $   598,392
   Redemptions of units                    51,883       757,329         9,422       120,273
                                      -----------   -----------   -----------   -----------
     Net Increase                          77,736   $ 1,155,969        37,067   $   478,119
                                      -----------   -----------   -----------   -----------

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Goldman Sachs VIT Capital Growth
   Issuance of units                       29,542   $   248,270        15,874   $   129,478
   Redemptions of units                    13,524       115,487         6,738        55,274
                                      -----------   -----------   -----------   -----------
     Net Increase                          16,018   $   132,783         9,136   $    74,204
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
MFS(R) Research Series
   Issuance of units                       26,438   $   253,012        41,159   $   351,747
   Redemptions of units                    25,346       243,200        47,383       400,898
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)                1,092   $     9,812        (6,224)  $   (49,151)
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
MFS(R) Utilities Series
   Issuance of units                      135,043   $ 2,098,357        59,905   $   725,817
   Redemptions of units                   121,835     1,909,095        41,780       486,747
                                      -----------   -----------   -----------   -----------
     Net Increase                          13,208   $   189,262        18,125   $   239,070
                                      ===========   ===========   ===========   ===========

                                                                        PERIOD FROM
                                                                      JUNE 28, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Large-Cap Value
   Issuance of units                       14,858   $   157,942           729   $     7,304
   Redemptions of units                     5,635        60,868            39           399
                                      -----------   -----------   -----------   -----------
     Net Increase                           9,223   $    97,074           690   $     6,905
                                      ===========   ===========   ===========   ===========

                                                                         PERIOD FROM
                                                                        MAY 6, 2004(a)
                                             YEAR ENDED                    THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Rising Rates Opportunity
   Issuance of units                        6,372   $    51,423         4,250   $    39,259
   Redemptions of units                     1,438        11,541           194         1,761
                                      -----------   -----------   -----------   -----------
    Net Increase                            4,934   $    39,882         4,056   $    37,498
                                      ===========   ===========   ===========   ===========

                                                                        PERIOD FROM
                                                                    SEPTEMBER 14, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Small-Cap Growth
   Issuance of units                       21,288   $   246,044         2,381   $    25,923
   Redemptions of units                    10,815       128,054           682         7,577
                                      -----------   -----------   -----------   -----------
     Net Increase                          10,473   $   117,990         1,699   $    18,346
                                      ===========   ===========   ===========   ===========

                                                                         PERIOD FROM
                                                                      AUGUST 16, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Small-Cap Value
   Issuance of units                        5,476   $    63,157         4,314   $    47,849
   Redemptions of units                     4,443        51,137            68           770
                                      -----------   -----------   -----------   -----------
     Net Increase                           1,033   $    12,020         4,246   $    47,079
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Technology
   Issuance of units                        9,207   $    94,486         9,607   $    98,725
   Redemptions of units                     7,386        76,730        14,763       154,205
                                      -----------   -----------   -----------   -----------
    Net Increase (Decrease)                 1,821   $    17,756        (5,156)  $   (55,480)
                                      ===========   ===========   ===========   ===========

----------
(a)  Commencement of operations

                                                                         PERIOD FROM
                                                                       JUNE 29, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------  ------------   -----------  ------------
ProFund VP U.S. Government Plus
   Issuance of units                       11,551  $   138,048        19,439   $   199,687
   Redemptions of units                     7,314       87,403        13,817       149,663
                                      -----------  -----------   -----------   -----------
     Net Increase                           4,237  $    50,645         5,622   $    50,024
                                      ===========  ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -----------------------------------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------  ------------   -----------  ------------
PIMCO Total Return
   Issuance of units                      844,230  $ 10,456,926       518,934   $ 6,242,903
   Redemptions of units                   458,929     5,708,614       397,588     4,772,636
                                      -----------  ------------   -----------   -----------
     Net Increase                         385,301  $  4,748,312       121,346   $ 1,470,267
                                      ===========  ============   ===========   ===========

                                                                        PERIOD FROM
                                                                     OCTOBER 19, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------  ------------   -----------  ------------
ProFund VP Asia 30
   Issuance of units                       24,736  $    286,047           332  $     3,551
   Redemptions of units                     3,958        48,864             2            26
                                      -----------  ------------   -----------  ------------
      Net Increase                         20,778  $    237,183           330  $     3,525
                                      ===========  ============   ===========  ============

                                                                        PERIOD FROM
                                                                    SEPTEMBER 20, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------  ------------   -----------  ------------
ProFund VP Europe 30
   Issuance of units                        9,995  $    109,703           755  $      7,785
   Redemptions of units                     5,834        64,995            19           205
                                      -----------  ------------   -----------  ------------
     Net Increase                           4,161  $     44,708           736  $      7,580
                                      ===========  ============   ===========  ============

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------  ------------   -----------  ------------
ProFund VP Financials
   Issuance of units                       25,043  $    318,045        12,361  $    154,017
   Redemptions of units                    17,412       219,499         6,673        83,437
                                      -----------  ------------   -----------  ------------
     Net Increase                           7,631  $     98,546         5,688  $     70,580
                                      ===========  ============   ===========  ============

----------
(a)  Commencement of operations

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Health Care
   Issuance of units                       21,230   $   276,566        10,342   $   130,547
   Redemptions of units                    15,760       206,803         8,207       101,564
                                      -----------   -----------   -----------   -----------
    Net Increase                            5,470   $    69,763         2,135   $    28,983
                                      ===========   ===========   ===========   ===========

                                                                        PERIOD FROM
                                                                     AUGUST 31, 2004(a)
                                             YEAR ENDED                   THROUGH
                                          DECEMBER 31, 2005           DECEMBER 31, 2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
ProFund VP Large-Cap Growth
   Issuance of units                       10,739   $   113,872           524   $     5,310
   Redemptions of units                     5,369        56,633            36           376
                                      -----------   -----------   -----------   -----------
     Net Increase                           5,370   $    57,239           488   $     4,934
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Scudder VIT Small Cap Index
   Issuance of units                       65,199   $   908,711        71,554   $   927,412
   Redemptions of units                    73,250     1,018,974        37,474       493,816
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)               (8,051)  $  (110,263)       34,080   $   433,596
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
T. Rowe Price Mid-Cap Growth
   Issuance of units                       12,365   $   172,128        34,679   $   417,570
   Redemptions of units                     9,860       133,285        52,869       624,627
                                      -----------   -----------   -----------   -----------
    Net Increase (Decrease)                 2,505   $    38,843       (18,190)  $  (207,057)
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Templeton Foreign Securities
   Issuance of units                      355,272   $ 4,542,359       251,215   $ 2,840,078
   Redemptions of units                   284,964     3,659,527       107,814     1,232,619
                                      -----------   -----------   -----------   -----------
     Net Increase                          70,308   $   882,832       143,401   $ 1,607,459
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Vanguard(R) VIF Mid-Cap Index
   Issuance of units                      174,360   $ 2,237,971       141,454   $ 1,568,061
   Redemptions of units                    96,332     1,244,105        41,541       467,504
                                      -----------   -----------   -----------   -----------
     Net Increase                          78,028   $   993,866        99,913   $ 1,100,557
                                      ===========   ===========   ===========   ===========

----------
(a) Commencement of operations

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Vanguard(R) VIF REIT Index
   Issuance of units                       76,219   $ 1,249,903       134,607   $ 1,838,211
   Redemptions of units                    60,917     1,037,002        86,310     1,200,245
                                      -----------   -----------   -----------   -----------
     Net Increase                          15,302   $   212,901        48,297   $   637,966
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
Vanguard(R) VIF Small Company Growth
   Issuance of units                      167,768   $ 2,029,902       106,046   $ 1,183,451
   Redemptions of units                    69,944       835,009        48,853       549,105
                                      -----------   -----------   -----------   -----------
     Net Increase                          97,824   $ 1,194,893        57,193   $   634,346
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPMorgan Bond
   Issuance of units                      127,742   $ 2,356,767        23,558   $   426,734
   Redemptions of units                   202,309     3,725,136        19,217       343,770
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (74,567)  $(1,368,369)        4,341   $    82,964
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPMorgan International Equity
   Issuance of units                       70,505   $ 1,100,033        23,134   $   322,220
   Redemptions of units                   118,659     1,839,965        14,253       197,731
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (48,154)  $  (739,932)        8,881   $   124,489
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPMorgan Small Company
   Issuance of units                       21,418   $   601,583         5,693   $   139,390
   Redemptions of units                    36,318     1,006,367         4,642       111,184
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (14,900)  $  (404,784)        1,051   $    28,206
                                      ===========   ===========   ===========   ===========

                                                     YEAR ENDED DECEMBER 31,
                                      -------------------------   -------------------------
                                                 2005                         2004
                                      -------------------------   -------------------------
                                         UNITS        AMOUNT         UNITS        AMOUNT
                                      -----------   -----------   -----------   -----------
JPMorgan U.S. Large Cap Core Equity
   Issuance of units                       50,729   $ 1,182,926        12,838   $   278,637
   Redemptions of units                    85,758     1,994,834         9,541       208,832
                                      -----------   -----------   -----------   -----------
     Net Increase (Decrease)              (35,029)  $  (811,908)        3,297   $    69,805
                                      ===========   ===========   ===========   ===========

NOTE H - FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for each of the periods indicated therein for the year ended December 31, 2005 follows:

                                                   AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                      ------------------------------------------   ------------------------------------------------
                                       UNITS                          NET ASSETS    INVESTMENT*
                                      (000S)      UNIT FAIR VALUE       (000S)     INCOME RATIO    EXPENSE RATIO**  TOTAL RETURN***
                                      ------      ---------------     ----------   ------------    ---------------  ---------------
JPVF Capital Growth Division
      2005                             1,155          $   8.23         $  9,507        0.13%            1.00%            3.73%
      2004                             1,184(c)       $   7.94         $  9,401        0.00%(a)         1.00%            8.38%
      2003                             1,148          $   7.32         $  8,411        0.00%(a)         1.00%           25.71%
      2002                             1,154          $   5.83         $  6,725        0.00%(a)         1.00%          -31.80%
      2001                               979          $   8.54         $  8,360        0.00%(a)         1.00%          -25.94%
JPVF Growth Division
      2005                               347          $  12.94         $  4,492        0.00%(a)         1.00%           12.82%
      2004                               355          $  11.47         $  4,070        0.00%(a)         1.00%           10.72%
      2003                               375          $  10.36         $  3,890        0.00%(a)         1.00%           29.55%
      2002                               371          $   8.00         $  2,966        0.00%(a)         1.00%          -26.27%
      2001                               358          $  10.85         $  3,883        0.00%(a)         1.00%          -34.43%
JPVF Strategic Growth Division
      2005                               546          $   8.44         $  4,607        0.47%            1.00%            5.24%
      2004                               576(c)       $   8.02         $  4,620        0.00%(a)         1.00%            8.57%
      2003                               530          $   7.39         $  3,918        0.00%(a)         1.00%           30.69%
      2002                               485          $   5.66         $  2,745        0.00%(a)         1.00%          -34.51%
      2001                               430          $   8.64         $  3,714        0.00%(a)         1.00%          -35.81%
JPVF S&P 500 Index Division
      2005                             2,252          $   9.98         $ 22,478        1.70%            1.00%            3.65%
      2004                             2,408          $   9.63         $ 23,177        1.16%            1.00%            9.46%
      2003                             2,163          $   8.80         $ 19,026        1.18%            1.00%           27.02%
      2002                             1,767          $   6.93         $ 12,235        1.04%            1.00%          -23.11%
      2001                             1,312          $   9.01         $ 11,812        0.63%            1.00%          -13.06%
JPVF Value Division
      2005                               355          $  12.62         $  4,477        1.21%            1.00%            6.91%
      2004                               332          $  11.80         $  3,919        0.92%            1.00%           10.74%
      2003                               324          $  10.66         $  3,453        0.89%            1.00%           26.90%
      2002                               341          $   8.40         $  2,865        0.90%            1.00%          -22.14%
      2001                               284          $  10.79         $  3,059        0.76%            1.00%            0.53%
JPVF Mid-Cap Growth Division
      2005                               164          $  10.31         $  1,689        0.00%(a)         1.00%           11.16%
      2004                               126          $   9.28         $  1,168        0.00%(a)         1.00%           10.73%
      2003                               124          $   8.38         $  1,040        0.00%(a)         1.00%           48.11%
      2002                               107          $   5.66         $    608        0.00%(a)         1.00%          -32.30%
      2001                                13          $   8.36         $    112        0.00%(a)         1.00%          -16.44%
06/04/01                                  --(c)       $  10.00         $     --
JPVF Mid-Cap Value Division
      2005                               204          $  14.87         $  3,040        0.00%(a)         1.00%            8.92%
      2004                               174          $  13.65         $  2,369        0.00%(a)         1.00%           14.66%
      2003                               142          $  11.91         $  1,687        0.00%(a)         1.00%           41.72%
      2002                               122          $   8.40         $  1,029        0.00%(a)         1.00%          -14.52%
      2001                                38          $   9.83         $    369        0.00%(a)         1.00%           -1.72%
      05/30/01                             3          $  10.00         $     33

                                                  AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------------   ------------------------------------------------
                                      UNITS                          NET ASSETS    INVESTMENT*
                                     (000S)      UNIT FAIR VALUE       (000S)     INCOME RATIO    EXPENSE RATIO**  TOTAL RETURN***
                                     -------     ---------------     ----------   ------------    ---------------  ---------------
JPVF Small Company Division
      2005                              258          $  10.52         $  2,719       0.00%(a)          1.00%           10.85%
      2004                              275          $   9.49         $  2,607       0.00%(a)          1.00%            5.15%
      2003                              292          $   9.03         $  2,638       0.00%(a)          1.00%           38.93%
      2002                              228          $   6.50         $  1,483       0.00%(a)          1.00%          -29.67%
      2001                              155          $   9.24         $  1,432       0.00%(a)          1.00%           -8.12%
JPVF Small-Cap Value Division
      2005                              194          $  15.47         $  3,000       0.00%(a)          1.00%            4.06%
      2004                              210          $  14.86         $  3,119       0.00%(a)          1.00%           18.58%
      2003                              167          $  12.54         $  2,099       0.00%(a)          1.00%           34.44%
      2002                              126          $   9.32         $  1,172       0.00%(a)          1.00%          -13.51%
      2001                               33          $  10.78         $    354       0.00%(a)          1.00%            7.80%
      05/30/01                            3          $  10.00         $     33
JPVF International Equity Division
      2005                              446          $  10.41         $  4,641       0.49%             1.00%           18.27%
      2004                              383          $   8.80         $  3,372       0.25%             1.00%           15.85%
      2003                              317          $   7.60         $  2,409       1.19%             1.00%           30.07%
      2002                              274          $   5.84         $  1,598       0.00%(a)          1.00%          -23.56%
      2001                              211          $   7.64         $  1,615       0.00%(a)          1.00%          -23.75%
JPVF World Growth Stock Division
      2005                              281          $  16.43         $  4,620       1.30%             1.00%            7.80%
      2004                              193          $  15.24         $  2,938       1.02%             1.00%           17.38%
      2003                              153          $  12.98         $  1,984       1.79%             1.00%           32.76%
      2002                              135          $   9.78         $  1,322       1.12%             1.00%          -17.50%
      2001                               95          $  11.86         $  1,130       1.30%             1.00%           -7.35%
JPVF High Yield Bond Division
      2005                              209          $  11.90         $  2,482       5.83%             1.00%            0.74%
      2004                              168          $  11.81         $  1,981       6.50%             1.00%            7.97%
      2003                              125          $  10.94         $  1,368       5.94%             1.00%           18.33%
      2002                               97          $   9.24         $    895       0.04%             1.00%            1.10%
      2001                               62          $   9.14         $    568       9.85%             1.00%            2.40%
JPVF Balanced Division
      2005                              332          $  13.58         $  4,511       2.26%             1.00%            4.33%
      2004                              402          $  13.01         $  5,233       1.64%             1.00%            8.52%
      2003                              326          $  11.99         $  3,904       2.22%             1.00%           12.90%
      2002                              267          $  10.62         $  2,836       2.44%             1.00%           -7.29%
      2001                              157          $  11.46         $  1,801       2.23%             1.00%           -5.25%
JPVF Money Market Division
      2005                            1,435          $  11.17         $ 16,029       0.66%             1.00%            1.71%
      2004                              742          $  10.98         $  8,151       0.63%             1.00%           -0.22%
      2003                              584          $  11.01         $  6,428       1.21%             1.00%           -0.41%
      2002                              656          $  11.05         $  7,246       2.17%             1.00%            0.22%
      2001                              520          $  11.03         $  5,731       2.69%             1.00%            2.73%
American Century VP International
 Division
      2005                              111          $  11.53         $  1,284       1.13%             1.00%           12.13%
      2004                               93          $  10.28         $    961       0.51%             1.00%           13.78%
      2003                               62          $   9.04         $    564       0.52%             1.00%           23.27%
      2002                               21          $   7.33         $    151       0.63%             1.00%          -21.16%
      2001                                8          $   9.30         $     75       0.00%(a)          1.00%           -7.03%
      08/09/01                           --(c)       $  10.00         $     --

                                                  AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------------   ------------------------------------------------
                                      UNITS                          NET ASSETS    INVESTMENT*
                                     (000S)      UNIT FAIR VALUE       (000S)     INCOME RATIO    EXPENSE RATIO**  TOTAL RETURN***
                                     -------     ---------------     ----------   ------------    ---------------  ---------------
American Century VP Value Division
      2005                               86          $  12.89         $  1,104       0.66%             1.00%            3.81%
      2004                               59          $  12.41         $    731       0.63%             1.00%           13.04%
      2003                               22          $  10.98         $    240       0.81%             1.00%           27.53%
      2002                               15          $   8.61         $    127       0.00%(a)          1.00%          -13.89%
      05/08/02                           --(c)       $  10.00         $      1
American Funds Growth Division
      2005                              437          $  15.74         $  6,881       0.80%             1.00%           15.04%
      2004                              218          $  13.68         $  2,981       0.23%             1.00%           11.38%
      2003                               78          $  12.29         $    959       0.21%             1.00%           22.85%
      05/05/03                            3          $  10.00         $     28
American Funds Growth-Income Division
      2005                              427          $  13.65         $  5,832       1.58%             1.00%            4.78%
      2004                              206          $  13.02         $  2,679       1.27%             1.00%            9.28%
      2003                               69          $  11.92         $    817       1.72%             1.00%           19.17%
      05/27/03                           --(c)       $  10.00         $      3
Fidelity(R)VIP Contrafund(R)Division
      2005                              904          $  14.37         $ 12,984       0.27%             1.00%           15.78%
      2004                              767          $  12.41         $  9,523       0.32%             1.00%           14.33%
      2003                              670          $  10.86         $  7,277       0.45%             1.00%           27.19%
      2002                              621          $   8.54         $  5,298       0.72%             1.00%          -10.25%
      2001                              461          $   9.51         $  4,379       0.65%             1.00%          -13.13%
Fidelity(R) VIP Equity-Income
 Division
      2005                              631          $  13.28         $  8,374       1.57%             1.00%            4.82%
      2004                              632          $  12.67         $  8,004       1.42%             1.00%           10.42%
      2003                              553          $  11.48         $  6,346       1.60%             1.00%           29.03%
      2002                              469          $   8.89         $  4,167       1.52%             1.00%          -17.77%
      2001                              346          $  10.82         $  3,739       0.99%             1.00%           -5.91%
Fidelity(R) VIP Growth Division
      2005                              697          $   9.01         $  6,277       0.51%             1.00%            4.75%
      2004                              828          $   8.60         $  7,118       0.25%             1.00%            2.35%
      2003                              773          $   8.40         $  6,495       0.24%             1.00%           31.53%
      2002                              682          $   6.39         $  4,358       0.22%             1.00%          -30.80%
      2001                              537          $   9.23         $  4,954       0.07%             1.00%          -18.47%
Fidelity(R) VIP Investment Grade
 Bond Division
      2005                              208          $  10.47         $  2,180       2.35%             1.00%            0.88%
      2004                               92          $  10.38         $    958       1.43%             1.00%            3.15%
      2003                               20          $  10.06         $    196       0.00%(a)          1.00%            0.63%
      05/13/03                           --(c)       $  10.00         $      1
Fidelity(R)VIP Mid Cap Division
      2005                              163          $  19.35         $  3,150       0.00%(a)          1.00%           16.85%
      2004                               60          $  16.56         $  1,000       0.00%(a)          1.00%           23.42%
      2003                               10          $  13.42         $    132       0.00%(a)          1.00%           34.19%
      05/13/03                           --(c)       $  10.00         $      1
Franklin Small Cap Value Securities
 Division
      2005                              117          $  15.71         $  1,843       0.77%             1.00%            7.69%
      2004                               40          $  14.59         $    577       0.12%             1.00%           22.51%
      2003                                2          $  11.91         $     30       0.18%             1.00%           19.10%
      06/05/03                            2          $  10.00         $     19

                                                  AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------------   ------------------------------------------------
                                      UNITS                          NET ASSETS    INVESTMENT*
                                     (000S)      UNIT FAIR VALUE       (000S)     INCOME RATIO    EXPENSE RATIO**  TOTAL RETURN***
                                     ------      ---------------     ----------   ------------    ---------------  ---------------
Goldman Sachs VIT Capital Growth
 Division
      2005                               65          $   8.93         $    583       0.17%             1.00%            1.92%
      2004                               49          $   8.76         $    432       0.79%             1.00%            8.00%
      2003                               40          $   8.12         $    326       0.00%(a)          1.00%            2.20%
      12/19/03                           39          $   7.94         $    307
MFS(R) Research Series Division
      2005                              172          $  10.02         $  1,723       0.47%             1.00%            6.73%
      2004                              171          $   9.39         $  1,604       1.08%             1.00%           14.70%
      2003                              177          $   8.19         $  1,449       0.70%             1.00%           23.47%
      2002                              182          $   6.63         $  1,206       0.26%             1.00%          -25.28%
      2001                              162          $   8.88         $  1,439       0.01%             1.00%          -22.04%
MFS(R) Utilities Series Division
      2005                              214          $  16.44         $  3,520       0.58%             1.00%           15.68%
      2004                              201          $  14.21         $  2,855       1.42%             1.00%           28.90%
      2003                              183          $  11.02         $  2,015       2.42%             1.00%           34.54%
      2002                              177          $   8.19         $  1,452       2.47%             1.00%          -23.52%
      2001                              147          $  10.71         $  1,573       3.03%             1.00%          -24.97%
PIMCO Total Return Division
      2005                            1,206          $  12.49         $ 15,066       3.47%             1.00%            1.44%
      2004                              821          $  12.31         $ 10,107       1.89%             1.00%            3.85%
      2003                              699          $  11.86         $  8,294       2.86%             1.00%            4.00%
      2002                              588          $  11.40         $  6,701       4.03%             1.00%            8.00%
      2001                              111          $  10.56         $  1,176       4.32%(b)          1.00%            5.57%
      05/01/01                            3          $  10.00         $     28
ProFund VP Asia 30 Division
      2005                               21          $  12.99         $    274       0.30%             1.00%           18.32%
      2004                               --(c)       $  10.99         $      4       0.17%             1.00%            9.80%
      10/19/04                           --(c)       $  10.00         $     --
ProFund VP Europe 30 Division
      2005                                5          $  11.89         $     58       0.16%             1.00%            7.02%
      2004                                1          $  11.10         $      8       0.11%             1.00%           11.07%
      09/20/04                           --(c)       $  10.00         $      5
ProFund VP Financials Division
      2005                               24          $  13.63         $    334       0.87%             1.00%            2.95%
      2004                               17          $  13.23         $    223       0.33%             1.00%            9.24%
      2003                               11          $  12.12         $    135       0.23%             1.00%           27.70%
      2002                                4          $   9.49         $     37       0.00%(a)          1.00%           -5.12%
      07/12/02                           --(c)       $  10.00         $      3
ProFund VP Health Care Division
      2005                               12          $  13.27         $    163       0.00%(a)          1.00%            4.97%
      2004                                7          $  12.64         $     86       0.00%(a)          1.00%            1.34%
      2003                                5          $  12.48         $     59       0.00%(a)          1.00%           16.26%
      2002                                1          $  10.73         $     11       0.00%(a)          1.00%            7.30%
      07/16/02                           --(c)       $  10.00         $      1
ProFund VP Large-Cap Growth Division
      2005                                6          $  10.88         $     64       0.01%             1.00%           -0.07%
      2004                               --(c)       $  10.89         $      5       0.00%(a)          1.00%            8.83%
      08/31/04                           --(c)       $  10.00         $     --

                                                  AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------------   ------------------------------------------------
                                      UNITS                          NET ASSETS    INVESTMENT*
                                     (000S)      UNIT FAIR VALUE       (000S)     INCOME RATIO    EXPENSE RATIO**  TOTAL RETURN***
                                     ------      ---------------     ----------   ------------    ---------------  ---------------
ProFund VP Large-Cap Value
 Division
      2005                               10          $  11.19         $    111       0.00%             1.00%            2.01%
      2004                                1          $  10.96         $      8       0.00%(a)          1.00%            9.66%
      06/28/04                           --(c)       $  10.00         $     --
ProFund VP Rising Rates Opportunity
 Division
      2005                                9          $   7.88         $     71       0.00%(a)          1.00%           -8.81%
      2004                                4          $   8.64         $     35       0.00%(a)          1.00%          -13.64%
      05/06/04                           --(c)       $  10.00         $      5
ProFund VP Small-Cap Growth Division
      2005                               12          $  12.05         $    147       0.00%(a)          1.00%            6.47%
      2004                                2          $  11.31         $     19       0.00%(a)          1.00%           13.13%
      09/14/04                           --(c)       $  10.00         $      3
ProFund VP Small-Cap Value Division
      2005                                5          $  12.29         $     65       0.00%(a)          1.00%            2.96%
      2004                                4          $  11.94         $     51       0.00%(a)          1.00%           19.38%
      08/16/04                            1          $  10.00         $      8
ProFund VP Technology Division
      2005                               19          $  10.55         $    201       0.39%             1.00%            0.22%
      2004                               17          $  10.53         $    182       0.00%(a)          1.00%           -1.42%
      2003                               22          $  10.68         $    239       0.00%(a)          1.00%           44.52%
      2002                                5          $   7.39         $     38       0.00%(a)          1.00%          -26.11%
      05/24/02                            2          $  10.00         $     25
ProFund VP U.S. Government Plus
 Division
      2005                               10          $  12.05         $    119       2.32%             1.00%            7.95%
      2004                                6          $  11.16         $     63       0.68%             1.00%           11.60%
      06/29/04                           13          $  10.00         $    133
Scudder VIT Small Cap Index
 Division
      2005                               83          $  14.84         $  1,228       0.43%             1.00%            2.96%
      2004                               91          $  14.41         $  1,308       0.16%             1.00%           16.31%
      2003                               57          $  12.39         $    703       0.38%             1.00%           44.60%
      2002                               16          $   8.57         $    134       2.51%(b)          1.00%          -14.33%
      07/01/02                            4          $  10.00         $     41
T. Rowe Price Mid-Cap Growth
 Division
      2005                               78          $  15.29         $  1,199       0.00%(a)          1.00%           13.30%
      2004                               76          $  13.49         $  1,025       0.00%(a)          1.00%           16.88%
      2003                               94          $  11.55         $  1,087       0.00%(a)          1.00%           36.72%
      2002                               12          $   8.45         $    100       0.00%(a)          1.00%          -15.55%
      06/12/02                           --(c)       $  10.00         $      2
Templeton Foreign Securities
 Division
      2005                              764          $  13.83         $ 10,559       1.14%             1.00%            9.08%
      2004                              693          $  12.68         $  8,789       1.06%             1.00%           17.35%
      2003                              550          $  10.80         $  5,941       1.79%             1.00%           30.90%
      2002                              425          $   8.25         $  3,510       1.55%             1.00%          -19.37%
      2001                              250          $  10.24         $  2,556       2.95%             1.00%          -16.84%

                                                  AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
                                     ------------------------------------------   ------------------------------------------------
                                      UNITS                          NET ASSETS    INVESTMENT*
                                     (000S)      UNIT FAIR VALUE       (000S)     INCOME RATIO    EXPENSE RATIO**  TOTAL RETURN***
                                     ------      ---------------     ----------   ------------    ---------------  ---------------
Vanguard(R) VIF Mid-Cap
 Index Division
      2005                              272          $  14.22         $  3,864       0.90%             1.00%           12.84%
      2004                              194          $  12.60         $  2,440       0.65%             1.00%           19.12%
      2003                               94          $  10.58         $    992       0.64%             1.00%           32.72%
      2002                               28          $   7.97         $    226       0.00%(a)          1.00%          -20.31%
      05/23/02                           --(c)       $  10.00         $      2
Vanguard(R)VIF REIT
 Index Division
      2005                              164          $  18.15         $  2,976       2.97%             1.00%           10.73%
      2004                              149          $  16.39         $  2,437       2.31%             1.00%           29.21%
      2003                              100          $  12.69         $  1,273       7.04%             1.00%           34.14%
      2002                               49          $   9.46         $    459       0.00%(a)          1.00%           -5.43%
      05/08/02                            2          $  10.00         $     15
Vanguard(R) VIF Small
 Company Growth Division
      2005                              248          $  13.04         $  3,233       0.00%(a)          1.00%            5.21%
      2004                              150          $  12.39         $  1,860       0.08%             1.00%           14.15%
      2003                               93          $  10.86         $  1,009       0.01%             1.00%           39.67%
      2002                               13          $   7.77         $    104       0.00%(a)          1.00%          -22.26%
      05/23/02                           --(c)       $  10.00         $      3
JPMorgan Bond Division
      2005                              300          $  18.58         $  5,576       3.81%             0.65%            2.15%
      2004                              375          $  18.19         $  6,815       3.48%             0.65%            3.62%
      2003                              370          $  17.56         $  6,501       3.03%             0.65%            3.04%
      2002                              422          $  17.04         $  7,195       0.71%             0.65%            8.10%
      2001                              481          $  15.76         $  7,586       6.03%             0.65%            6.23%
JPMorgan International
 Equity Division
      2005                              253          $  17.25         $  4,370       0.92%             0.65%            9.98%
      2004                              302          $  15.68         $  4,728       0.56%             0.65%           17.60%
      2003                              293          $  13.33         $  3,902       0.86%             0.65%           31.59%
      2002                              534          $  10.13         $  5,409       0.46%             0.65%          -18.84%
      2001                              534          $  12.49         $  6,667       0.96%             0.65%          -19.67%
JPMorgan Small Company
 Division
      2005                              127          $  28.78         $  3,662       0.00%(a)          0.65%            2.75%
      2004                              142          $  28.01         $  3,981       0.00%(a)          0.65%           26.35%
      2003                              141          $  22.17         $  3,128       0.00%(a)          0.65%           35.09%
      2002                              296          $  16.41         $  4,850       0.20%             0.65%          -22.16%
      2001                              279          $  21.09         $  5,883       0.04%             0.65%           -8.63%
JPMorgan U.S. Large Cap
 Core Equity Division
      2005                              246          $  23.67         $  5,814       1.31%             0.65%            0.70%
      2004                              281          $  23.50         $  6,597       0.76%             0.65%            8.78%
      2003                              277          $  21.61         $  5,993       0.76%             0.65%           27.30%
      2002                              463          $  16.97         $  7,866       0.05%             0.65%          -25.11%
      2001                              444          $  22.66         $ 10,072       0.48%             0.65%          -12.48%

----------
(a)  No income dividend during the period

(b) Annualized for the periods prior to the 2003 adoption of the Statement of Position 03-5 - Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES.

(c)  Units less than 500 are reported as zero

* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reduction in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns for periods of less than one year have not been annualized.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Life Insurance Company of America, adopted at a meeting held on August 4, 1993.Fn1

     (b) Not applicable.

     (c) (i) Form of Distribution Agreement among Chubb Life Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation.Fn1

         (ii)  Specimen Selling Agreement.Fn2

         (iii) Specimen District Manager Agreement.Fn1

         (iv)  Specimen Registered Representative's Agreement.Fn1


         (v)   Schedule of Commissions.Fn8

     (d) (i)   Specimen Policy.Fn7


         (ii)  Specimen Riders.Fn2


               (a) Specimen Death Benefit Maintenance Rider Fn10

               (b) Specimen Joint and Last Survivor Supplemental Coverage
                   Rider Fn10

               (c) Specimen Joint Survivor Guaranteed Death Benefit Rider Fn10

               (d) Specimen Joint and Last Survivor Temporary Term Insurance
                   Rider Fn10

               (e) Specimen Joint and Last Survivor Policy Exchange Option Fn10


               (f) Specimen Joint and Last Survivor Automatic Increase Rider
                   Fn11


               (g) Specimen Specified Insured Term Rider Fn10


     (e) Specimen Application.Fn9

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn3

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn3


     (g) Reinsurance Contracts.Fn8


     (h) Participation Agreements.
         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn4


         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn8

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot Financial Insurance Company.Fn8

          (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn9


          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn3

                 (b) Addendum to the Participation Agreement.Fn3

                 (c) Addendum to the Participation Agreement.Fn3

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn3

                 (b) Addendum to the Participation Agreement.Fn3

                 (c) Addendum to the Participation Agreement.Fn3

          (vii) (a) Participation Agreement by and amount Ayco Series Trust (merged into Goldman Sachs Variable Insurance Trust), Mercer Allied Company, L.P. (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn6

                 (b) Administrative Services Agreement by and among Ayco Series Trust (merged into Goldman Sachs Variable Insurance Trust), the Ayco Company, L.P (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn6

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn6

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn5


          (x) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8


          (xi) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn6


               (b) Pimco Variable Insurance Trust Services Agreement.Fn8

          (xii) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn8

          (xiii) (a) Business agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn8

                 (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn8

     (i) Not Applicable.

     (j) Not Applicable.


     (k) Legal Opinion. Fn10

     (l) Actuarial opinion and consent Fn10

     (m) Sample calculation of items illustrated.Fn7


     (n) Consent of Independent Registered Public Accounting Firm. (Filed herewith)

     (o) Not Applicable.

     (p) Not Applicable.


     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii). (Filed herewith)


---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated February 28, 1996 (File No. 33-72830).

2. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6 dated December 1, 1998 (File No. 333-01781).

3. Incorporated by reference to Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, filed August 1, 2000 (File No. 333-42742).

4. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

5. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 of JPF Separate Account A, filed April 19, 2000 (File No. 333-93367).

6. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).


7. Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 27, 2003 (File No. 033-01781).

8. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 24, 2003 (File No. 333-93367).

9. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-44228).

10. Incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 to Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-01781).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AS OF APRIL 3, 2006

--------------------------------------------------------------------------------


NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
CORPORATE OFFICERS

Robert D. Bates                     Executive Vice President
8801 Indian Hills Drive
Omaha, NE 68114

Dennis R. Glass                     President & CEO

Charles C. Cornelio                 Executive Vice President

Mark E. Konen                       Executive Vice President

Warren H. May                       Executive Vice President

Reggie D. Adamson                   Senior Vice President, Acting Chief Financial Officer

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Michael J. Burns                    Senior Vice President

Sandra K. Callahan                  Senior Vice President

Leonard A. Cavallaro                Senior Vice President

C. Phillip Elam, II                 Senior Vice President

Randal J. Freitag                   Senior Vice President and Actuary

Marvin L. Maynard                   Senior Vice President

Paul D. Oschner                     Senior Vice President

Robert W. Powell                    Senior Vice President

Carol Rando                         Senior Vice President

William L. Seawell, II              Senior Vice President

Richard T. Stange                   Senior Vice President and General Counsel

Robert A. Reed                      Vice President, Secretary and Corporate Counsel

Rise CM Taylor                      Vice President and Treasurer

Ronald A. Jordan                   Vice President and Controller


BOARD OF DIRECTORS

Robert D. Bates
Charles C. Cornelio
Dennis R. Glass

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.


Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT
         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 14, 2006 and amended on March 23, 2006.


Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account A, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS


Ronald R. Angarella                 Chairman and Chief Executive Officer
David K. Booth                      President
David Armstrong                     Vice President
W. Thomas Boulter                   Vice President & Chief Compliance Officer
Craig D. Moreshead                  Secretary
John A. Weston                      Treasurer & Chief Financial Officer
Lisa S. Clifford                    Assistant Vice President
Donna M. Wilbur                     Assistant Treasurer


BOARD OF DIRECTORS

Ronald R. Angarella
David K. Booth
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPF Separate Account C, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 28th day of April, 2006.



(SEAL)                               JPF SEPARATE ACCOUNT C
                                       (Registrant)

                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY (Depositor)


                                     By:  /s/ Ronald R. Angarella
                                     -------------------------------------------
                                              Ronald R. Angarella

                                     Title:   Senior Vice President
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio*
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------


ATTEST:

/s/ Frederick C. Tedeschi
--------------------------------
Frederick C. Tedeschi
Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----
/s/ Dennis R. Glass*                  President and Chief        April 28, 2006
-----------------------------------   Executive Officer
    Dennis R. Glass

/s/ Reggie Adamson*                   Senior Vice President      April 28, 2006
-----------------------------------   and Acting Chief
    Reggie Adamson                    Financial Officer

/s/ Robert D. Bates*                  Director; Executive        April 28, 2006
-----------------------------------   Vice President
    Robert D. Bates

/s/ Charles C. Cornelio*              Director;                  April 28, 2006
-----------------------------------   Executive
Charles C. Cornelio                   Vice President

/s/ Ronald A. Jordan*                 Vice President             April 28, 2006
-----------------------------------   and Controller
Ronald A. Jordan                      (Principal Accounting
                                      Officer)


By: /s/ Frederick C. Tedeschi
    ------------------------------
    Frederick C. Tedeschi, Attorney-in-Fact
    April 28, 2006

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                             /s/ Dennis R. Glass
                                                             -------------------
                                                             Dennis R. Glass

Date: April 27, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Reggie Adamson, Senior Vice President and Acting Chief Financial Officer Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                              /s/ Reggie Adamson
                                                              ------------------
                                                              Reggie Adamson

Date: April 27, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of April, 2006.

                                                             /s/ Robert D. Bates
                                                             -------------------
                                                             Robert D. Bates

Date: April 24, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Ronald A. Jordan, Vice President and Controller of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald
R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                            /s/ Ronald A. Jordan
                                                            --------------------
                                                            Ronald A. Jordan

Date: April 27, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of April, 2006.

                                                         /s/ Charles C. Cornelio
                                                         -----------------------
                                                         Charles C. Cornelio

Date: April 24, 2006


(SEAL)

                                  EXHIBIT INDEX

n.     Consent of Independent Registered Public Accounting Firm.


q.     Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii)